UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2004 - July 31, 2004

Item 1:	Reports to Shareholders

Vanguard® U.S. Government Bond Funds

July 31, 2004

semiannual report

Vanguard® Short-Term Treasury Fund

Vanguard® Short-Term Federal Fund

Vanguard® Inflation-Protected Securities Fund

Vanguard® Intermediate-Term Treasury Fund

Vanguard® GNMA Fund

Vanguard® Long-Term Treasury Fund

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letter from Vanguard’s chairman, John J. Brennan, together with the letters from the managers who select securities for your fund, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that the opinions expressed by Vanguard’s investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change—and in the financial markets you can be certain only of change—an investment manager’s job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	REPORTS FROM THE ADVISORS
12	FUND PROFILES
18	GLOSSARY OF INVESTMENT TERMS
19	PERFORMANCE SUMMARIES
23	ABOUT YOUR FUND'S EXPENSES
26	FINANCIAL STATEMENTS
59	ADVANTAGES OF VANGUARD.COM

Summary

• During the six months ended July 31, 2004, the Vanguard U.S. Government Bond Funds posted returns that ranged from –0.5% to 1.7%.

• Interest rates generally rose during the period, causing bond prices to drop. In most bond categories, the falling prices offset interest income, resulting in nearly flat returns.

• The funds’ results were roughly in line with those of their benchmark indexes and were a tad higher than the average returns of competing funds.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six months ended July 31, 2004, bond prices generally fell, offsetting interest income. In this environment, the Vanguard U.S. Government Bond Funds posted total returns that ranged from –0.5% for the Investor Shares of the Long-Term Treasury Fund to 1.7% for the Institutional Shares of the Inflation-Protected Securities Fund. The results were in line with those of benchmark indexes, and all six funds topped the average results of their competitive groups, though by slim margins.

The table on page 2 shows six-month total returns (capital change plus reinvested distributions) for the funds and their comparative measures. Each fund’s starting and ending share prices, together with distributions to shareholders, are shown in the table on page 6.

With bond prices falling, our funds’ yields generally rose during the six months, though most of the increase was at the shorter end of the maturity spectrum. The yield of the Short-Term Treasury Fund’s Investor Shares rose 86 basis points (0.86 percentage point), while that of the Long-Term Treasury Fund’s Investor Shares increased a mere 19 basis points. One exception to the trend was Vanguard GNMA Fund; the yield of its Investor Shares fell 27 basis points during the fiscal half-year.

BONDS FOLLOWED THE ECONOMY’S LEAD

The U.S. economy grew in fits and starts in the period, and the bond market reflected the conflicting economic news. Bond prices rose early on, but dropped sharply as unexpectedly strong job growth suggested that the economic expansion—and inflation—might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%. Prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

Total Returns	Six Months Ended July 31, 2004
Vanguard Short-Term Treasury Fund
Investor Shares	-0.1%
Admiral Shares	0.0
Lehman 1-5 Year Treasury Index	0.0
Average Short Treasury Fund*	-0.2
Vanguard Short-Term Federal Fund
Investor Shares	-0.1%
Admiral Shares	0.0
Lehman 1-5 Year Government Index	0.1
Average 1-5 Year Government Fund*	-0.2
Vanguard Inflation-Protected Securities Fund
Investor Shares	1.6%
Institutional Shares	1.7
Lehman Treasury Inflation Notes Index	1.7
Average Treasury Inflation
Protected Securities Fund*	1.4
Vanguard Intermediate-Term Treasury Fund
Investor Shares	-0.1%
Admiral Shares	0.0
Lehman 5-10 Year Treasury Index	-0.1
Average General Treasury Fund*	-0.6
Vanguard GNMA Fund
Investor Shares	0.7%
Admiral Shares	0.7
Lehman GNMA Index	1.0
Average GNMA Fund*	0.5
Vanguard Long-Term Treasury Fund
Investor Shares	-0.5%
Admiral Shares	-0.4
Lehman Long Treasury Index	-0.2
Average General Treasury Fund*	-0.6

*Derived from data provided by Lipper Inc.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than government issues. As expected, the yield of the 3-month U.S. Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

STOCK PRICES DECLINED MODESTLY

Stocks meandered downward during the six-month period, affected as bonds were by the shifting economic news. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned –2.2%.

Strong corporate earnings growth provided some support for stock prices, but the prospect of higher inflation and general economic uncertainty exerted a stronger influence.

Returns of larger-capitalization stocks outpaced those of smaller-cap stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest local-currency gains, but a strengthening greenback transformed gains into losses for U.S. dollar-based investors.

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares
This class of shares also carries low expenses and is available for a minimum investment of $10 million.

FALLING PRICES FLATTENED THE FUNDS’ RETURNS

With interest rates rising, all six of our U.S. government bond funds experienced price declines. Because long-term bonds are the most sensitive to interest rate changes, the Long-Term Treasury Fund was affected most; it posted a total return of –0.5%, with a 2.5% income return partly offsetting a –3.0% decline in share price. Three funds posted virtually flat returns, with income just offsetting price declines.

The Inflation-Protected Securities Fund, one of the two funds with a positive half-year result, had the smallest decline in share price (–0.6%) and the highest total return (+1.7% for Institutional Shares). Treasury inflation-indexed securities did not escape the price declines experienced by other types of bonds in the spring, but they held up better through the full period. Our fund slightly topped the average return for its peer group of Treasury inflation-protected securities funds. (This is a relatively new Lipper fund category. In previous shareholder reports, the fund was measured against intermediate-term Treasury funds—not a truly relevant peer group.)

Market Barometer	Total Returns Periods Ended July 31, 2004
	Six Months	One Year	Five Years*
Bonds
Lehman Aggregate Bond Index	0.3%	4.8%	7.3%
(Broad taxable market)
Lehman Municipal Bond Index	0.1	5.8	6.1
Citigroup 3-Month Treasury Bill Index	0.5	1.0	3.1

Stocks
Russell 1000 Index (Large-caps)	-2.2%	13.0%	-1.7%
Russell 2000 Index (Small-caps)	-4.6	17.1	5.7
Dow Jones Wilshire 5000 Index	-2.2	13.8	-1.2
(Entire market)
MSCI All Country World Index
ex USA (International)	-0.5	25.3	-0.1

CPI
Consumer Price Index	2.3%	3.0%	2.6%

*Annualized.

The GNMA Fund also stayed in the black, returning 0.7%. Because of the prepayment risk associated with mortgage-backed securities, these bonds generally pay higher interest rates than Treasury securities of comparable maturity. In recent years, that extra income has helped to support the prices of mortgage-backed issues in periods of rising interest rates; on the other hand, their prices have tended to rise less than Treasury prices when rates declined. (I should note that the prices of mortgage-backed securities may become more volatile in the future, if interest rates continue to rise. The duration of these bonds—a measure of their interest rate sensitivity—is much more changeable than the duration of non-callable bonds, and it tends to follow the direction of interest rates.)

A six-month return is a poor gauge of any investment’s performance. This is particularly true for bond funds, because while the return includes the full impact of price changes, it includes only a half-year’s worth of interest income. For that reason, in semiannual reports we customarily review our bond funds’ 12-month performance along with the 6-month record. As the table below shows, bond markets were fairly volatile over the full year ended July 31, but the fluctuations were mostly in the funds’ favor. The Inflation-Protected Securities Fund posted the highest return (+9.5%) among the six, as inflation-wary investors flocked to these securities. The Long-Term Treasury Fund provided the second-highest return (+6.7%).

BONDS CONTINUE TO PLAY A VALUABLE ROLE

In past reports, we have said that investors should not expect bonds’ stellar gains in recent years to be the norm going forward. Indeed,

Yields and Returns	SEC 30-Day Yields on July 31,			Components of Total Returns Twelve Months Ended July 31, 2004
Bond Fund (Investor Shares)	2003		2004	Capital Return	Income Return	Total Return
Short-Term Treasury	1.41%		2.35%	-1.0%	2.5%	1.5%

Short-Term Federal	0.54	*	2.69	-1.0	2.8	1.8

Inflation-Protected Securities	1.77	**	1.51 **	5.6	3.9	9.5

Intermediate-Term Treasury	2.77		3.59	-0.9	4.4	3.5

GNMA	4.36		4.36	0.2	4.8	5.0

Long-Term Treasury	4.53		4.72	1.5	5.2	6.7

*The accounting treatment for some of the fund’s total return swaps resulted in unusually low SEC 30-day annualized yields as of July 31, 2003.
**Yield is not adjusted for inflation. The principal—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

4

we opined that with interest rates likely to rise from their historic lows, short-term performance might be disappointing. With the possibility of more rate increases to come, that may still be true. Lest the temptation beckon, we caution against abandoning fixed income securities altogether. For those investors with longer-time horizons who are reinvesting their fund distributions, rising rates are good news: While they may mean a temporary decline in principal value on paper, the interest income will be reinvested in securities with lower prices and higher yields, resulting in higher total returns over the long run.

Whether the environment features rising or falling interest rates, bond funds always serve two worthy purposes: They provide higher current income than money market or equity securities, and they also serve as ballast for more-volatile stocks. The past several years—in which stock and bond prices seemed to ride both ends of a seesaw—have only reinforced the tried-and-true value of a balanced approach. A diversified investor who periodically rebalanced his or her portfolio to its target asset allocation would have been well rewarded. The Vanguard U.S. Government Bond Funds—with their low costs and stellar long-term track records—can be a valuable part of such a balanced investment plan.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 11, 2004

5

Your Fund's Performance at a Glance			January 31, 2004-July 31, 2004 Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Short-Term Treasury
Investor Shares	$10.64	$10.50	$0.134	$0.000
Admiral Shares	10.64	10.50	0.141	0.000
Short-Term Federal
Investor Shares	$10.60	$10.45	$0.141	$0.003
Admiral Shares	10.60	10.45	0.146	0.003
Inflation-Protected Securities
Investor Shares	$12.36	$12.29	$0.260	$0.000
Institutional Shares	9.88	9.83	0.212	0.000
Intermediate-Term Treasury
Investor Shares	$11.45	$11.19	$0.250	$0.000
Admiral Shares	11.45	11.19	0.257	0.000
GNMA
Investor Shares	$10.52	$10.35	$0.242	$0.000
Admiral Shares	10.52	10.35	0.246	0.000
Long-Term Treasury
Investor Shares	$11.52	$11.18	$0.284	$0.000
Admiral Shares	11.52	11.18	0.292	0.000

6

REPORT FROM THE ADVISOR

For the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds

THE INVESTMENT ENVIRONMENT

The U.S. economy continued to expand robustly through mid-2004, although there were signs of slowing in the latter months of the period. The Commerce Department reported that inflation-adjusted gross domestic product (real GDP) grew at a 3.0% annual rate in the second quarter, down from a 4.5% rate in the first quarter. Growth was lower than expected in part because of a notable deceleration in consumer spending. After climbing 4.1% in the first three months of 2004, consumer spending rose just 1.0% in the second calendar quarter, the weakest level in three years. On the other hand, investment spending by businesses accelerated at nearly a 9% pace in the second quarter, driven largely by expenditures on high-tech equipment and on the construction of single-family homes.

The employment picture was mixed, but with some positive signs. Payroll employment expanded at a fair 1.1% rate over the 12 months ended July 31, although job growth slowed significantly toward the end of the period. Nonfarm payrolls increased by only 32,000 in July, making it the slowest month for job growth since December 2003. Meanwhile, the unemployment rate, which is based on a separate survey, dropped slightly, from 5.6% in June to 5.5% in July. The majority of secondary indicators suggest that labor market conditions remain promising for increased hiring in the near future.

Investment Philosophy

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

Various inflation measures accelerated in the second quarter of 2004. The GDP price deflator, among the broadest inflation measures available, rose at an annualized rate of 3.2% in the period, up from a 2.7% rate in the first quarter. Excluding volatile food and energy prices, the personal consumption expenditure deflator—the Federal Reserve

7

Board’s preferred measure of inflation—was rising at a 1.5% annual rate as of mid-2004, compared with a rate of 1.1% at the end of 2003. Most analysts expect the inflation rate to rise further in the coming 12 months, although the Federal Reserve has noted that longer-term inflation prospects “appear contained.”

In a widely anticipated move, the Fed raised short-term interest rates on June 30 for the first time in four years. The Fed’s Open Market Committee (FOMC) raised its target for the federal funds rate by 25 basis points to 1.25%, and signaled its intention to raise rates further. In doing so, the Fed is putting an end to a period of extraordinarily accommodative monetary policy, in which the central bank sought to keep interest rates extremely low in order to support economic expansion. Although the FOMC clearly was reacting to rising prices along with other signs of economic growth, committee members said they regarded the recent acceleration in various inflation-ary measures as “transitory” and believed that inflation should remain relatively low. (The Fed raised rates by another 25 basis points on August 10, after the close of our fiscal half-year.)

THE U.S. TREASURY MARKET

A year ago, the Treasury yield curve peaked, with the spread between 2-year and 30-year Treasuries reaching 3.64 percentage points—one of the widest spreads in recent history. (The 2-year’s yield was 1.70%; the 30-year’s was 5.34%.) By July 31, 2004, this spread had closed to 2.52 percentage points.

As the accompanying table shows, the spread tightened because short-term interest rates were rising at a faster pace than long-term rates. This can happen because short-term rates react most strongly to Federal Reserve actions while long-term rates are influenced primarily by investors’ expectations about inflation. With the Fed considering further increases in short-term rates,

Yields of U.S. Treasury Bonds
Maturity	January 31, 2004	July 31, 2004	Change (basis points)
2 years	1.82%	2.68%	+86
3 years	2.23	3.01	+78
5 years	3.14	3.69	+55
10 years	4.13	4.48	+35
30 years	4.96	5.20	+24

Source: The Vanguard Group.

8

investors’ concerns about future inflation have moderated, and the spread between short and long-term interest rates can potentially fall further.

THE MANAGEMENT OF THE FUNDS

We maintained a bearish tilt in the three Treasury funds, keeping their durations marginally shorter than those of their benchmarks, both because of the Fed’s stated intention to continue raising rates and because we saw renewed signs of broadening economic strength.

For the same reason, we also kept durations shorter for the other two funds. In the Inflation-Protected Securities Fund, we underweighted 30-year securities relative to the benchmark Lehman Treasury Inflation Notes Index through much of the period. In the fiscal half-year, this shorter duration detracted slightly from the fund’s relative performance.

For the Short-Term Federal Fund, we kept the duration below the level we normally consider neutral; however, the steep slope of the yield curve somewhat offset the benefit of rising rates for this fund. The fund’s allocations to agency, Treasury, and mortgage-backed securities have been relatively stable, with some reduction in Treasury holdings late in the period. In comparison with its benchmark, the Short-Term Federal Fund was underweighted in callable agency securities, which provided a small benefit to performance early in the period but a small setback later, with little net impact for the full period. The fund held about 6% of its assets in hybrid ARM (adjustable-rate mortgage) issues. This sector is a rapidly growing part of the mortgage-backed securities market, and we will continue to evaluate it for further investment going forward.

Robert F. Auwaerter, PRINCIPAL

John W. Hollyer, PRINCIPAL

Kenneth E. Volpert, PRINCIPAL

David R. Glocke, PRINCIPAL

VANGUARD FIXED INCOME GROUP

AUGUST 18, 2004

9

REPORT FROM THE ADVISOR

For the GNMA Fund

THE INVESTMENT ENVIRONMENT

Interest rates moved higher during the six months ended July 31, 2004, as bond investors became increasingly convinced that the extended period of accommodative monetary policy was drawing to a close. Federal Reserve officials made it quite clear that once the employment situation in the United States began to improve, they would move to raise short-term interest rates to a more “normal” level. The employment environment did improve, and the Fed reacted just as the officials had indicated. Although the Fed’s initial actions were modest—it raised the target for the federal funds rate by 25 basis points on June 30 (and by the same amount in August, after the close of our reporting period)—the bond market has pushed interest rates broadly higher in anticipation of future moves.

THE FUND’S SUCCESSES

The rise in interest rates caused mortgage refinancing to slow dramatically, and it appears that the GNMA Fund’s income levels have stopped falling for now. (When refinancing accelerates because of low rates, the fund’s income will drop, because it has to reinvest proceeds from the paid-off loans in new mortgages that carry the lower rates.) If, as we expect, the Fed boosts its rate target gradually over the next several quarters, we will see income begin to rise. We have been moving at the margins to raise the fund’s income level, and that has been a positive factor so far.

THE FUND’S SHORTFALLS

Although rising interest rates cause refinancing to slow sharply and income to stabilize, then rise, it is also true that rising rates cause the prices of fixed income securities to fall. We experienced some of that price erosion during the past six months. The structure of the GNMA Fund has meant that the price declines were modest compared with those of many other types of bonds; nevertheless, the fund’s net asset value did fall during the period.

10

THE FUND’S POSITIONING

Because the bond market anticipates Fed moves, it is probable that current interest rates already reflect most of the increases that Fed officials will be making in the target federal funds rate. Although we expect short-term rates to move higher, we do not expect mortgage interest rates to rise nearly as far. We are therefore beginning to position the fund for a period of stable to slightly higher interest rates, which means raising our average coupon to achieve a higher level of current income. It is this higher level of income that will drive the fund’s total returns during the next few quarters.

Paul Kaplan, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 12, 2004

11

As of 7/31/2004

FUND PROFILES

These Profiles provides snapshots of each fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

SHORT-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	37	51	5,697
Yield		--	--
Investor Shares	2.4%
Admiral Shares	2.5%
Yield to Maturity	2.5%†	2.9%	4.6%
Average Coupon	3.7%	3.5%	5.4%
Average Effective Maturity	1.9 years	2.6 years	7.4 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	1.8 years	2.5 years	4.7 years
Expense Ratio		--	--
Investor Shares	0.25%‡
Admiral Shares	0.12%‡
Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.97	1.00	0.78	1.00
Beta	0.87	1.00	0.50	1.00

Sector Diversification (% of portfolio)
Treasury	92%
Agency/GSEs‡‡	8
Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%
Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	14%
1-3 Years	65
3-5 Years	19
Over 5 Years	2
Total	100%

Investment Focus

  *Lehman 1–5 Year Treasury Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
 ‡Annualized.
‡‡Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

12

SHORT-TERM FEDERAL FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	55	446	5,697
Yield		--	--
Investor Shares	2.7%
Admiral Shares	2.8%
Yield to Maturity	2.9%†	3.0%	4.6%
Average Coupon	4.3%	3.5%	5.4%
Average Effective Maturity	2.2 years	2.6 years	7.4 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	1.9 years	2.4 years	4.7 years
Expense Ratio		--	--
Investor Shares	0.21%‡
Admiral Shares	0.13%‡
Short-Term Reserves	8%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.98	1.00	0.82	1.00
Beta	0.86	1.00	0.49	1.00

Sector Diversification (% of portfolio)
Treasury	21%
Agency/GSEs‡‡	79
Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%
Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	17%
1-3 Years	68
3-5 Years	14
Over 5 Years	1
Total	100%

Investment Focus

  *Lehman 1–5 Year Government Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
 ‡Annualized.
‡‡Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Visit our website at Vanguard.com for regularly updated fund information.

13

FUND PROFILES (CONTINUED)

INFLATION-PROTECTED
SECURITIES FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	15	14	5,697
Yield		--	--
Investor Shares	1.5%†
Institutional Shares	1.6%†
Average Coupon	3.2%†	3.2%†	5.4%
Average Effective Maturity	11.1 years	11.3 years	7.4 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	5.4 years	5.5 years	4.7 years
Expense Ratio		--	--
Investor Shares	0.19%‡
Institutional Shares	0.12%‡
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	1.00	1.00	0.76	1.00
Beta	0.99	1.00	1.42	1.00

Sector Diversification (% of portfolio)
Treasury	100%
Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%
Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	0%
1-5 Years	21
5-10 Years	50
10-20 Years	0
20-30 Years	29
Total	100%

Investment Focus

  *Lehman Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
 †In real terms; not adjusted for inflation. The principal amounts—and thus the interest payments—of these securities are adjusted over time to reflect inflation.
††Moody’s Investors Service.
 ‡Annualized.

14

INTERMEDIATE-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	34	23	5,697
Yield		--	--
Investor Shares	3.6%
Admiral Shares	3.7%
Yield to Maturity	3.8%†	4.7%	4.6%
Average Coupon	6.2%	5.4%	5.4%
Average Effective Maturity	6.2 years	7.8 years	7.4 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	4.7 years	6.1 years	4.7 years
Expense Ratio		--	--
Investor Shares	0.25%‡
Admiral Shares	0.11%‡
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.99	1.00	0.92	1.00
Beta	0.85	1.00	1.32	1.00

Sector Diversification (% of portfolio)
Treasury	84%
Agency/GSEs‡‡	16
Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%
Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	8%
1-5 Years	21
5-10 Years	47
10-20 Years	24
Total	100%

Investment Focus

  *Lehman 5–10 Year Treasury Index.
**Lehman Aggregate Bond Index.
 †Before expenses.
††Moody’s Investors Service.
 ‡Annualized.
‡‡Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Visit our website at Vanguard.com for regularly updated fund information.

15

FUND PROFILES (CONTINUED)

GNMA FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	25†	110	5,697
Yield		--	--
Investor Shares	4.4%
Admiral Shares	4.4%
Yield to Maturity	5.0%††	5.3%	4.6%
Average Coupon	5.6%	5.9%	5.4%
Average Effective Maturity	5.5	years	7.2 years
Average Quality‡	Aaa	Aaa	Aa1
Average Duration	4.0	years	3.6 years
Expense Ratio		--	--
Investor Shares	0.20%‡‡
Admiral Shares	0.12%‡‡
Short-Term Reserves	5%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.95	1.00	0.89	1.00
Beta	1.27	1.00	0.73	1.00

Distribution by Coupon (% of portfolio)

Below 6%	50%
6%-7%	42
7%-8%	7
Above 8%	1
Total	100%

Investment Focus

  *Lehman GNMA Index.
**Lehman Aggregate Bond Index.
 †Issues are mortgage pools grouped by coupon.
††Before expenses.
 ‡Moody’s Investors Service.
‡‡Annualized.

16

LONG-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	21	40	5,697
Yield		--	--
Investor Shares	4.7%
Admiral Shares	4.8%
Yield to Maturity	4.7%†	5.1%	4.6%
Average Coupon	7.0%	7.5%	5.4%
Average Effective Maturity	16.6	years	17.9 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	9.3	years	10.6 years
Expense Ratio		--	--
Investor Shares	0.25%‡
Admiral Shares	0.11%‡
Short-Term Reserves	4%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	1.00	1.00	0.95	1.00
Beta	0.98	1.00	2.37	1.00

Sector Diversification (% of portfolio)
Treasury	92%
Agency/GSEs‡‡	8
Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%
Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	4%
1-5 Years	0
5-10 Years	8
10-20 Years	48
20-30 Years	40
Total	100%

Investment Focus

 *Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
 ‡Annualized.
‡‡Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

Visit our website at Vanguard.com for regularly updated fund information.

17

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield.     A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

18

PERFORMANCE SUMMARIES

As of 7/31/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SHORT-TERM TREASURY FUND

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

	Short-Term Treasury Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-4.8%	5.2%	0.4%	-0.1%
1996	4.8	6.6	11.4	12.0
1997	-1.9	5.8	3.9	4.1
1998	1.1	6.0	7.1	7.9
1999	1.2	5.5	6.7	6.9
2000	-4.0	5.2	1.2	1.3
2001	4.1%	6.3%	10.4%	10.5%
2002	1.9	5.0	6.9	7.4
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005**	-1.3	1.2	-0.1	0.0

 *Lehman 1–5 Treasury Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 46 and 47 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Treasury Fund
Investor Shares	10/28/1991	0.26%	5.63%	0.79%	5.13%	5.92%
Admiral Shares	2/13/2001	0.39	5.02*	--	--	--

*Return since inception.

19

PERFORMANCE SUMMARIES (CONTINUED)

SHORT-TERM FEDERAL FUND

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

	Short-Term Federal Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-5.6%	5.4%	-0.2%	-0.1%
1996	5.0	6.4	11.4	12.0
1997	-1.7	6.2	4.5	4.1
1998	0.8	6.3	7.1	7.9
1999	0.7	5.9	6.6	6.9
2000	-4.0	5.6	1.6	1.3
2001	4.4%	6.5%	10.9%	10.8%
2002	2.1	5.4	7.5	7.5
2003	2.9	4.1	7.0	7.2
2004	-0.5	3.0	2.5	2.6
2005**	-1.4	1.3	-0.1	0.1

 *Lehman 1–5 Year Government Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 47 and 48 for dividend and capital gains information.

INFLATION-PROTECTED SECURITIES FUND

Fiscal-Year Total Returns (%) June 29, 2000–July 31, 2004

	Inflation-Protected Securities Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
2001	5.3%	2.8%	8.1%	8.3%
2002	1.9	4.3	6.2	6.3
2003	12.1	4.5	16.6	16.8
2004	4.8%	3.9%	8.7%	8.8%
2005**	-0.6	2.2	1.6	1.7

 *Lehman Treasury Inflation Notes Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 48 and 49 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Ten Years
	Inception Date	One Year	Five Years		Capital	Income	Total
Short-Term Federal Fund
Investor Shares	12/31/1987	0.05%	5.73%		0.63%	5.37%	6.00%
Admiral Shares	2/12/2001	0.11	4.81	*	--	--	--
Inflation-Protected Securities Fund
Investor Shares	6/29/2000	3.55%	9.97	%*	--	--	--
Institutional Shares	12/12/2003	1.56 *	--		--	--	--

*Return since inception.

20

INTERMEDIATE-TERM TREASURY FUND

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

	Intermediate-Term Treasury Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-9.6%	5.7%	-3.9%	-4.5%
1996	11.7	7.3	19.0	19.6
1997	-4.9	6.2	1.3	1.3
1998	4.1	6.7	10.8	11.7
1999	3.3	6.1	9.4	10.0
2000	-10.1	5.5	-4.6	-5.0
2001	9.1%	7.0%	16.1%	15.8%
2002	0.8	5.8	6.6	6.8
2003	7.6	5.5	13.1	12.6
2004	-0.5	4.2	3.7	3.7
2005**	-2.3	2.2	-0.1	-0.1

*Lehman 5–10 Year Treasury Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 49 and 50 for dividend and capital gains information.

GNMA FUND

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

	GNMA Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-6.5%	6.9%	0.4%	-0.2%
1996	7.6	8.0	15.6	15.5
1997	-2.1	7.3	5.2	5.6
1998	2.5	7.4	9.9	9.7
1999	0.0	6.8	6.8	6.7
2000	-7.3	6.4	-0.9	0.3
2001	6.6%	7.5%	14.1%	13.9%
2002	0.9	6.5	7.4	7.6
2003	2.9	5.8	8.7	7.9
2004	-1.9	4.8	2.9	3.1
2005**	-1.6	2.3	0.7	1.0

 *Lehman GNMA Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 50 and 51 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Ten Years
	Inception Date	One Year		Five Years	Capital	Income	Total
Intermediate-Term Treasury Fund
Investor Shares	10/28/1991	-1.4	2%	7.35%	1.48%	5.95%	7.43%
Admiral Shares	2/12/2001	-1.2	9	6.60 *	--	--	--
GNMA Fund
Investor Shares	6/27/1980	0.77%		6.52%	0.55%	6.66%	7.21%
Admiral Shares	2/12/2001	0.84		5.57 *	--	--	--

*Return since inception.

21

PERFORMANCE SUMMARIES (CONTINUED)

LONG-TERM TREASURY FUND

Fiscal-Year Total Returns (%) January 31, 1994–July 31, 2004

	Long-Term Treasury Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-13.0%	6.3%	-6.7%	-7.5%
1996	18.7	8.0	26.7	27.4
1997	-8.2	6.4	-1.8	-1.6
1998	9.7	7.1	16.8	18.3
1999	5.8	6.2	12.0	12.3
2000	-13.7	5.3	-8.4	-8.3
2001	11.7%	6.9%	18.6%	18.8%
2002	-0.4	5.7	5.3	5.4
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005**	-3.0	2.5	-0.5	-0.2

 *Lehman Long Treasury Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 51 and 52 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Long-Term Treasury Fund
Investor Shares	5/19/1986	-3.86%	7.85%	2.35%	6.23%	8.58%
Admiral Shares	2/12/2001	-3.74	6.64 *	--	--	--

*Return since inception.

22

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 24 illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

ABOUT YOUR FUND’S EXPENSES (CONTINUED)

Six Months Ended July 31, 2004	Beginning Account Value 1/31/2004	Ending Account Value 7/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$ 999.45	$1.24
Admiral Shares	1,000.00	1000.10	0.60
Short-Term Federal Fund
Investor Shares	1,000.00	999.45	1.04
Admiral Shares	1,000.00	999.86	0.65
Inflation-Protected Securities Fund
Investor Shares	1,000.00	1,015.56	0.95
Institutional Shares	1,000.00	1,016.59	0.60
Intermediate-Term Treasury Fund
Investor Shares	1,000.00	999.07	1.24
Admiral Shares	1,000.00	999.74	0.55
GNMA Fund
Investor Shares	1,000.00	1,007.00	1.00
Admiral Shares	1,000.00	1,007.41	0.60
Long-Term Treasury Fund
Investor Shares	1,000.00	995.14	1.24
Admiral Shares	1,000.00	995.80	0.55
Based on Hypothetical 5% Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,048.76	$1.27
Admiral Shares	1,000.00	1,049.40	0.61
Short-Term Federal Fund
Investor Shares	1,000.00	1,048.96	1.07
Admiral Shares	1,000.00	1,049.35	0.66
Inflation-Protected Securities Fund
Investor Shares	1,000.00	1,049.06	0.97
Institutional Shares	1,000.00	1,049.40	0.61
Intermediate-Term Treasury Fund
Investor Shares	1,000.00	1,048.76	1.27
Admiral Shares	1,000.00	1,049.45	0.56
GNMA Fund
Investor Shares	1,000.00	1,049.01	1.02
Admiral Shares	1,000.00	1,049.40	0.61
Long-Term Treasury Fund
Investor Shares	1,000.00	1,048.76	1.27
Admiral Shares	1,000.00	1,049.45	0.56

*Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

24

Annualized Expense Ratios: Your fund compared with its peer group	Fund Expense Ratio	Peer-Group Expense Ratio*
Short-Term Treasury Fund
Investor Shares	0.25%	0.56%
Admiral Shares	0.12	--
Short-Term Federal Fund
Investor Shares	0.21%	0.93%
Admiral Shares	0.13	--
Inflation-Protected Securities Fund
Investor Shares	0.19%	0.91%
Institutional Shares	0.12	--
Intermediate-Term Treasury Fund
Investor Shares	0.25%	0.91%
Admiral Shares	0.11	--
GNMA Fund
Investor Shares	0.20%	1.04%
Admiral Shares	0.12	--
Long-Term Treasury Fund
Investor Shares	0.25%	0.61%
Admiral Shares	0.11	--

*Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Inflation-Protected Securities Fund, the Average Treasury Inflation Protected Securities Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

25

As of 7/31/2004     FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Short-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.2%)
U.S. Government Securities (87.7%)
U.S. Treasury Bill	0.989%	9/16/2004	$213,000	$212,661
U.S. Treasury Bill	1.592%	1/6/2005	75,000	74,467
U.S. Treasury Note	1.50%	7/31/2005	215,000	213,824
U.S. Treasury Note	1.625%	10/31/2005	540,000	535,950
U.S. Treasury Note	5.875%	11/15/2005	51,000	53,311
U.S. Treasury Note	1.875%	11/30/2005	50,000	49,735
U.S. Treasury Note	1.875%	1/31/2006	200,000	198,438
U.S. Treasury Note	2.25%	4/30/2006	160,000	159,150
U.S. Treasury Note	6.875%	5/15/2006	220,000	236,432
U.S. Treasury Note	7.00%	7/15/2006	546,000	590,532
U.S. Treasury Note	2.625%	11/15/2006	80,000	79,638
U.S. Treasury Note	3.50%	11/15/2006	70,000	71,028
U.S. Treasury Note	2.625%	5/15/2008	75,000	73,043
U.S. Treasury Note	5.625%	5/15/2008	70,000	75,578
U.S. Treasury Note	3.250%	8/15/2008	65,000	64,523
U.S. Treasury Note	3.125%	10/15/2008	128,000	126,140
U.S. Treasury Note	3.375%	12/15/2008	60,000	59,569

26

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. Treasury Note	3.875%	5/15/2009	$ 75,000	$ 75,692
U.S. Treasury Note	4.00%	6/15/2009	120,000	121,724
U.S. Treasury Note	6.00%	8/15/2009	100,000	110,422

				3,181,857
Agency Bonds and Notes (9.0%)
Federal Home Loan Bank*	5.375%	2/15/2006	20,000	20,816
Government Export Trust
(U.S. Government Guaranteed)	6.00%	3/15/2005 (1)	2,499	2,537
Guaranteed Export Trust
(U.S. Government Guaranteed)	7.46%	12/15/2005 (1)	10,239	10,683
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.02%	9/1/2004 (1)	885	889
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.00%	5/15/2005	9,700	11,900
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.926%	6/15/2005 (1)	5,222	5,357
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.76%	6/15/2006 (1)	10,667	10,951
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.10%	6/30/2007 (1)	13,714	14,169
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.45%	12/15/2010 (1)	17,727	19,737
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.31%	9/30/2004	20,000	20,149
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.45%	9/30/2004	80,000	80,612
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.53%	4/30/2006	25,000	26,184
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.65%	5/15/2006	55,000	59,613
Private Export Funding Corp.
(U.S. Government Guaranteed)	3.40%	2/15/2008	45,000	44,665

				328,262
Mortgage-Backed Securities (0.5%)
Federal Home Loan Mortgage Corp.*	5.50%	4/1/2016–5/1/2016 (1)	2,313	2,387
Federal Home Loan Mortgage Corp.*	6.00%	8/1/2006 (1)	5,201	5,295
Federal Home Loan Mortgage Corp.*	7.00%	9/1/2015–1/1/2016 (1)	2,090	2,221
Federal National Mortgage Assn.*	6.00%	4/1/2006–9/1/2006 (1)	2,513	2,551
Federal National Mortgage Assn.*	7.00%	11/1/2015–2/1/2016 (1)	5,734	6,100

				18,554
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,520,761)				3,528,673
TEMPORARY CASH INVESTMENT (26.7%)
			Shares
Vanguard Yorktown Liquidity Fund, 1.33%**–Note F
(Cost $969,729)			969,728,803	969,729
TOTAL INVESTMENTS (123.9%)
(Cost $4,490,490)				4,498,402

27

Short-Term Treasury Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-23.9%)
Other Assets--Note C	$ 90,587
Security Lending Collateral Payable to Brokers--Note F	(948,797)
Other Liabilities	(10,256)

(868,466)

NET ASSETS (100%)	$ 3,629,936

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Zero coupon redeemable at a price above par. Yield to maturity is 5.91%

AT JULY 31, 2004, NET ASSETS CONSISTED OF:
Amount (000)
Paid-in Capital	$ 3,625,688
Undistributed Net Investment Income	--
Overdistributed Net Realized Gains	(3,654)
Unrealized Appreciation (Depreciation)
Investment Securities	7,912
Futures Contracts	(10)

NET ASSETS	$3,629,936

Investor Shares--Net Assets
Applicable to 184,401,546 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$1,936,525

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$10.50

Admiral Shares--Net Assets
Applicable to 161,251,356 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 1,693,411

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$10.50

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

28

Short-Term Federal Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (91.3%)
U.S. Government Securities (9.0%)
U.S. Treasury Inflation-Indexed Note	2.375%	1/15/2025	$ 33,000	$ 33,033
U.S. Treasury Note	5.875%	11/15/2004	1,000	1,012
U.S. Treasury Note	1.625%	2/28/2006	67,000	66,142
U.S. Treasury Note	2.00%	5/15/2006	16,000	15,845
U.S. Treasury Note	4.625%	5/15/2006	33,000	34,165
U.S. Treasury Note	4.375%	5/15/2007	73,000	75,612
U.S. Treasury Note	5.625%	5/15/2008	11,000	11,877
U.S. Treasury Note	3.375%	12/15/2008	48,500	48,151

				285,837

Agency Bonds and Notes (68.9%)
Federal Farm Credit Bank*	2.375%	10/1/2004	10,300	10,313
Federal Farm Credit Bank*	3.875%	12/15/2004	10,000	10,077
Federal Home Loan Bank*	2.25%	8/13/2004	12,000	12,003
Federal Home Loan Bank*	3.00%	8/15/2005	50,000	50,328
Federal Home Loan Bank*	6.875%	8/15/2005	5,000	5,230
Federal Home Loan Bank*	2.50%	11/15/2005	100,000	99,992
Federal Home Loan Bank*	2.375%	2/15/2006	90,000	89,636
Federal Home Loan Bank*	5.125%	3/6/2006	282,900	293,551
Federal Home Loan Bank*	2.50%	3/15/2006	16,000	15,951
Federal Home Loan Bank*	2.875%	9/15/2006	150,000	149,600
Federal Home Loan Bank*	4.875%	2/15/2007	35,000	36,403
Federal Home Loan Bank*	5.375%	2/15/2007	20,815	21,901
Federal Home Loan Bank*	4.875%	5/15/2007	20,000	20,811
Federal Home Loan Bank*	3.00%	4/15/2009	22,000	21,038
Federal Home Loan Mortgage Corp.*	6.875%	1/15/2005	20,000	20,449
Federal Home Loan Mortgage Corp.*	7.00%	7/15/2005	6,000	6,262
Federal Home Loan Mortgage Corp.*	5.50%	7/15/2006	129,000	135,358
Federal National Mortgage Assn.*	7.125%	2/15/2005	49,000	50,347
Federal National Mortgage Assn.*	7.00%	7/15/2005	124,000	129,431
Federal National Mortgage Assn.*	5.25%	6/15/2006	30,000	31,270
Federal National Mortgage Assn.*	4.375%	10/15/2006	30,000	30,862
Federal National Mortgage Assn.*	5.00%	1/15/2007	139,000	144,938
Federal National Mortgage Assn.*	5.25%	4/15/2007	269,500	282,997
Federal National Mortgage Assn.*	6.00%	5/15/2008	167,000	180,345
Federal National Mortgage Assn.*	2.50%	6/15/2008	65,000	62,174
Guaranteed Export Trust
(U.S. Government Guaranteed)	5.23%	5/15/2005	2,298	2,320
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.36%	8/15/2007	57,750	56,629
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.89%	12/15/2007	41,000	39,982
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.41%	6/15/2009	18,000	17,724
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.00%	5/15/2005	6,500	7,974
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.31%	9/30/2004	15,207	15,320
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.45%	9/30/2004	14,900	15,014

29

Short-Term Federal Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.25%	5/15/2005	$ 9,500	$ 9,725
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.62%	10/1/2005	14,150	14,825
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.34%	3/15/2006	13,000	13,539
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.53%	4/30/2006	56,750	59,438
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.65%	5/15/2006	20,000	21,677

				2,185,434

Mortgage-Backed Securities (13.4%)
Federal Home Loan Mortgage Corp.*	3.699%	8/1/2033 (1)	10,713	10,551
Federal Home Loan Mortgage Corp.*	5.50%	12/4/2006-11/1/2017 (1)	65,840	67,692
Federal Home Loan Mortgage Corp.*	6.00%	8/1/2005 (1)	1,418	1,431
Federal Home Loan Mortgage Corp.*	6.50%	9/1/2011 (1)	5,564	5,895
Federal Home Loan Mortgage Corp.*	7.50%	2/1/2008 (1)	1,643	1,741
Federal National Mortgage Assn.*	3.45%	10/1/2033 (1)	17,512	17,191
Federal National Mortgage Assn.*	3.50%	2/15/2013-12/15/2014 (1)	56,110	56,196
Federal National Mortgage Assn.*	3.597%	8/1/2033 (1)	16,353	16,081
Federal National Mortgage Assn.*	3.724%	7/1/2033-8/1/2033 (1)	18,157	17,917
Federal National Mortgage Assn.*	3.731%	6/1/2033 (1)	20,903	20,687
Federal National Mortgage Assn.*	3.744%	9/1/2033 (1)	44,457	43,915
Federal National Mortgage Assn.*	3.805%	8/1/2033 (1)	21,615	21,431
Federal National Mortgage Assn.*	3.81%	9/1/2033 (1)	21,851	21,640
Federal National Mortgage Assn.*	3.842%	7/1/2033 (1)	20,895	20,635
Federal National Mortgage Assn.*	4.00%	1/15/2033 (1)	15,167	15,294
Federal National Mortgage Assn.*	6.00%	11/1/2005-4/1/2017 (1)	24,249	25,318
Federal National Mortgage Assn.*	6.50%	10/1/2010-9/1/2016 (1)	46,765	49,488
Federal National Mortgage Assn.*	7.50%	5/14/2006-8/1/2015 (1)	3,060	3,273
Federal National Mortgage Assn.*	8.00%	10/1/2014-9/1/2015 (1)	9,097	9,725

				426,101

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $2,909,667)				2,897,372

TEMPORARY CASH INVESTMENT (13.0%)

			Shares

Vanguard Yorktown Liquidity Fund, 1.33%**--Note F
(Cost $412,263)			412,262,726	412,263

TOTAL INVESTMENTS (104.3%)
(Cost $3,321,930)				3,309,635

30

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-4.3%)
Other Assets--Note C	$ 31,223
Security Lending Collateral Payable to Brokers--Note F	(161,823)
Other Liabilities	(5,314)

(135,914)

NET ASSETS (100%)	$ 3,173,721

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit), would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Zero coupon redeemable at a price above par. Yield to maturity is 5.91%.

AT JULY 31, 2004, NET ASSETS CONSISTED OF:
Amount (000)
Paid-in Capital	$ 3,184,537
Undistributed Net Investment Income	--
Accumulated Net Realized Gains	1,479
Unrealized Depreciation	(12,295)

NET ASSETS	$ 3,173,721

Investor Shares--Net Assets
Applicable to 238,902,559 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 2,496,181

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 10.45

Admiral Shares--Net Assets
Applicable to 64,845,522 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 677,540

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 10.45

31

Inflation-Protected Securities Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT SECURITIES (96.6%)
U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	$ 330,625	$ 330,957
U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/2028 *	583,925	826,390
U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/2029	349,250	508,324
U.S. Treasury Inflation-Indexed Bond	3.375%	4/15/2032	96,100	123,240
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2007	329,425	421,569
U.S. Treasury Inflation-Indexed Note	3.625%	1/15/2008	321,050	411,372
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/2009	365,025	470,675
U.S. Treasury Inflation-Indexed Note	4.25%	1/15/2010	399,550	515,879
U.S. Treasury Inflation-Indexed Note	3.50%	1/15/2011 *	303,075	367,314
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2012	196,975	233,470
U.S. Treasury Inflation-Indexed Note	3.00%	7/15/2012	921,425	1,053,120
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	497,975	510,388
U.S. Treasury Inflation-Indexed Note	2.00%	1/15/2014	421,575	432,592
U.S. Treasury Inflation-Indexed Note	2.00%	7/15/2014	8,775	8,800

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $6,020,640)				6,214,090

TEMPORARY CASH INVESTMENT (1.1%)

			Shares

Vanguard Market Liquidity Fund, 1.33%--Note F
(Cost $70,792)			70,792,180	70,792

TOTAL INVESTMENTS (97.7%)
(Cost $6,091,432)				6,284,882

OTHER ASSETS AND LIABILITIES (2.3%)

Other Assets--Note C				10,630
Receivables for Investment Securities Sold				252,143
Liabilities				(113,263)

				149,510

NET ASSETS (100%)				$6,434,392

^See Note A in Notes to Financial Statements.
*Securities with a value of $3,955,000 have been segregated as initial margin for open futures contracts. **Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

32

Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$ 6,189,565
Undistributed Net Investment Income	54,798
Accumulated Net Realized Losses	(567)
Unrealized Appreciation (Depreciation)
Investment Securities	193,450
Futures Contracts	(2,854)

NET ASSETS	$ 6,434,392

Investor Shares--Net Assets
Applicable to 493,416,571 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 6,065,363

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 12.29

Institutional Shares--Net Assets
Applicable to 37,529,120 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 369,029

NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES	$ 9.83

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

33

Intermediate-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.3%)
U.S. Government Securities (79.0%)
U.S. Treasury Bill	1.005%	8/5/2004	$175,000	$ 174,983
U.S. Treasury Bill	0.980%	8/19/2004	20,000	19,986
U.S. Treasury Bill	1.000%	8/26/2004	20,000	19,984
U.S. Treasury Bill	1.314%	10/7/2004	50,000	49,877
U.S. Treasury Bond	10.375%	11/15/2012 (3)	207,800	253,549
U.S. Treasury Bond	11.75%	11/15/2014	20,000	27,534
U.S. Treasury Bond	10.625%	8/15/2015	57,000	86,373
U.S. Treasury Bond	9.875%	11/15/2015	25,000	36,348
U.S. Treasury Bond	9.25%	2/15/2016	283,500	397,433
U.S. Treasury Bond	7.25%	5/15/2016	268,500	328,115
U.S. Treasury Note	5.625%	5/15/2008	108,100	116,714
U.S. Treasury Note	6.00%	8/15/2009	344,650	380,569
U.S. Treasury Note	6.50%	2/15/2010	294,650	333,553
U.S. Treasury Note	5.75%	8/15/2010	192,000	210,601
U.S. Treasury Note	5.00%	2/15/2011	23,500	24,785
U.S. Treasury Note	5.00%	8/15/2011	321,000	338,055
U.S. Treasury Note	4.875%	2/15/2012	182,000	189,620

	2,988,079

Agency Bonds and Notes (18.0%)
Export Funding Trust
(U.S. Government Guaranteed)	8.21%	12/29/2006 (1)	3,509	3,782
Federal National Mortgage Assn.*	7.30%	5/25/2010	30,000	34,559
Federal National Mortgage Assn.*	5.763%	12/25/2011	20,000	21,198
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.39%	6/26/2006 (1)	1,500	1,583
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.80%	8/15/2006 (1)	4,325	4,537
Guaranteed Trade Trust
(U.S. Government Guaranteed)	8.17%	1/15/2007 (1)	2,708	2,914
Guaranteed Trade Trust
(U.S. Government Guaranteed)	6.69%	1/15/2009 (1)(2)	23,890	25,588
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	6.726%	9/15/2010 (1)	14,696	16,098
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.60%	12/15/2012 (1)	29,163	33,150
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.05%	11/15/2013 (1)	35,625	39,460
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.65%	5/15/2006	15,000	16,258
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.11%	4/15/2007	33,420	36,681
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.49%	7/15/2007	14,000	15,209
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.75%	1/15/2008	60,000	64,133
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.87%	7/31/2008	123,100	132,595
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.20%	1/15/2010	12,900	14,732

34

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.25%	6/15/2010	$135,920	$ 156,112
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.07%	4/30/2011	51,000	55,411
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.685%	5/15/2012	10,000	10,609

	684,609

Mortgage-Backed Securities (0.3%)
Federal Home Loan Mortgage Corp.*	5.50%	4/1/2016-5/1/2016 (1)	6,898	7,112
Federal Home Loan Mortgage Corp.*	7.00%	6/1/2015-3/1/2016 (1)	2,429	2,588

	9,700

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,558,941)	3,682,388

TEMPORARY CASH INVESTMENT (7.1%)

Shares

Vanguard Yorktown Liquidity Fund, 1.33%**--Note
(Cost $270,240)			270,240,315	270,240

TOTAL INVESTMENTS (104.4%)
(Cost $3,829,181)	3,952,628

OTHER ASSETS AND LIABILITIES (-4.4%)

Other Assets--Note C	161,426
Security Lending Collateral Payable to Brokers--	(250,242)
Other Liabilities	(79,481)

	(168,297)

NET ASSETS (100%)	$ 3,784,331

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the value of this security was $25,588,000, representing 0.7% of net assets.
(3)Securities with a value of $2,440,000 have been segregated as initial margin for open futures contracts.

35

Intermediate-Term Treasury Fund	Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 3,660,951
Undistributed Net Investment Income	--
Overdistributed Net Realized Gains	(47)
Unrealized Appreciation (Depreciation)
Investment Securities	123,447
Futures Contracts	(20)

NET ASSETS	$ 3,784,331

Investor Shares--Net Assets
Applicable to 190,916,554 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 2,136,548

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 11.19

Admiral Shares--Net Assets
Applicable to 147,241,800 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 1,647,783

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 11.19

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

36

GNMA Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (95.8%)
Government National Mortgage Assn.	4.50%	5/14/2029-9/14/2029 (1)	$95,013	$90,671
Government National Mortgage Assn.	5.00%	11/19/2028-4/14/2030 (1)	4,202,859	3,407,139
Government National Mortgage Assn.	5.50%	3/14/2009-7/14/2030 (1)	7,728,109	7,796,430
Government National Mortgage Assn.	6.00%	8/14/2012-7/14/2030 (1)	6,457,436	6,638,597
Government National Mortgage Assn.	6.50%	6/15/2008-7/1/2034 (1)	2,551,553	2,679,731
Government National Mortgage Assn.	7.00%	4/15/2007-9/15/2032 (1)	1,014,785	1,084,866
Government National Mortgage Assn.	7.25%	12/14/2022-2/14/2023 (1)	361	391
Government National Mortgage Assn.	7.50%	6/15/05 (1)	410,026	445,003
Government National Mortgage Assn.	7.75%	2/15/27 (1)	497	540
Government National Mortgage Assn.	8.00%	9/15/2005-8/15/2031 (1)	174,015	192,041
Government National Mortgage Assn.	8.25%	4/15/2006-5/15/2008 (1)	621	692
Government National Mortgage Assn.	8.50%	8/14/2004-6/14/2024 (1)	35,683	40,024
Government National Mortgage Assn.	9.00%	9/14/2004-2/14/2019 (1)	28,679	32,491
Government National Mortgage Assn.	9.25%	9/14/2012-8/14/2013 (1)	128	148
Government National Mortgage Assn.	9.50%	7/14/2005-7/14/2018 (1)	13,954	15,976
Government National Mortgage Assn.	10.00%	7/19/2010-8/19/2014 (1)	216	250
Government National Mortgage Assn.	11.00%	7/14/2006-2/19/2012 (1)	91	107
Government National Mortgage Assn.	11.25%	9/19/2011-2/19/2012 (1)	51	59
Government National Mortgage Assn.	11.50%	1/14/2009-11/19/2011 (1)	182	213
Government National Mortgage Assn.	12.00%	1/14/2009-1/19/2012 (1)	199	236
Government National Mortgage Assn.	12.50%	12/19/2009-7/19/2011 (1)	95	115
Government National Mortgage Assn.	13.00%	1/14/2007-1/19/2011 (1)	115	137
Government National Mortgage Assn.	13.50%	5/15/2010-12/15/2014 (1)	49	62
Government National Mortgage Assn.	14.00%	6/14/2007-3/14/2008 (1)	30	35
Government National Mortgage Assn.	15.00%	5/14/08 (1)	25	29
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
(Cost $22,286,736)	22,425,983
TEMPORARY CASH INVESTMENTS (4.8%)
Repurchase Agreements
Bank of America	1.37%	8/2/04	488,700	488,700
(Dated 7/30/2004,
Repurchase Value $488,756,000,
collateralized by Federal Home
Loan Mortgage Corp.,
5.00-6.00%, 5/1/2034-7/1/2034,
Federal National Mortgage Assn.,
5.00-5.50%, 7/1/2033-11/1/2033)
Goldman Sachs & Co.	1.37%	8/2/04	626,700	626,700
(Dated 7/30/2004,
Repurchase Value $626,772,000,
collateralized by Federal National
Mortgage Assn., 4.50%-7.00%,
2/1/2018-6/1/2034)
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,115,400)	1,115,400
TOTAL INVESTMENTS (100.6%)
(Cost $23,402,136)	23,541,383

37

GNMA Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-0.6%)
Other Assets--Note C	$120,894
Liabilities	(263,724)

(142,830)

NET ASSETS (100%)	$ 23,398,553

^See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

AT JULY 31, 2004, NET ASSETS CONSISTED OF:
Amount (000)
Paid-in Capital	$ 23,398,098
Undistributed Net Investment Income	--
Overdistributed Net Realized Gains	(138,792)
Unrealized Appreciation	139,247

NET ASSETS	$ 23,398,553

Investor Shares--Net Assets
Applicable to 1,774,958,231 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 18,369,176

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 10.35

Admiral Shares--Net Assets
Applicable to 485,973,615 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 5,029,377

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 10.35

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

38

Long-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (94.4%)
U.S. Government Securities (87.1%)
U.S. Treasury Bond	8.75%	5/15/2017	$ 22,000	$ 30,140
U.S. Treasury Bond	8.875%	2/15/2019	39,663	55,516
U.S. Treasury Bond	8.125%	8/15/2019	182,523	241,757
U.S. Treasury Bond	8.75%	8/15/2020	9,000	12,611
U.S. Treasury Bond	7.875%	2/15/2021	241,581	315,413
U.S. Treasury Bond	8.125%	5/15/2021	116,875	156,138
U.S. Treasury Bond	7.125%	2/15/2023	59,000	72,404
U.S. Treasury Bond	6.25%	8/15/2023	52,500	58,898
U.S. Treasury Bond	6.875%	8/15/2025	52,000	62,636
U.S. Treasury Bond	6.00%	2/15/2026	19,000	20,749
U.S. Treasury Bond	6.75%	8/15/2026 *	20,585	24,509
U.S. Treasury Bond	6.50%	11/15/2026	34,300	39,740
U.S. Treasury Bond	6.625%	2/15/2027	43,000	50,552
U.S. Treasury Bond	6.375%	8/15/2027	101,650	116,231
U.S. Treasury Bond	6.125%	11/15/2027	45,000	49,978
U.S. Treasury Bond	5.50%	8/15/2028	31,800	32,654
U.S. Treasury Bond	6.125%	8/15/2029	202,000	225,230

	1,565,156

Agency Bonds and Notes (7.3%)
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.67%	9/15/2009	17,000	18,937
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.20%	1/15/2010	7,100	8,108
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.25%	6/15/2010	64,080	73,600
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.07%	4/30/2011	29,000	31,508

	132,153

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,551,332)	1,697,309

TEMPORARY CASH INVESTMENT (12.0%)

Shares

Vanguard Yorktown Liquidity Fund, 1.33%**--Note
(Cost $215,397)	215,396,792			215,397

TOTAL INVESTMENTS (106.4%)
(Cost $1,766,729)	1,912,706

OTHER ASSETS AND LIABILITIES (-6.4%)

Other Assets--Note C	42,729
Security Lending Collateral Payable to Brokers--Note F	(150,928)
Other Liabilities	(7,181)

	(115,380)

NET ASSETS (100%)	$ 1,797,326

^See Note A in Notes to Financial Statements.
*Securities with a value of $5,953,000 have been segregated as initial margin for open futures contracts.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

39

Long-Term Treasury Fund	Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$ 1,642,400
Undistributed Net Investment Income	--
Undistributed Net Realized Gains	9,334
Unrealized Appreciation (Depreciation)
Investment Securities	145,977
Futures Contracts	(385)
NET ASSETS	$ 1,797,326
Investor Shares--Net Assets
Applicable to 122,988,127 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 1,375,387
NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 11.18
Admiral Shares--Net Assets
Applicable to 37,730,092 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$ 421,939
NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 11.18

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

40

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Short-Term Treasury Fund	Short-Term Federal Fund	Inflation- Protected Securities Fund	Intermediate- Term Treasury Fund
	Six Months Ended July 31, 2004
	(000)	(000)	(000)	(000)
INVESTMENT INCOME
Income
Interest	$ 49,972	$ 46,499	$ 199,094	$ 89,828
Security Lending	1,283	382	66	792

Total Income	51,255	46,881	199,160	90,620

Expenses
Investment Advisory Fees--Note B	244	216	365	260
The Vanguard Group--Note C
Management and Administrative
Investor Shares	2,078	2,196	4,500	2,309
Admiral Shares	697	310	--	676
Institutional Shares	--	--	162	--
Marketing and Distribution
Investor Shares	202	260	523	211
Admiral Shares	160	67	--	139
Institutional Shares	--	--	19	--
Custodian Fees	24	23	18	20
Shareholders' Reports
Investor Shares	11	11	31	16
Admiral Shares	1	--	--	1
Institutional Shares	--	--	--	--
Trustees' Fees and Expenses	2	2	3	2

Total Expenses	3,419	3,085	5,621	3,634

NET INVESTMENT INCOME	47,836	43,796	193,539	86,986

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(220)	2,027	(164)	415
Futures Contracts	--	--	(4,634)	--

REALIZED NET GAIN (LOSS)	(220)	2,027	(4,798)	415
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(47,002)	(47,870)	(105,369)	(91,083)
Futures Contracts	(10)	--	(1,648)	(20)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(47,012)	(47,870)	(107,017)	(91,103)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 604	$(2,047)	$ 81,724	$(3,702)

41

STATEMENT OF OPERATIONS (CONTINUED)

	GNMA Fund	Long-Term Treasury Fund
	Six Months Ended July 31, 2004
	(000)	(000)
INVESTMENT INCOME
Income
Interest	$ 582,858	$ 48,543
Security Lending	--	129

Total Income	582,858	48,672

Expenses
Investment Advisory Fees--Note B	1,155	125
The Vanguard Group--Note C
Management and Administrative
Investor Shares	14,936	1,497
Admiral Shares	2,056	176
Marketing and Distribution
Investor Shares	1,765	126
Admiral Shares	444	30
Custodian Fees	1,101	10
Shareholders' Reports
Investor Shares	82	11
Admiral Shares	3	--
Trustees' Fees and Expenses	12	1

Total Expenses	21,554	1,976

NET INVESTMENT INCOME	561,304	46,696

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(54,433)	14,659
Futures Contracts	--	186

REALIZED NET GAIN (LOSS)	(54,433)	14,845

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(358,165)	(69,976)
Futures Contracts	--	(385)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(358,165)	(70,361)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 148,706	$(8,820)

42

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund’s Distributions—Net Investment Income and all funds’ amounts of Distributions—Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Short-Term Treasury Fund		Short-Term Federal Fund
	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 47,836	$ 105,281	$ 43,796	$ 102,188
Realized Net Gain (Loss)	(220)	34,486	2,027	12,099
Change in Unrealized Appreciation (Depreciation)	(47,012)	(26,447)	(47,870)	(30,051)

Net Increase (Decrease) in Net Assets
Resulting from Operations	604	113,320	(2,047)	84,236

Distributions
Net Investment Income
Investor Shares	(25,252)	(55,150)	(34,434)	(83,920)
Admiral Shares	(22,584)	(50,131)	(9,362)	(20,504)
Realized Capital Gain*
Investor Shares	--	(34,449)	(739)	(4,407)
Admiral Shares	--	(28,991)	(201)	(1,069)

Total Distributions	(47,836)	(168,721)	(44,736)	(109,900)

Capital Share Transactions--Note G
Investor Shares	(66,371)	(140,548)	(70,759)	(278,215)
Admiral Shares	58,189	(250,835)	25,743	(1,819)

Net Increase (Decrease) from
Capital Share Transactions	(8,182)	(391,383)	(45,016)	(280,034)

Total Increase (Decrease)	(55,414)	(446,784)	(91,799)	(305,698)

Net Assets
Beginning of Period	3,685,350	4,132,134	3,265,520	3,571,218

End of Period	$ 3,629,936	$ 3,685,350	$ 3,173,721	$ 3,265,520

*Includes fiscal 2005 and 2004 short-term gain distributions by the Short-Term Treasury Fund totaling $0 and $42,613,000, respectively, and by the Short-Term Federal Fund totaling $940,000 and $4,531,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

43

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Inflation-Protected Securities Fund		Intermediate-Term Treasury Fund
	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 193,539	$ 139,102	$ 86,986	$ 183,900
Realized Net Gain (Loss)	(4,798)	61,859	415	36,624
Change in Unrealized Appreciation (Depreciation)	(107,017)	127,287	(91,103)	(62,297)

Net Increase (Decrease) in Net Assets
Resulting from Operations	81,724	328,248	(3,702)	158,227

Distributions
Net Investment Income
Investor Shares	(124,331)	(150,136)	(48,522)	(104,734)
Admiral Shares	--	--	(38,464)	(79,166)
Institutional Shares	(7,792)	(1,205)	--	--
Realized Capital Gain*
Investor Shares	--	(45,278)	--	(39,646)
Admiral Shares	--	--	--	(29,099)
Institutional Shares	--	(1,113)	--	--

Total Distributions	(132,123)	(197,732)	(86,986)	(252,645)

Capital Share Transactions--Note G
Investor Shares	946,997	1,889,262	(73,606)	(364,228)
Admiral Shares	--	--	(6,256)	(245,208)
Institutional Shares	170,670	204,451	--	--

Net Increase (Decrease) from
Capital Share Transactions	1,117,667	2,093,713	(79,862)	(609,436)

Total Increase (Decrease)	1,067,268	2,224,229	(170,550)	(703,854)

Net Assets
Beginning of Period	5,367,124	3,142,895	3,954,881	4,658,735

End of Period	$ 6,434,392	$ 5,367,124	$ 3,784,331	$ 3,954,881

*Includes fiscal 2004 short-term gain distributions by the Inflation-Protected Securities Fund totaling $25,128,000, and by the Intermediate-Term Treasury Fund totaling $21,689,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

44

	GNMA Fund		Long-Term Treasury Fund
	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 561,304	$ 1,271,209	$ 46,696	$ 103,449
Realized Net Gain (Loss)	(54,433)	(36,158)	14,845	17,322
Change in Unrealized Appreciation (Depreciation)	(358,165)	(513,985)	(70,361)	(24,842)

Net Increase (Decrease) in Net Assets
Resulting from Operations	148,706	721,066	(8,820)	95,929

Distributions
Net Investment Income
Investor Shares	(438,681)	(991,170)	(35,642)	(78,844)
Admiral Shares	(122,623)	(280,039)	(11,054)	(24,605)
Realized Capital Gain*
Investor Shares	--	--	--	(19,220)
Admiral Shares	--	--	--	(5,856)

Total Distributions	(561,304)	(1,271,209)	(46,696)	(128,525)

Capital Share Transactions--Note G
Investor Shares	(552,622)	(2,441,317)	(53,230)	(177,090)
Admiral Shares	(216,338)	(571,775)	(15,535)	(81,550)

Net Increase (Decrease)
from Capital Share Transactions	(768,960)	(3,013,092)	(68,765)	(258,640)

Total Increase (Decrease)	(1,181,558)	(3,563,235)	(124,281)	(291,236)

Net Assets
Beginning of Period	24,580,111	28,143,346	1,921,607	2,212,843

End of Period	$ 23,398,553	$ 24,580,111	$ 1,797,326	$ 1,921,607

*Includes fiscal 2004 short-term gain distributions by the Long-Term Treasury Fund totaling $8,768,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

45

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Short-Term Treasury Fund Investor Shares

	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.64	$10.79	$10.54	$10.35	$9.94	$10.37

Investment Operations
Net Investment Income	.134	.271	.405	.508	.596	.534
Net Realized and Unrealized Gain (Loss) on Investments	(.140)	.020	.361	.195	.410	(.413)

Total from Investment Operations	(.006)	.291	.766	.703	1.006	.121

Distributions
Dividends from Net Investment Income	(.134)	(.271)	(.405)	(.508)	(.596)	(.534)
Distributions from Realized Capital Gains	--	(.170)	(.111)	(.005)	--	(.017)

Total Distributions	(.134)	(.441)	(.516)	(.513)	(.596)	(.551)

Net Asset Value, End of Period	$10.50	$10.64	$10.79	$10.54	$10.35	$9.94

Total Return	-0.05%	2.74%	7.41%	6.93%	10.45%	1.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,937	$2,028	$2,200	$1,407	$1,213	$1,177
Ratio of Total Expenses to Average Net Assets	0.25%*	0.26%	0.28%	0.29%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.56%*	2.52%	3.70%	4.82%	5.91%	5.27%
Portfolio Turnover Rate	124%*	125%	165%	102%	296%	124%

*Annualized.

46

Short-Term Treasury Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,		Feb. 13, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002
Net Asset Value, Beginning of Period	$10.64	$10.79	$10.54	$10.34

Investment Operations
Net Investment Income	.141	.285	.419	.502
Net Realized and Unrealized Gain (Loss) on Investments	(.140)	.020	.361	.205

Total from Investment Operations	.001	.305	.780	.707

Distributions
Dividends from Net Investment Income	(.141)	(.285)	(.419)	(.502)
Distributions from Realized Capital Gains	--	(.170)	(.111)	(.005)

Total Distributions	(.141)	(.455)	(.530)	(.507)
Net Asset Value, End of Period	$10.50	$10.64	$10.79	$10.54

Total Return	0.01%	2.88%	7.55%	6.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,693	$1,657	$1,933	$1,257
Ratio of Total Expenses to Average Net Assets	0.12%**	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	2.69%**	2.65%	3.83%	4.73%**
Portfolio Turnover Rate	124%**	125%	165%	102%

*Inception.
**Annualized.

Short-Term Federal Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.60	$10.67	$10.50	$10.28	$9.85	$10.26

Investment Operations
Net Investment Income	.141	.304	.423	.533	.608	.567
Net Realized and Unrealized Gain (Loss) on Investments	(.147)	(.046)	.302	.220	.430

Total from Investment Operations	(.006)	.258	.725	.753	1.038	.157

Distributions
Dividends from Net Investment Income	(.141)	(.311)	(.424)	(.533)	(.608)
Distributions from Realized Capital Gains	(.003)	(.017)	(.131)	--	--	--

Total Distributions	(.144)	(.328)	(.555)	(.533)	(.608)

Net Asset Value, End of Period	$10.45	$10.60	$10.67	$10.50	$10.28	$ 9.85

Total Return	-0.05%	2.45%	7.03%	7.48%	10.91%	1.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,496	$2,604	$2,902	$1,821	$1,544	$1,478
Ratio of Total Expenses to Average Net Assets	0.21%*	0.22%	0.26%	0.31%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.70%*	2.86%	3.90%	5.07%	6.10%	5.64%
Portfolio Turnover Rate	56%*	81%	136%	80%	169%	93%

*Annualized.

47

FINANCIAL HIGHLIGHTS (CONTINUED)

Short-Term Federal Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,		Feb. 12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002
Net Asset Value, Beginning of Period	$10.60	$10.67	$10.50	$10.28

Investment Operations
Net Investment Income	.146	.310	.428	.519
Net Realized and Unrealized Gain (Loss) on Investments	(.147)	(.046)	.302	.220

Total from Investment Operations	(.001)	.264	.730	.739

Distributions
Dividends from Net Investment Income	(.146)	(.317)	(.429)	(.519)
Distributions from Realized Capital Gains	(.003)	(.017)	(.131)	--

Total Distributions	(.149)	(.334)	(.560)	(.519)

Net Asset Value, End of Period	$10.45	$10.60	$10.67	$10.50

Total Return	-0.01%	2.51%	7.08%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$678	$662	$669	$380
Ratio of Total Expenses to Average Net Assets	0.13%**	0.17%	0.22%	0.24%**
Ratio of Net Investment Income to Average Net Assets	2.78%**	2.91%	3.94%	4.96%**
Portfolio Turnover Rate	56%**	81%	136%	80%

*Inception.
**Annualized.

Inflation-Protected Securities Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,			June 5, 2000* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.36	$11.91	$10.68	$10.55	$10.00

Investment Operations
Net Investment Income	.38	.41	.47	.425	.30
Net Realized and Unrealized Gain (Loss) on Investments	(.19)	.61	1.28	.220	.53

Total from Investment Operations	.19	1.02	1.75	.645	.83

Distributions
Dividends from Net Investment Income	(.26)	(.45)	(.46)	(.445)	(.27)
Distributions from Realized Capital Gains	--	(.12)	(.06)	(.070)	(.01)

Total Distributions	(.26)	(.57)	(.52)	(.515)	(.28)

Net Asset Value, End of Period	$12.29	$12.36	$11.91	$10.68	$10.55

Total Return	1.56%	8.69%	16.64%	6.17%	8.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,065	$5,164	$3,143	$899	$170
Ratio of Total Expenses to Average Net Assets	0.19%**	0.18%	0.22%	0.25%	0.25%**
Ratio of Net Investment Income to Average Net Assets	6.29%**	3.46%	4.55%	3.92%	6.38%**
Portfolio Turnover Rate	62%**	63%	108%	75%	122%

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**Annualized.

48

Inflation-Protected Securities Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Six Months Ended July 31, 2004	Dec. 12, 2003* to Jan. 31, 2004
Net Asset Value, Beginning of Period	$9.88	$10.00

Investment Operations
Net Investment Income	.307	--
Net Realized and Unrealized Gain (Loss) on Investments	(.145)	.080

Total from Investment Operations	.162	.080

Distributions
Dividends from Net Investment Income	(.212)	(.104)
Distributions from Realized Capital Gains	--	(.096)

Total Distributions	(.212)	(.200)

Net Asset Value, End of Period	$9.83	$9.88

Total Return	1.66%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$369	$204
Ratio of Total Expenses to Average Net Assets	0.12%**	0.12%**
Ratio of Net Investment Income to Average Net Assets	6.37%**	--+
Portfolio Turnover Rate	62%**	63%

*Inception.
**Annualized.
†Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.

Intermediate-Term Treasury Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.45	$11.69	$11.03	$10.94	$10.03	$11.16

Investment Operations
Net Investment Income	.25	.483	.571	.620	.649	.625
Net Realized and Unrealized Gain (Loss) on Investments	(.26)	(.058)	.838	.090	.910	(1.130)

Total from Investment Operations	(.01)	.425	1.409	.710	1.559	(.505)

Distributions
Dividends from Net Investment Income	(.25)	(.483)	(.571)	(.620)	(.649)	(.625)
Distributions from Realized Capital Gains	--	(.182)	(.178)	--	--	--

Total Distributions	(.25)	(.665)	(.749)	(.620)	(.649)	(.625)

Net Asset Value, End of Period	$11.19	$11.45	$11.69	$11.03	$10.94	$10.03

Total Return	-0.09%	3.71%	13.07%	6.62%	16.07%	-4.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,137	$2,261	$2,680	$1,976	$1,795	$1,652
Ratio of Total Expenses to Average Net Assets	0.25%*	0.26%	0.28%	0.29%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.44%*	4.14%	4.93%	5.60%	6.25%	5.96%
Portfolio Turnover Rate	84%*	34%	110%	33%	56%	66%

*Annualized.

49

FINANCIAL HIGHLIGHTS (CONTINUED)

Intermediate-Term Treasury Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,		Feb. 12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002
Net Asset Value, Beginning of Period	$11.45	$11.69	$11.03	$10.94

Investment Operations
Net Investment Income	.257	.498	.586	.614
Net Realized and Unrealized Gain (Loss) on Investments	(.260)	(.058)	.838	.090

Total from Investment Operations	(.003)	.440	1.424	.704

Distributions
Dividends from Net Investment Income	(.257)	(.498)	(.586)	(.614)
Distributions from Realized Capital Gains	--	(.182)	(.178)	--

Total Distributions	(.257)	(.680)	(.764)	(.614)

Net Asset Value, End of Period	$11.19	$11.45	$11.69	$11.03

Total Return	-0.03%	3.85%	13.22%	6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,648	$1,694	$1,979	$1,732
Ratio of Total Expenses to Average Net Assets	0.11%**	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	4.57%**	4.27%	5.10%	5.65%**
Portfolio Turnover Rate	84%**	34%	110%	33%

*Inception.
**Annualized.

GNMA Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.52	$10.72	$10.44	$10.35	$9.71	$10.47

Investment Operations
Net Investment Income	.242	.502	.588	.650	.685	.669
Net Realized and Unrealized Gain (Loss) on Investments	(.170)	(.200)	.300	.090	.640	(.760)

Total from Investment Operations	.072	.302	.888	.740	1.325	(.091)

Distributions
Dividends from Net Investment Income	(.242)	(.502)	(.588)	(.650)	(.685)	(.669)
Distributions from Realized Capital Gains	--	--	(.020)	--	--	--

Total Distributions	(.242)	(.502)	(.608)	(.650)	(.685)	(.669)

Net Asset Value, End of Period	$10.35	$10.52	$10.72	$10.44	$10.35	$9.71

Total Return	0.70%	2.89%	8.73%	7.35%	14.12%	-0.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,369	$19,245	$22,113	$15,839	$14,	$12,228
Ratio of Total Expenses to Average Net Assets	0.20%**	0.20%	0.22%	0.25%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.69%**	4.73%	5.51%	6.24%	6.85%	6.63%
Portfolio Turnover Rate	26%**	26%*	17%	8%	8%	5%

*The portfolio turnover rate excluding mortgage-dollar-rolls was 21%.
**Annualized.

50

GNMA Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,		Feb. 12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002
Net Asset Value, Beginning of Period	$10.52	$10.72	$10.44	$10.32

Investment Operations
Net Investment Income	.246	.509	.593	.631
Net Realized and Unrealized Gain (Loss) on Investments	(.170)	(.200)	.300	.120

Total from Investment Operations	.076	.309	.893	.751

Distributions
Dividends from Net Investment Income	(.246)	(.509)	(.593)	(.631)
Distributions from Realized Capital Gains	--	--	(.020)	--

Total Distributions	(.246)	(.509)	(.613)	(.631)

Net Asset Value, End of Period	$10.35	$10.52	$10.72	$10.44

Total Return	0.74%	2.96%	8.78%	7.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,029	$5,335	$6,031	$3,605
Ratio of Total Expenses to Average Net Assets	0.12%**	0.13%	0.17%	0.19%**
Ratio of Net Investment Income to Average Net Assets	4.77%**	4.80%	5.54%	6.17%**
Portfolio Turnover Rate	26%**	26%+	17%	8%

*Inception.
**Annualized.
†The portfolio turnover rate excluding mortgage-dollar-rolls was 21%.

Long-Term Treasury Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.52	$11.66	$10.84	$10.88	$9.74	$11.42

Investment Operations
Net Investment Income	.284	.562	.585	.601	.621	.611
Net Realized and Unrealized Gain (Loss) on Investments	(.340)	(.001)	.973	(.040)	1.140	(1.560)

Total from Investment Operations	(.056)	.561	1.558	.561	1.761	(.949)

Distributions
Dividends from Net Investment Income	(.284)	(.562)	(.585)	(.601)	(.621)	(.611)
Distributions from Realized Capital Gains	--	(.139)	(.153)	--	--	(.120)

Total Distributions	(.284)	(.701)	(.738)	(.601)	(.621)	(.731)

Net Asset Value, End of Period	$11.18	$11.52	$11.66	$10.84	$10.88	$9.74

Total Return	-0.49%	4.94%	14.77%	5.26%	18.57%	-8.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,375	$1,471	$1,677	$1,363	$1,365	$1,178
Ratio of Total Expenses to Average Net Assets	0.25%*	0.26%	0.28%	0.29%	0.29%	0.28%
Ratio of Net Investment Income to Average Net Assets	5.05%*	4.81%	5.19%	5.52%	6.00%	5.98%
Portfolio Turnover Rate	53%*	64%	100%	64%	49%	43%

*Annualized.

51

FINANCIAL HIGHLIGHTS (CONTINUED)

Long-Term Treasury Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,		Feb. 12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2004	2004	2003	2002
Net Asset Value, Beginning of Period	$11.52	$11.66	$10.84	$10.92

Investment Operations
Net Investment Income	.292	.577	.599	.597
Net Realized and Unrealized Gain (Loss) on Investments	(.340)	(.001)	.973	(.080)

Total from Investment Operations	(.048)	.576	1.572	.517

Distributions
Dividends from Net Investment Income	(.292)	(.577)	(.599)	(.597)
Distributions from Realized Capital Gains	--	(.139)	(.153)	--

Total Distributions	(.292)	(.716)	(.752)	(.597)

Net Asset Value, End of Period	$11.18	$11.52	$11.66	$10.84

Total Return	-0.42%	5.07%	14.92%	4.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$422	$450	$536	$532
Ratio of Total Expenses to Average Net Assets	0.11%**	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	5.19%**	4.94%	5.34%	5.60%**
Portfolio Turnover Rate	53%**	64%	100%	64%

*Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund, except the Inflation-Protected Securities Fund, offers Investor Shares and Admiral Shares. The Inflation-Protected Securities Fund offers Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares were first issued on December 12, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10,000,000.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Yorktown™ Liquidity Fund and Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Mortgage-Dollar-Rolls: The GNMA Fund may enter into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds

53

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased on the Statement of Net Assets. The primary risk associated with mortgage-dollar-rolls is that a counterparty will default on its obligations to deliver purchased securities.

4.     Repurchase Agreements: The funds, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds’ annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7.     Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard® Yorktown™ Liquidity Fund and Vanguard® Market Liquidity Fund, and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

Wellington Management Company, LLP, provides investment advisory services to the GNMA Fund for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2004, the investment advisory fees of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

54

C.     The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

Bond Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization
Short-Term Treasury	$517	0.01%	0.52%
Short-Term Federal	455	0.01	0.46
Inflation-Protected Securities	902	0.01	0.90
Intermediate-Term Treasury	540	0.01	0.54
GNMA	3,350	0.01	3.35
Long-Term Treasury	256	0.01	0.26

The funds’ trustees and officers are also directors and officers of Vanguard.

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes at January 31, 2004, the following funds had tax-basis capital losses available to offset future net capital gains.

	Capital Losses
Bond Fund	Amount (000)	Expiration: Fiscal Years Ending January 31
GNMA	$36,157	2012
Long-Term Treasury	2,301	2013

The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2005; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

55

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At July 31, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Bond Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Short-Term Treasury	$17,212	$(12,733)	$4,479
Short-Term Federal	17,136	(29,790)	(12,654)
Inflation-Protected Securities	198,350	(5,746)	192,604
Intermediate-Term Treasury	127,274	(4,289)	122,985
GNMA	333,615	(194,368)	139,247
Long-Term Treasury	148,407	(5,640)	142,767

At July 31, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Bond Fund/Futures Contract	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Short-Term Treasury/
5-Year U.S. Treasury Note	(500)	$54,750	$(10)
Inflation-Protected Securities/
10-Year U.S. Treasury Note	(1,610)	178,257	(2,854)
Intermediate-Term Treasury/
5-Year U.S. Treasury Note	(1,000)	109,500	(20)
Long-Term Treasury/
10-Year Treasury Note	(1,700)	188,222	(478)
30-Year Treasury Bond	150	16,233	93)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the six months ended July 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
	U.S. Government Securities
Bond Fund	Purchases	Sales
Short-Term Treasury	$2,168,207	$2,488,804
Short-Term Federal	882,950	833,826
Inflation-Protected Securities	2,765,997	1,873,009
Intermediate-Term Treasury	1,554,538	1,899,136
GNMA	7,437,437	3,014,742
Long-Term Treasury	468,229	571,546

56

F.     The market values of securities on loan to broker/dealers at July 31, 2004, and collateral received with respect to such loans, were:

	(000)
		Collateral Received
Bond Fund	Market Value of Loaned Securities	Cash	U.S. Government and Agency Securities
Short-Term Treasury	$1,742,232	$948,797	$830,517
Short-Term Federal	482,852	161,823	331,524
Inflation-Protected Securities	1,074	1,090	--
Intermediate-Term Treasury	674,691	250,242	436,970
Long-Term Treasury	494,125	150,928	350,979

The funds invest cash collateral received in temporary cash investments, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G.     Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Short-Term Treasury Investor Shares
Issued	$348,306	32,913	$900,163	83,698
Issued in Lieu of Cash Distributions	22,414	2,121	80,274	7,489
Redeemed	(437,091)	(41,342)	(1,120,985)	(104,398)

Net Increase (Decrease)--Investor Shares	(66,371)	(6,308)	(140,548)	(13,211)

Admiral Shares
Issued	386,386	36,482	623,981	58,060
Issued in Lieu of Cash Distributions	18,894	1,788	68,051	6,347
Redeemed	(347,091)	(32,801)	(942,867)	(87,797)

Net Increase (Decrease)--Admiral Shares	58,189	5,469	(250,835)	(23,390)

Short-Term Federal
Investor Shares
Issued	$367,718	34,893	$1,053,089	98,762
Issued in Lieu of Cash Distributions	30,616	2,911	76,904	7,224
Redeemed	(469,093)	(44,598)	(1,408,208)	(132,279)

Net Increase (Decrease)--Investor Shares	(70,759)	(6,794)	(278,215)	(26,293)

Admiral Shares
Issued	181,634	17,221	427,420	40,122
Issued in Lieu of Cash Distributions	7,441	708	16,992	1,596
Redeemed	(163,332)	(15,547)	(446,231)	(41,938)

Net Increase (Decrease)--Admiral Shares	25,743	2,382	(1,819)	(220)

57

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Inflation-Protected Securities
Investor Shares
Issued	$2,015,501	161,595	$3,748,477	306,482
Issued in Lieu of Cash Distributions	114,187	9,348	181,163	14,812
Redeemed	(1,182,691)	(95,417)	(2,040,378)	(167,391)

Net Increase (Decrease)--Investor Shares	946,997	75,526	1,889,262	153,903

Institutional Shares
Issued	174,364	17,299	209,709	21,127
Issued in Lieu of Cash Distributions	7,236	741	2,039	209
Redeemed	(10,930)	(1,107)	(7,297)	(740)

Net Increase (Decrease)--Institutional Shares	170,670	16,933	204,451	20,596

Intermediate-Term Treasury
Investor Shares
Issued	$237,468	20,958	$638,062	54,738
Issued in Lieu of Cash Distributions	40,104	3,549	121,901	10,517
Redeemed	(351,178)	(31,104)	(1,124,191)	(96,914)

Net Increase (Decrease)--Investor Shares	(73,606)	(6,597)	(364,228)	(31,659)

Admiral Shares
Issued	232,336	20,428	399,815	34,316
Issued in Lieu of Cash Distributions	31,385	2,777	89,574	7,729
Redeemed	(269,977)	(23,917)	(734,597)	(63,309)

Net Increase (Decrease)--Admiral Shares	(6,256)	(712)	(245,208)	(21,264)

GNMA
Investor Shares
Issued	$1,779,496	170,823	$5,204,029	489,942
Issued in Lieu of Cash Distributions	353,394	34,047	802,044	75,820
Redeemed	(2,685,512)	(259,196)	(8,447,390)	(799,709)

Net Increase (Decrease)--Investor Shares	(552,622)	(54,326)	(2,441,317)	(233,947)

Admiral Shares
Issued	653,252	62,806	2,124,492	199,846
Issued in Lieu of Cash Distributions	79,719	7,679	188,963	17,861
Redeemed	(949,309)	(91,613)	(2,885,230)	(273,316)

Net Increase (Decrease)--Admiral Shares	(216,338)	(21,128)	(571,775)	(55,609)

Long-Term Treasury
Investor Shares
Issued	$120,244	10,552	$436,126	36,938
Issued in Lieu of Cash Distributions	30,785	2,722	86,214	7,423
Redeemed	(204,259)	(18,068)	(699,430)	(60,336)

Net Increase (Decrease)--Investor Shares	(53,230)	(4,794)	(177,090)	(15,975)

Admiral Shares
Issued	45,729	4,067	111,160	9,676
Issued in Lieu of Cash Distributions	8,203	725	23,706	2,042
Redeemed	(69,467)	(6,155)	(216,416)	(18,573)

Net Increase (Decrease)--Admiral Shares	(15,535)	(1,363)	(81,550)	(6,855)

58

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59

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R)funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (Irish investment management firm) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical
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EXECUTIVE OFFICERS*
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Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

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More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

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Q322 092004

Vanguard® Corporate Bond Funds

July 31, 2004

semiannual report

Vanguard® Short-Term Corporate Fund
Vanguard® Intermediate-Term Corporate Fund
Vanguard® Long-Term Corporate Fund
Vanguard® High-Yield Corporate Fund

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund’s return and presents data and analysis that provide insight into the fund’s performance and investment approach.

By reading the letters from Vanguard’s chairman, John J. Brennan, together with the letters from the managers who select securities for your fund, you’ll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund’s performance and characteristics stack up against those of similar funds and market benchmarks.

It’s important to keep in mind that the opinions expressed by Vanguard’s investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change—and in the financial markets you can be certain only of change—an investment manager’s job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund’s performance and information about some of its holdings are available on Vanguard.com®.

Contents

1 LETTER FROM THE CHAIRMAN
7 REPORTS FROM THE ADVISORS
14 FUND PROFILES
18 GLOSSARY OF INVESTMENT TERMS
19 PERFORMANCE SUMMARIES
22 ABOUT YOUR FUND'S EXPENSES 25 FINANCIAL STATEMENTS
87 ADVANTAGES OF VANGUARD.COM

Summary

* Interest rates rose, trimming bond prices, during the six months ended July 31, 2004.
* The returns of the Vanguard Corporate Bond Funds ranged from modestly positive to slightly negative. The High-Yield Corporate Fund was the best performer.
* Corporate bonds provided slightly higher returns than their government counterparts.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six months ended July 31, 2004, rising interest rates trimmed bond prices, producing returns that were modestly positive for short-term bonds and modestly negative for longer-maturity securities.

The Vanguard Corporate Bond Funds delivered total returns (capital change plus reinvested distributions) consistent with these dynamics. The Short-Term

Corporate Fund returned 0.3%, the Long-Term Corporate Fund returned –0.5%, and the returns of the Intermediate-Term Corporate Fund were in between, as shown in the table on page 2. The High-Yield Corporate Fund, which is less sensitive to interest rates than to the fundamental financial strength of high-yield issuers, generated the best six-month results.

Rising interest rates translated into higher current yields for the funds. Among investment-grade securities, the yield increase was most pronounced for intermediate-term bonds. The yield of the Intermediate-Term Corporate Fund’s Investor Shares rose 38 basis points (0.38 percentage point) to finish the period at 4.51%. Long-term yields increased more moderately, and those of short-term securities more moderately still. The yield of the High-Yield Corporate Fund also rose, ending the period at 6.68%. The table on page 4 shows the funds’ SEC 30-day annualized yields on July 31.

The funds’ starting and ending net asset values, as well as their distributions during the period, appear in the table on page 6.

BONDS FOLLOWED THE ECONOMY’S LEAD

The U.S. economy grew in fits and starts, and the bond market reflected the conflicting economic news. Each piece of news that gave prices (and yields) a push in one direction seemed to be followed by news that

1

Total Returns	Six Months Ended July 31, 2004

Short-Term Corporate Fund
Investor Shares	0.3%
Admiral Shares	0.3
Institutional Shares	0.3
Lehman 1-5 Year Credit Index	0.3
Average 1-5 Year Investment
Grade Fund*	0.0

Intermediate-Term Corporate Fund
Investor Shares	0.0%
Admiral Shares	0.1
Lehman 5-10 Year Credit Index	0.0
Average Intermediate Investment
Grade Fund*	0.1

Long-Term Corporate Fund
Investor Shares	-0.5%
Admiral Shares	-0.5
Lehman Long Credit A or Better Index	-0.5
Average Corporate A-Rated Fund*	-0.1

High-Yield Corporate Fund
Investor Shares	1.1%
Admiral Shares	1.2
Lehman High Yield Index	0.8
Average High-Current-Yield Fund*	0.7

*Derived from data provided by Lipper Inc.

pushed the other way. Prices rose early in the period, but dropped sharply (boosting yields) as unexpectedly strong job growth suggested that the economic expansion—and inflation—might be accelerating. At the end of March, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 3.84%; by the end of May, the yield was 4.65%. Prices stabilized as subsequent reports indicated that growth was less robust. The yield of the 10-year note finished July at 4.48%.

For the full six months, the Lehman Brothers Aggregate Bond Index returned 0.3%. Corporate bonds provided slightly higher returns than government issues. As expected, the yield of the 3-month U.S. Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June 30 hike in its target for the federal funds rate. The bill yielded 1.43% at the end of the period, up 0.52 percentage point from its January 31 level.

STOCK PRICES DECLINED MODESTLY

Stocks meandered downward during the six-month period. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned –2.2%. Strong corporate earnings growth provided some support for stock prices, but the prospect of higher infla-tion and the general economic uncertainty exerted a stronger influence.

Returns of larger stocks outpaced those of small-capitalization stocks, and value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) provided better returns than growth stocks. Broad international-stock indexes generated modest

2

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares This class of shares also carries low expenses and is available for a minimum investment of $50 million.

local-currency gains, but a strengthening greenback transformed gains into losses for U.S. dollar-based investors.

THE FUNDS’ RETURNS WERE IN LINE WITH MARKET CONDITIONS

The Vanguard Corporate Bond Funds successfully provided interest income, and total returns, consistent with their market segments—no mean feat in a period marked by low returns and high volatility. These results are a tribute to the skills of the funds’ advisors: Vanguard Fixed Income Group, which manages the Short- and Intermediate-Term Corporate Funds, and Wellington Management, LLP, which oversees the Long-Term and High-Yield Corporate Funds. You also benefit from Vanguard’s exceptionally low operating costs—important in any environment, but especially critical when yields and returns are low. (For more information on costs, please see page 22.)

The Short-Term Corporate Fund outperformed the average return of peer funds, and the Intermediate-Term Corporate Fund was about even with its peer-group average. The Long-Term Corporate Fund trailed the competitive average because of its generally longer duration (a measure of interest rate sensitivity). Long duration can boost returns when rates are stable or falling, but it can be a short-term negative when rates creep up.

Market Barometer	Total Returns Periods Ended July 31, 2004
	Six Months	One Year	Five Years*

Bonds
Lehman Aggregate Bond Index	0.3%	4.8%	7.3%
(Broad taxable market)
Lehman Municipal Bond Index	0.1	5.8	6.1
Citigroup 3-Month Treasury Bill Index	0.5	1.0	3.1

Stocks
Russell 1000 Index (Large-caps)	-2.2%	13.0%	-1.7%
Russell 2000 Index (Small-caps)	-4.6	17.1	5.7
Dow Jones Wilshire 5000 Index	-2.2	13.8	-1.2
(Entire market)
MSCI All Country World Index
ex USA (International)	-0.5	25.3	-0.1

CPI
Consumer Price Index	2.3%	3.0%	2.6%

*Annualized.

The High-Yield Corporate Fund topped its peer group’s average return, a reflection of the fund’s bias toward higher-quality securities in the below-investment-grade market. When investors grow more risk-averse, as they did during the past six

4

Yields and Returns
	SEC 30-Day Annualized Yields on July 31,			Components of Total Returns 12 Months Ended July 31, 2004
Bond Fund (Investor Shares)	2003	2004	Capital Return	Income Return	Total Return
Short-Term Corporate	2.77%	3.05%	-1.2%	3.5%	2.3%
Intermediate-Term Corporate	3.52	4.51	0.1	4.8	4.9
Long-Term Corporate	5.65	5.68	2.5	6.0	8.5
High-Yield Corporate	6.88	6.68	2.1	7.9	10.0

months, our fund tends to outperform. But when investors are more confident, the fund tends to trail peers holding more-speculative bonds, as was the case during the 2003 fiscal year.

Six-month results paint an odd picture of bond fund returns, as these figures include the full impact of any price changes, but only half a year’s worth of interest income. To provide a more meaningful perspective, we present the funds’ 12-month returns in the table above.

Please note that, by the time you receive this report, we will have changed the names of the Short-, Intermediate-, and Long-Term Funds from “Corporate” to “Investment-Grade.” Notwithstanding the name changes, the funds continue to invest substantially in corporate fixed income securities. Under the former names, the funds were required to invest at least 80% of their assets in corporate fixed-income securities. The remainder could be invested in noncorporate assets such as mortgage-backed securities and U.S. government and agency bonds. The name changes mean that the inflexible 80% standard no longer applies, allowing the funds’ advisors to increase holdings of high-quality noncorporate fixed income securities when those securities are more attractively priced than their corporate counterparts.

BONDS CONTINUE TO PLAY A VALUABLE ROLE

In past reports, we have said that investors should not expect bonds’ stellar gains in recent years to be the norm going forward. Indeed, we opined that with interest rates likely to rise from their historic lows, short-term performance might be disappointing. With the possibility of more rate increases to come, that may still be true. Lest temptation beckon, we caution against abandoning fixed income securities altogether. For those investors with longer time horizons who are reinvesting their fund distributions, rising rates are good news: While they may mean a temporary decline in principal value on paper, the interest income will be reinvested in securities with lower prices and higher yields, resulting in higher total returns over the long run.

Whether the environment is one of rising or falling interest rates, bond funds always serve two worthy purposes: They provide higher current income than money market or equity securities, and they also serve as ballast for more-volatile stocks. The past several years—in which stock and bond prices seemed to ride both ends of a seesaw—have only reinforced the tried-and-true value of a balanced approach: A diversified investor who periodically rebalanced his or her portfolio to its target asset allocation would have been well rewarded. The Vanguard Corporate Bond Funds—with their low costs and stellar long-term track records—can be a valuable part of such a balanced investment plan.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFfiCER

AUGUST 12, 2004

Your Fund's Performance at a Glance			January 31, 2004-July 31, 2004
			Distributions Per Share
Corporate Bond Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Short-Term
Investor Shares	$10.81	$10.66	$0.181	$0.000
Admiral Shares	10.81	10.66	0.184	0.000
Institutional Shares	10.81	10.66	0.186	0.000
Intermediate-Term
Investor Shares	$10.19	$ 9.93	$0.238	$0.026
Admiral Shares	10.19	9.93	0.243	0.026
Long-Term
Investor Shares	$ 9.40	$ 9.09	$0.260	$0.000
Admiral Shares	9.40	9.09	0.265	0.000
High-Yield
Investor Shares	$ 6.40	$ 6.24	$0.230	$0.000
Admiral Shares	6.40	6.24	0.233	0.000

REPORT FROM THE ADVISOR

For the Short-Term Corporate and Intermediate-Term Corporate Funds

THE INVESTMENT ENVIRONMENT

The U.S. economy continued to expand robustly through mid-2004, although there were signs of slowing in the latter months of the period. The Commerce Department reported that inflation-adjusted gross domestic product (real GDP) grew at a 3.0% annual rate in the second quarter, down from a 4.5% rate in the first quarter. Growth was lower than expected, in part because of a notable deceleration in consumer spending. After climbing 4.1% in the first three months of 2004, consumer spending rose just 1.0% in the second calendar quarter, the weakest level in three years. On the other hand, investment spending by businesses accelerated at nearly a 9% pace in the second quarter, driven largely by expenditures for high-tech equipment and for the construction of single-family homes.

The employment picture was mixed, but with some positive signs. Payroll employment expanded at a fair 1.1% rate over the 12 months ended July 31, although job growth slowed significantly toward the end of the period. Nonfarm payrolls increased by only 32,000 in July, making it the slowest month for job growth since December 2003. Meanwhile, the unemployment rate, which is based on a separate survey, dropped slightly, from 5.6% in June to 5.5% in July. The majority of secondary indicators suggest that labor market conditions remain promising for increased hiring in the near future.

Investment Philosophy

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

Various inflation measures accelerated in the second quarter of 2004. The GDP price deflator, among the broadest inflation measures available, rose at an annualized rate of 3.2% in the period, up from a 2.7% rate in the first quarter. Excluding volatile food and energy prices, the personal consumption expenditure deflator—the Federal Reserve Board’s preferred measure of inflation—was rising at a 1.5%

annual rate as of mid-2004, compared with a rate of 1.1% at the end of 2003. Market participants expect the inflation rate to rise further in the coming 12 months, although the Federal Reserve has noted that longer-term inflation prospects “appear contained.”

In a widely anticipated move, the Fed raised short-term interest rates on June 30 for the first time in four years. The Fed’s Open Market Committee (FOMC) raised its target for the federal funds rate by 25 basis points to 1.25%, and signaled its intention to raise rates further. In so doing, the Fed is putting an end to a period of extraordinarily accommodative monetary policy, in which the central bank sought to keep interest rates extremely low to support economic expansion. Although the FOMC clearly was reacting to rising prices along with other signs of economic growth, committee members said they regarded the recent acceleration in various inflationary measures as “transitory” and believed that inflation would remain relatively low. (The Fed raised rates by another 25 basis points on August 10, after the close of our fiscal half-year.)

THE U.S. TREASURY MARKET

A year ago, the Treasury yield curve peaked, with the spread between 2-year and 30-year Treasuries reaching 3.64 percentage points—one of the widest spreads in recent history. (The 2-year’s yield was 1.70%; the 30-year’s was 5.34%.) By July 31, 2004, this spread had closed to 2.52 percentage points.

As the accompanying table shows, the spread tightened because short-term interest rates were rising at a faster pace than long-term rates. This can happen because short-term rates react most strongly to Federal Reserve actions while long-term rates are influenced primarily by investors’ expectations about inflation. With the Fed considering further increases in short-term rates, investors’ concerns about future inflation have moderated, and the spread between short- and long-term interest rates can potentially fall further.

Yields of U.S. Treasury Bonds
Maturity	January 31, 2004	July 31, 2004	Change (basis points)
2 years	1.82%	2.68%	+86
3 years	2.23	3.01	+78
5 years	3.14	3.69	+55
10 years	4.13	4.48	+35
30 years	4.96	5.20	+24

Source: The Vanguard Group.

THE CORPORATE BOND MARKET

Corporate bonds modestly outperformed their Treasury counterparts during the six months. Although interest rates on corporate issues rose slightly faster than Treasury rates—a negative—corporate bonds’ higher yields more than compensated for their slightly steeper price declines. Lower-quality corporate issues outperformed higher-quality ones. For example, while bonds rated AA and A delivered returns almost identical to those of Treasuries of the same duration, “crossover credits” (those with credit ratings split between investment-grade and below-investment-grade) delivered 80 basis points of excess return over Treasuries.

The economic environment was generally favorable for corporate issuers, and credit-rating agencies announced far fewer downgrades than has been typical in recent years. Through the end of July, the Moody’s Investors Service downgrade/upgrade ratio for 2004 was 1.53. In 2003, it was 3.65, and in 2002, it was 5.30. The worst-performing industry sectors included airlines and pharmaceuticals companies. The best performers were packaging and consumer cyclical-services companies.

THE MANAGEMENT OF THE FUNDS

We kept the durations of the Short- and Intermediate-Term Corporate Bond Funds at the low end of their prescribed ranges to protect against the rise in interest rates. For both portfolios, we made large purchases of asset-backed securities issued by the auto industry. These issues represented the bulk of new supply during the six months, especially among short-term securities. Apart from the auto industry securities, in fact, the supply of short-term debt has become extremely tight, boosting prices for lower-quality paper. This dynamic prompted us to book profits and reduce our exposure to some of the lower-quality credits.

Robert F. Auwaerter, PRINCIPAL Kenneth E. Volpert, PRINCIPAL David R. Glocke, PRINCIPAL

VANGUARD fiXED INCOME GROUP

AUGUST 18, 2004

REPORT FROM THE ADVISOR

For the Long-Term Corporate and High-Yield Corporate Funds

THE INVESTMENT ENVIRONMENT

The Long-Term Corporate and High-Yield Corporate Funds invest almost exclusively in the U.S. corporate bond market. The funds have different degrees of credit and duration risk, but both are influenced by the direction of interest rates and by the overall health of the U.S. economy, which affects business conditions for issuers of corporate bonds.

Credit risk is generally a function of the economy’s health, liquidity conditions, and the risk tolerance of creditors. In general, ratings on corporate bonds improve during periods of economic improvement and loose monetary conditions. During 2003 and the first seven months of 2004, bond investors were sufficiently sanguine about the health and direction of the economy to embrace credit risk. As a result, the “risk premium” in corporate yields diminished greatly. (The risk premium is the extra yield a corporate bond’s issuer offers over the yield of a Treasury bond to compensate investors for the risk of credit deterioration or default.)

The high-yield market, the most credit-sensitive segment of the corporate bond market, returned 29.0% in 2003 and 2.7% for the first seven months of 2004, as measured by the Lehman High Yield Index. The 2003 return was the second-highest in the index’s history. These numbers compare with 6.4% in 2003 and 1.2% so far in 2004 for the Lehman Long Credit A or Better Index, which tracks higher-quality investment-grade issues.

Corporate default rates continued to decline in our fiscal half-year as liquidity conditions remained robust and corporate cash flows improved. The high-yield market enjoyed a strong calendar of new issues—in sharp contrast to the investment-grade market, where there was almost no net issuance, and where a meaningful amount of the new issues that did appear consisted of floating-rate securities. Investors have been expecting short-term rates to rise, and floating-rate securities are the vehicles of choice to shield investors from principal losses in rising rate environments.

After the strong absolute and relative performance of lower-quality issues in both the investment-grade and high-yield markets last year—a function of the shrinking risk premiums—the markets have stabilized in 2004, leading to minimal performance differences between lower-and higher-quality credits.

Overall, yields in the below-investment-grade market remained lower than their historical average in comparison with Treasury yields. Although this could be taken to mean that high-yield bonds have been overpriced, it is important to view spreads within the context of the credit cycle. In fact, today’s spreads are in line with those seen in previous periods of economic recovery.

Companies have been taking advantage of the still-low level of interest rates and an improved lending environment to choose between delever-aging their balance sheets or extending their approaching debt maturities (in other words, either repaying creditors or refinancing their bonds). Our fear is that the emphasis will change back to maximizing shareholder wealth. At times, a focus on “shareholder wealth” leads companies to engage in share buybacks or leveraged buyouts. These types of finan-cial engineering generally lead to more debt on the balance sheet and lower credit ratings.

The main question in the high-yield market now is whether the economic recovery will be robust and durable enough to allow credit upgrades to exceed downgrades, as they did in the mid-1990s. When more companies are being upgraded than downgraded, risk premiums generally narrow. We mention this point because several large companies that used to have investment-grade ratings—such as AT&T—are now rated below-investment-grade, even though the credit cycle is vastly improving. It’s possible that specific industries are undergoing such profound change, technological or competitive, that there could be an increase in the dollar amount of downgrades despite the generally favorable economic environment. As these changes weaken the financial condition of larger and older companies with large amounts of debt outstanding, the size of the high-yield market vastly expands.

Bonds generally have an asymmetrical payoff, meaning that their prices can decline much more than they are able to appreciate at a given level of environmental change (such as a change in credit rating). A strategy to mitigate this erosion is to diversify across issuers and industries to dampen the effects of any problems with specific issues. This diversification, along with our fundamental credit research effort, remains a constant ingredient of our investment approach in both the investment-grade and high-yield markets.

LONG-TERM CORPORATE FUND

Successes: The fund performed in line with its benchmark index during the six months ended July 31. Performance was aided by the avoidance of any serious credit mistakes and by maintaining, on average, a shorter duration than the benchmark’s during a period of rising interest rates.

Shortfalls: The fund operates within a range of 80%–120% of its benchmark’s duration. We should have had a shorter duration than we did when rates began to rise in April.

Positioning: The fund is consistently positioned with long-term investment-grade bonds that carry excellent call protection.

The major risk to this fund, given its long duration and average maturity, is that long-term interest rates will rise. We are keeping the duration slightly below the benchmark level because we believe that long rates will rise very modestly going forward. The second ever-present risk for this fund is that the credit ratings of issuers in the portfolio will deteriorate. To mitigate this risk, the fund is well diversified by issuer and industry. The fund does not own emerging-market debt or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

Successes: The fund outperformed the Lehman High Yield Index by approximately 30 basis points in the six months ended July 31. The fund experienced no defaults in the period, something attributable to our consistent investment style. Within the lower-quality portion of the corporate bond market, the fund follows a relatively high-quality bias by focusing on the “upper tier” of the credit spectrum. Over the long term, this strategy has rewarded investors. However, in rising markets where risk premiums are narrowing, the upper-tier strategy should cause the fund to perform relatively worse than a portfolio of higher-risk bonds. Within the high-yield market, we attempt to find companies with more consistent or stable businesses and greater predictability of cash flows.

Shortfalls: We did not take enough risk during a period of abundant capital for low-rated companies. The available liquidity solved financial crises for many below-investment-grade issuers, whose securities then performed better than those of higher-rated companies. This was a case in which our bias toward the upper-tier companies in our market hurt relative returns.

Positioning: The fund is consistent in its investment objective and strategy. The upper-tier bias means that we accept lower yields in the securities we buy but expect fewer defaults and better total return than the broader high-yield market can supply over a long period of time. So far in 2004, we have felt able to focus more directly on finding opportunities than on avoiding trouble, thanks to the favorable economic cycle. As always, we try to seek out attractive yields in the high-yield market while minimizing credit losses.

For the below-investment-grade market as a whole, we expect that defaults will continue to decline going forward, and therefore that the risk premium associated with high-yield bonds should remain steady or narrow slightly. The fund is diversified by issuer and by industry to decrease risk. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles.

Earl E. McEvoy, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 12, 2004

FUND PROFILE S

These Profiles provide snapshots of each fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

SHORT-TERM CORPORATE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	752	1,146	5,697
Yield	--	--
Investor Shares	3.1%
Admiral Shares	3.1%
Institutional Shares	3.1%
Yield to Maturity	3.3%+	3.6%	4.6%
Average Coupon	4.1%	5.4%	5.4%
Average Effective Maturity	2.5	years	2.9
Average Quality++	Aa3	A1	Aa1
Average Duration	1.8	years	2.6
Expense Ratio	--	--
Investor Shares	0.18%++
Admiral Shares	0.11%++
Institutional Shares	0.09%++
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.91	1.00	0.78	1.00
Beta	0.66	1.00	0.41	1.00

Sector Diversification (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	21%
Finance	27
Foreign	0
Government Mortgage-Backed	10
Industrial	34
Treasury/Agency	0
Utilities	7
Short-Term Reserves	1%

Total	100%

Distribution by Credit Quality++ (% of portfolio)

Aaa	36%
Aa	17
A	25
Baa	19
Ba	2
B	1

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	13%
1-3 Years	68
3-5 Years	14
Over 5 Years	5

Total	100%

Investment Focus

*Lehman 1–5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
† Before expenses.
††Moody’s Investors Service.
‡ Annualized.

INTERMEDIATE-TERM CORPORATE FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	496	933	5,697
Yield	--	--
Investor Shares	4.5%
Admiral Shares	4.6%
Yield to Maturity	4.7%+	5.2%	4.6%
Average Coupon	5.5%	6.4%	5.4%
Average Effective Maturity	6.2	years	7.4 years
Average Quality++	A1	A2	Aa1
Average Duration	4.7	years	5.9 years
Expense Ratio	--	--
Investor Shares	0.19%++
Admiral Shares	0.09%++

Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.96	1.00	0.94	1.00
Beta	0.77	1.00	1.11	1.00

Sector Diversification (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	7%
Finance	25
Foreign	0
Government Mortgage-Backed	5
Industrial	43
Treasury/Agency	8
Utilities	10
Short-Term Reserves	2%

Total	100%

Distribution by Credit Quality++ (% of portfolio)

Aaa	26%
Aa	11
A	36
Baa	24
Ba	2
B	1

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	2%
1-5 Years	31
5-10 Years	65
10-20 Years	2

Total	100%

Investment Focus

*Lehman 5–10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
† Before expenses.
††Moody
’s Investors Service.
‡ Annualized.

Visit our website at Vanguard.com
for regularly updated fund information.

FUND PROFILES (CONTINUED)

LONG-TERM CORPORATE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	199	391	5,697
Yield	--	--
Investor Shares	5.7%
Admiral Shares	5.8%
Yield to Maturity	5.8%+	6.0%	4.6%
Average Coupon	6.7%	6.5%	5.4%
Average Effective Maturity	20.6 years	23.2 years	7.4 years
Average Quality++	A1	A1	Aa1
Average Duration	10.9 years	11.1 years	4.7 years
Expense Ratio	--	--
Investor Shares	0.25%++
Admiral Shares	0.14%++

Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.97	1.00	0.87	1.00
Beta	1.00	1.00	2.07	1.00

		Sector Diversification (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	0%
Finance	31
Foreign	4
Government Mortgage-Backed	0
Industrial	51
Treasury/Agency	3
Utilities	9

Short-Term Reserves	2%

Total	100%

Distribution by Credit Quality++ (% of portfolio)
Aaa	8%
Aa	30
A	49
Baa	12
Ba	0
B	0
Not Rated	1

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	2%
1-5 Years	0
5-10 Years	8
10-20 Years	25
20-25 Years	34
Over 25 Years	31

Total	100%

Investment Focus

*Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody
’s Investors Service.
‡ Annualized.

HIGH-YIELD CORPORATE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	351	1,652	5,697
Yield	--	--
Investor Shares	6.7%
Admiral Shares	6.8%
Yield to Maturity	7.1%+	8.2%	4.6%
Average Coupon	8.6%	8.3%	5.4%
Average Effective Maturity	6.6	years	8.2 years
Average Quality++	Ba2	B1	Aa1
Average Duration	4.2	years	4.8 years
Expense Ratio	--	--
Investor Shares	0.21%++
Admiral Shares	0.12%++

Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.92	1.00	0.00	1.00
Beta	0.64	1.00	0.09	1.00

Sector Diversification (% of portfolio)
Basic Industry	17%
Capital Goods	9
Communication	19
Consumer Cyclical	15
Consumer Noncyclical	9
Energy	6
Finance	2
Other Industrial	2
Technology	5
Transportation	1
Treasury/Agency	5
Utilities	9
Short-Term Reserves	1%

Total	100%

Distribution by Credit Quality++ (% of portfolio)
Aaa	5%
Aa	0
A	0
Baa	1
Ba	39
B	53
Not Rated	2

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	1%
1-5 Years	23
5-10 Years	74
10-20 Years	1
Over 20 Years	1

Total	100%

Investment Focus

*Lehman High Yield Index.
**Lehman
Aggregate Bond Index.
† Before expenses.
††Moody
’s Investors Service.
‡ Annualized.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield.     A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARIE S

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SHORT-TERM CORPORATE FUND

Fiscal-Year Total Returns (%) January 31, 1994-July 31, 2004
	Short-Term Corporate Fund Investor Shares			Lehman*		Short-Term Corporate Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-4.9%	5.5%	0.6%	0.3%	2001	2.6%	7.1%	9.7%	10.7%
1996	5.2	6.8	12.0	13.7	2002	0.6	6.3	6.9	8.3
1997	-1.7	6.2	4.5	4.6	2003	-0.4	5.4	5.0	8.7
1998	1.1	6.4	7.5	8.0	2004	0.3	4.0	4.3	5.6
1999	-0.1	6.3	6.2	7.1	2005	-1.4	1.7	0.3	0.3
2000	-3.4	6.2	2.8	1.5

*Lehman 1–5 Year Credit Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on pages 74 and 75 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total
Short-Term Corporate Fund
Investor Shares	10/29/1982	1.07%	5.58%	0.12%	5.95%	6.07%
Admiral Shares	2/12/2001	1.15	4.83*	--	--	--
Institutional Shares	9/30/1997	1.18	5.70	-0.22*	5.88*	5.66*

*Return since inception.

PERFORMANCE SUMMARIES (CONTINUED)

INTERMEDIATE-TERM CORPORATE FUND

Fiscal-Year Total Returns (%) January 31, 1994-July 31, 2004
	Intermediate-Term Corporate Fund Investor Shares			Lehman*		Intermediate-Term Corporate Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-9.7%	6.0%	-3.7%	-4.0%	2001	5.4%	7.8%	13.2%	14.3%
1996	12.1	7.8	19.9	21.1	2002	1.5	6.7	8.2	8.1
1997	-4.2	6.5	2.3	2.7	2003	3.1	6.2	9.3	11.0
1998	3.3	6.9	10.2	10.4	2004	2.1	5.3	7.4	9.7
1999	1.2	6.5	7.7	8.4	2005	-2.3	2.3	0.0	0.0
2000	-8.9	6.2	-2.7	-3.7

*Lehman 5–10 Year Credit Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on page 76 for dividend and capital gains information.

LONG-TERM CORPORATE FUND

Fiscal-Year Total Returns (%) January 31, 1994-July 31, 2004
	Long-Term Corporate Fund Investor Shares			Lehman*		Long-Term Corporate Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	-11.9%	6.8%	-5.1%	-5.3%	2001	6.8%	7.7%	14.5%	15.8%
1996	15.3	8.3	23.6	23.9	2002	1.5	6.8	8.3	9.1
1997	-6.0	6.9	0.9	0.7	2003	5.0	6.8	11.8	12.7
1998	7.9	7.6	15.5	15.3	2004	2.2	5.9	8.1	7.7
1999	2.9	6.6	9.5	10.3	2005	-3.3	2.8	-0.5	-0.5
2000	-13.3	5.9	-7.4	-8.3

*Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better thereafter.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on page 77 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total
Intermediate-Term Corporate Fund
Investor Shares	11/1/1993	0.02%	7.38%	0.93%	6.57%	7.50%
Admiral Shares	2/12/2001	0.12	7.04*	--	--	--

Long-Term Corporate Fund
Investor Shares	7/9/1973	-2.48%	7.70%	1.36%	6.89%	8.25%
Admiral Shares	2/12/2001	-2.39	7.69*	--	--	--

*Return since inception.

HIGH-YIELD CORPORATE FUND

Fiscal-Year Total Returns (%) January 31, 1994-July 31, 2004
	High-Yield Corporate Fund Investor Shares			Lehman*		High-Yield Corporate Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	-11.1%	8.6%	-2.5%	-1.8%	2001	-4.4%	9.1%	4.7%	1.6%
1996	9.0	10.0	19.0	19.6	2002	-9.6	8.5	-1.1	-1.4
1997	-0.3	9.3	9.0	10.5	2003	-5.7	8.3	2.6	1.2
1998	3.8	9.3	13.1	13.7	2004	7.9	8.6	16.5	27.2
1999	-3.0	8.3	5.3	1.5	2005	-2.5	3.6	1.1	0.8
2000	-7.8	8.0	0.2	0.5

*Lehman High Yield Index.
**Six months ended July 31, 2004.
Note: See Financial Highlights tables on page 78 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

High-Yield Corporate Fund*
Investor Shares	12/27/1978	7.05%	4.52%	-1.67%	8.78%	7.11%
Admiral Shares	11/12/2001	7.12	7.58**	--	--	--

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

ABOUT YOUR FUND’S EXPENSE S

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 23 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 23 are meant to highlight and help you compare ongoing costs only; they do not include the funds’ low-balance fees or the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year. These fees are described in the prospectus. If a fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended July 31, 2004
Corporate Bond Fund	Beginning Account Value 1/31/2004	Ending Account Value 7/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Short-Term
Investor Shares	$1,000.00	$1,002.85	$0.90
Admiral Shares	1,000.00	1,003.19	0.55
Institutional Shares	1,000.00	1,003.32	0.45
Intermediate-Term
Investor Shares	1,000.00	1,000.35	0.94
Admiral Shares	1,000.00	1,000.85	0.45
Long-Term
Investor Shares	1,000.00	994.74	1.24
Admiral Shares	1,000.00	995.28	0.69
High-Yield
Investor Shares	1,000.00	1,011.22	1.05
Admiral Shares	1,000.00	1,011.67	0.60

Based on Hypothetical 5% Return
Short-Term
Investor Shares	$1,000.00	$1,049.10	$0.92
Admiral Shares	1,000.00	1,049.45	0.56
Institutional Shares	1,000.00	1,049.55	0.46
Intermediate-Term
Investor Shares	1,000.00	1,049.06	0.97
Admiral Shares	1,000.00	1,049.55	0.46
Long-Term
Investor Shares	1,000.00	1,048.76	1.27
Admiral Shares	1,000.00	1,049.30	0.71
High-Yield
Investor Shares	1,000.00	1,048.96	1.07
Admiral Shares	1,000.00	1,049.40	0.61

*Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(continued)

Annualized Expense Ratios: Your fund compared with its peer group
Corporate Bond Fund	Investor Shares	Admiral Shares	Institutional Shares	Peer Group*

Short-Term	0.18%	0.11%	0.09%	0.94%
Intermediate-Term	0.19	0.09	--	0.98
Long-Term	0.25	0.14	--	1.13
High-Yield	0.21	0.12	--	1.34

*Peer groups are: for the Short-Term Corporate Fund, the Average 1–5 Year Investment Grade Fund; for the Intermediate-Term Corporate Fund, the Average Intermediate Investment Grade Fund; for the Long-Term Corporate Fund, the Average Corporate A-Rated Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at http://www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
CORPORATE BONDS (86.1%)
Asset-Backed/Commercial Mortgage-Backed Securities (21.7%)
AESOP Funding II LLC	2.75%	7/20/2007 (1)(2)	32,900	$32,728
AESOP Funding II LLC	2.76%	4/20/2008 (1)(2)	19,020	18,710
American Express Credit Account Master Trust	1.50%	12/15/2008 (1)(3)	14,320	14,354
American Express Credit Account Master Trust	1.50%	2/16/2009 (1)(3)	13,785	13,821
American Express Credit Account Master Trust	1.49%	11/16/2009 (1)(3)	12,375	12,390
American Express Credit Account Master Trust	1.49%	9/15/2010 (1)(3)	23,200	23,257
Ameriquest Mortgage Securities Inc.	2.43%	7/25/2033 (1)	16,805	16,790
Bank of America Mortgage Securities	4.654%	6/25/2032 (1)	4,065	4,087
Bank of America Mortgage Securities	4.428%	8/25/2032 (1)	3,094	3,103
Bank of America Mortgage Securities	4.879%	9/25/2032 (1)	5,750	5,830
Bank of America Mortgage Securities	3.983%	2/25/2033 (1)	8,614	8,531
Bank of America Mortgage Securities	4.183%	5/25/2033 (1)	10,828	10,843
Bank of America Mortgage Securities	3.419%	7/25/2033 (1)	16,453	16,151
Bank of America Mortgage Securities	3.608%	2/25/2034 (1)	15,036	14,733
Bank One Issuance Trust	1.43%	10/15/2008 (1)(3)	58,100	58,162
Bank One Issuance Trust	1.41%	10/15/2009 (1)(3)	19,540	19,492

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Bank One Issuance Trust	1.49%	12/15/2010 (1)(3)	25,000	$25,063
BMW Floorplan Master Owner Trust	1.30%	10/17/2008 (1)(2)(3)	8,770	8,776
BMW Floorplan Master Owner Trust	1.46%	10/17/2008 (1)(2)(3)	97,500	97,500
BMW Vehicle Owner Trust	1.94%	2/25/2007 (1)	35,000	34,949
BMW Vehicle Owner Trust	2.53%	2/25/2008 (1)	36,500	36,217
BMW Vehicle Owner Trust	2.67%	3/25/2008 (1)	35,000	34,840
California Infrastructure & Economic Development Bank
Special Purpose Trust PG&E-1	6.42%	9/25/2008 (1)	55,038	57,327
California Infrastructure & Economic Development Bank
Special Purpose Trust SCE-1	6.38%	9/25/2008 (1)	9,594	10,002
Capital Auto Receivables Asset Trust	3.05%	9/15/2005 (1)	14,850	14,890
Capital Auto Receivables Asset Trust	2.27%	1/17/2006 (1)	22,500	22,502
Capital Auto Receivables Asset Trust	2.35%	10/16/2006 (1)	30,000	29,920
Capital Auto Receivables Asset Trust	2.64%	11/17/2008 (1)	15,500	15,152
Capital One Master Trust	1.89%	10/15/2010 (1)(3)	23,750	23,956
Capital One Multi-Asset Execution Trust	2.95%	8/17/2009 (1)	56,630	56,332
Capital One Prime Auto Receivables Trust	2.02%	11/15/2007 (1)	14,585	14,447
Capital One Prime Auto Receivables Trust	3.06%	3/17/2008 (1)	11,225	11,345
Chase Credit Card Master Trust	1.41%	5/15/2009 (1)(3)	22,000	22,010
Chase Credit Card Master Trust	1.49%	7/15/2010 (1)(3)	24,900	24,944
Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/2020 (1)	26,310	26,133
Chase Manhattan Auto Owner Trust	3.49%	3/15/2006 (1)	3,115	3,120
Chase Manhattan Auto Owner Trust	2.26%	11/15/2007 (1)	37,900	37,682
Chase Manhattan Auto Owner Trust	2.08%	5/15/2008 (1)	53,500	52,864
Citibank Credit Card Issuance Trust	7.45%	9/15/2007 (1)	24,790	26,011
Citibank Credit Card Issuance Trust	7.05%	9/17/2007 (1)	14,875	15,582
Citibank Credit Card Issuance Trust	2.70%	1/15/2008 (1)	35,000	34,982
Citibank Credit Card Issuance Trust	2.55%	1/20/2009 (1)	47,550	46,737
Citibank Credit Card Issuance Trust	1.70%	1/15/2010 (1)(3)	16,000	16,037
Citigroup Mortgage Loan Trust	4.773%	3/25/2034 (1)	21,837	21,951
CNH Equipment Trust	2.47%	1/15/2008 (1)	38,980	38,695
Connecticut RRB Special Purpose Trust CL&P-1	5.36%	3/30/2007 (1)	10,471	10,617
Countrywide Home Loans	4.554%	9/19/2032 (1)	5,960	5,967
Countrywide Home Loans	4.137%	5/25/2033 (1)	24,130	24,180
Countrywide Home Loans	3.514%	11/19/2033 (1)	36,460	35,816
DaimlerChrysler Auto Trust	2.12%	11/8/2006 (1)	74,500	74,366
DaimlerChrysler Auto Trust	2.56%	11/8/2006 (1)	23,092	23,153
DaimlerChrysler Auto Trust	2.00%	12/8/2007 (1)	26,950	26,597
DaimlerChrysler Master Owner Trust	1.43%	2/15/2008 (1)(3)	25,500	25,542
Detroit Edison Securitization Funding LLC	5.51%	3/1/2007 (1)	12,761	12,920
Fannie Mae Grantor Trust	2.306%	1/26/2024 (1)	25,833	25,801
Fannie Mae Grantor Trust	2.869%	11/25/2029 (1)	16,361	16,319
Fannie Mae Grantor Trust	1.57%	6/25/2033 (1)	17,042	16,983
Fannie Mae Whole Loan	3.318%	11/25/2032 (1)	17,521	17,482
Fannie Mae Whole Loan	2.349%	11/25/2033 (1)	14,471	14,258
Federal Home Loan Mortgage Corp.
Structured Pass-Through	3.632%	11/25/2032 (1)	8,569	8,584
Fifth Third Auto Trust	3.19%	2/20/2008 (1)	19,000	19,042
Fleet Credit Card Master Trust II	2.40%	7/15/2008 (1)	25,400	25,285
Fleet Home Equity Loan Trust	1.67%	1/20/2033 (1)(3)	24,538	24,540
Ford Credit Auto Owner Trust	5.01%	3/15/2006 (1)	14,800	14,936

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Ford Credit Auto Owner Trust	2.93%	3/15/2008 (1)	73,265	$73,241
GE Capital Credit Card Master Note Trust	1.426%	6/15/2010 (1)(3)	19,500	19,509
GMAC Mortgage Corp. Loan Trust	1.53%	6/25/2034 (1)(3)	48,830	48,763
GMAC Mortgage Corp. Loan Trust	1.60%	10/25/2034 (1)(3)	20,000	20,000
GreenPoint Home Equity Loan Trust	1.65%	4/15/2029 (1)(3)	14,314	14,337
Harley-Davidson Motorcycle Trust	4.50%	1/15/2010 (1)	30,000	30,579
Harley-Davidson Motorcycle Trust	2.63%	11/15/2010 (1)	30,000	29,832
Harley-Davidson Motorcycle Trust	2.07%	2/15/2011 (1)	19,700	19,412
Harley-Davidson Motorcycle Trust	2.76%	5/15/2011 (1)	25,000	24,817
Harley-Davidson Motorcycle Trust	2.53%	11/15/2011 (1)	19,000	18,447
Harley-Davidson Motorcycle Trust	3.56%	2/15/2012 (1)	26,620	26,811
Hertz Vehicle Financing	2.38%	5/25/2008 (1)	61,040	59,247
Holmes Financing PLC	1.68%	4/15/2011 (1)(3)	48,830	48,849
Honda Auto Receivables Owner Trust	3.50%	10/17/2005 (1)	1,654	1,655
Honda Auto Receivables Owner Trust	1.69%	2/21/2007 (1)	46,100	45,434
Honda Auto Receivables Owner Trust	2.14%	4/23/2007 (1)	28,200	28,095
Honda Auto Receivables Owner Trust	2.19%	5/15/2007 (1)	29,220	29,089
Honda Auto Receivables Owner Trust	2.40%	2/21/2008 (1)	25,000	24,778
Hyundai Auto Receivables Trust	2.33%	11/15/2007 (1)	20,450	20,258
John Deere Owner Trust	2.32%	12/17/2007 (1)	12,700	12,567
M&I Auto Loan Trust	2.49%	10/22/2007 (1)	22,969	23,019
M&I Auto Loan Trust	2.31%	2/20/2008 (1)	49,250	48,970
Master Adjustable Rate Mortgages Trust	3.941%	4/25/2034 (1)	42,868	42,706
MBNA Credit Card Master Note Trust	1.50%	8/16/2010 (1)(3)	35,000	35,062
MBNA Master Credit Card Trust	7.15%	1/15/2008 (1)	59,500	62,260
MBNA Master Credit Card Trust	6.45%	2/15/2008 (1)	1,290	1,335
Mellon Bank Premium Finance Loan Master Trust	1.82%	12/17/2007 (1)(3)	25,900	25,924
Mellon Bank Premium Finance Loan Master Trust	1.674%	6/15/2009 (1)(3)	30,500	30,513
Merrill Lynch Mortgage Investors, Inc.	4.21%	2/25/2033 (1)	38,684	38,513
Merrill Lynch Mortgage Investors, Inc.	4.61%	7/25/2033 (1)	22,793	22,746
Merrill Lynch Mortgage Investors, Inc.	4.71%	2/25/2034 (1)	40,865	40,920
Morgan Stanley Auto Loan Trust	2.64%	11/15/2007 (1)	24,430	24,347
Morgan Stanley Dean Witter Credit Card
Home Equity Line of Credit Trust	1.72%	11/25/2015 (1)(3)	17,105	17,130
Morgan Stanley Mortgage Loan Trust	4.122%	2/25/2034 (1)	22,401	22,043
National City Auto Receivables Trust	4.04%	7/15/2006 (1)	4,508	4,522
National City Auto Receivables Trust	2.11%	7/15/2008 (1)	73,225	72,354
Nissan Auto Receivables Owner Trust	3.58%	9/15/2005 (1)	3,229	3,233
Nissan Auto Receivables Owner Trust	1.89%	12/15/2006 (1)	35,049	35,022
Nissan Auto Receivables Owner Trust	4.80%	2/15/2007 (1)	2,488	2,516
Nissan Auto Receivables Owner Trust	2.01%	11/15/2007 (1)	27,400	27,100
Nissan Auto Receivables Owner Trust	2.70%	12/17/2007 (1)	22,080	21,972
Nissan Auto Receivables Owner Trust	2.05%	3/16/2009 (1)	15,000	14,589
Onyx Acceptance Owner Trust	3.94%	6/15/2006 (1)(5)	6,007	6,028
PECO Energy Transition Trust	6.05%	3/1/2009 (1)	39,200	41,363
Permanent Financing PLC	1.48%	3/10/2009 (1)(3)	19,650	19,659
Permanent Financing PLC	1.52%	9/10/2010 (1)(3)	59,470	59,490
Permanent Financing PLC	1.598%	6/10/2011 (1)(3)	26,600	26,617
PP&L Transition Bond Co. LLC	6.96%	12/26/2007 (1)	53,000	55,459
PP&L Transition Bond Co. LLC	7.05%	6/25/2009 (1)	20,550	22,259
Principal Residential Mortgage Capital	4.55%	12/20/2004 (1)(2)	34,150	34,492

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Provident Funding Mortgage Loan Trust	4.086%	4/25/2034 (1)	43,700	$ 43,921
Regions Auto Receivables Trust	2.63%	1/16/2007 (1)	21,266	21,327
Regions Auto Receivables Trust	1.75%	5/15/2007 (1)	34,750	34,689
Regions Auto Receivables Trust	2.31%	1/15/2008 (1)	37,725	37,525
Rental Car Finance Corp.	1.65%	6/25/2009(1)(3)	28,540	28,562
Residential Asset Securities Corp.	4.59%	10/25/2026 (1)	11,581	11,637
Residential Funding Mortgage Securities II	2.21%	1/25/2019 (1)	19,385	19,014
Salomon Brothers Mortgage Securities VII	4.148%	9/25/2033 (1)	50,313	49,836
Superior Wholesale Inventory Financing Trust	1.46%	3/15/2011(1)(3)	38,100	38,245
Target Credit Card Master Trust	1.695%	6/27/2011(1)(3)	55,000	55,106
Thornburg Mortgage Securities Trust	3.349%	3/25/2044 (1)	25,891	25,277
Toyota Auto Receivables Owner Trust	1.69%	3/15/2007 (1)	29,250	29,162
Toyota Auto Receivables Owner Trust	4.00%	7/15/2008 (1)	9,450	9,542
Toyota Auto Receivables Owner Trust	2.79%	1/15/2010 (1)	27,000	26,735
Triad Automobile Receivables Trust	1.90%	7/14/2008 (1)	30,350	29,809
USAA Auto Owner Trust	2.41%	10/16/2006 (1)	12,022	12,046
USAA Auto Owner Trust	2.67%	10/15/2010 (1)	34,000	33,316
Vendee Mortgage Trust	5.00%	2/15/2019 (1)	9,740	9,858
Vendee Mortgage Trust	5.75%	12/15/2020 (1)	19,233	19,426
Volkswagen Auto Lease Trust	2.36%	12/20/2005 (1)	18,038	18,056
Volkswagen Auto Loan Enhanced Trust	2.27%	10/22/2007 (1)	40,000	39,821
Wachovia Asset Securitization, Inc.	1.71%	6/25/2033(1)(3)	15,973	15,990
Wachovia Auto Owner Trust	3.19%	6/20/2008 (1)	71,300	71,471
Washington Mutual Mortgage Pass-Through Certificates	5.498%	4/26/2032 (1)	4,421	4,446
Washington Mutual Mortgage Pass-Through Certificates	5.55%	4/26/2032 (1)	5,049	5,075
Washington Mutual Mortgage Pass-Through Certificates	4.42%	9/25/2032 (1)	4,670	4,696
Washington Mutual Mortgage Pass-Through Certificates	4.16%	1/25/2033 (1)	7,646	7,601
Washington Mutual Mortgage Pass-Through Certificates	3.84%	8/25/2033 (1)	17,299	17,034
Washington Mutual Mortgage Pass-Through Certificates	4.07%	9/25/2033 (1)	18,922	18,780
WFS Financial Owner Trust	2.29%	5/20/2008(1)(7)	39,000	38,852
WFS Financial Owner Trust	2.85%	9/22/2008 (1)	23,900	23,811
World Omni Auto Receivables Trust	1.98%	5/15/2007 (1)	34,900	34,872

				3,868,757

Finance (25.7%)
Banking (12.0%)
ABN AMRO Bank NV	1.25%	5/11/2007 (3)	142,700	142,686
Amsouth Bank NA	2.82%	11/3/2006	22,225	22,035
Astoria Financial Corp.	5.75%	10/15/2012	12,000	12,243
Banco Merchantile del Norte Cayman	5.875%	2/17/2014 (2)	34,000	33,449
Bank of America Corp.	7.125%	9/15/2006	9,940	10,719
Bank of America Corp.	4.75%	10/15/2006	26,659	27,513
Bank of America Corp.	5.25%	2/1/2007	21,470	22,445
Bank of Montreal (Chicago)	6.10%	9/15/2005	12,350	12,823
Bank of Scotland Treasury Services	2.25%	5/1/2006 (2)	65,820	65,090
Bank One NA (IL)	5.50%	3/26/2007	94,009	98,918
BankAmerica Corp.	6.20%	2/15/2006	8,500	8,941
BankAmerica Corp.	6.625%	8/1/2007	10,000	10,813
Citicorp Lease Pass-Through Trust	7.22%	6/15/2005(1)(2)	15,975	16,582
Citigroup, Inc.	6.75%	12/1/2005	50,450	53,112
Citigroup, Inc.	5.50%	8/9/2006	38,625	40,378

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Citigroup, Inc.	1.54%	6/9/2009 (3)	31,000	$31,020
Corporacion Andina de Fomenta	2.01%	1/26/2007(3)	44,700	44,696
European Investment Bank	4.625	3/1/2007	27,500	28,463
Export-Import Bank of Korea	4.125	2/10/2009(2)	19,200	18,760
Fifth Third Bank	2.70%	1/30/2007	98,400	97,357
First Bank System, Inc.	6.875	9/15/2007	5,750	6,284
First Union Corp.	6.625	7/15/2005	25,000	26,047
Firstar Bank Milwaukee NA	7.80%	7/5/2005	25,600	26,785
Golden West Financial Corp.	4.125	8/15/2007	10,975	11,169
GreenPoint Financial Corp.	3.20%	6/6/2008	36,300	35,292
HBOS Treasury Services PLC	1.25%	5/19/2006(3)	24,700	24,656
HSBC USA, Inc.	1.709	9/24/2004(3)	26,250	26,250
HSBC USA, Inc.	7.00%	11/1/2006	26,515	28,612
Independence Community Bank	3.75%	4/1/2014	23,750	22,744
J.P. Morgan Chase & Co.	3.125	12/11/2006	70,784	70,494
M & T Bank Corp.	3.85%	4/1/2013	16,150	15,967
Marshall & Ilsley Bank	4.125	9/4/2007	9,775	9,950
Mellon Funding Corp.	3.25%	4/1/2009	23,400	22,649
National Australia Bank	6.60%	12/10/2007	6,436	6,986
National Australia Bank	8.60%	5/19/2010	14,000	16,681
National City Bank	2.50%	4/17/2006	26,300	26,153
National City Bank (Cleveland)	3.30%	5/15/2007	49,000	49,029
National City Bank of Indiana	4.875	7/20/2007	19,850	20,596
National City Corp.	3.20%	4/1/2008	22,250	21,782
National City Corp.	3.125	4/30/2009	39,325	37,505
National Westminster Bank PLC	7.75%	10/16/2004	23,222	25,807
National Westminster Bank PLC	7.375	10/1/2009	5,845	6,644
Nationwide Building Society	2.625	1/30/2007(2)	61,800	60,542
Royal Bank of Scotland Group PLC	7.375	4/29/2049	11,470	12,258
SE Banken	6.875	2/15/2009	8,750	9,461
Southtrust Bank NA	1.529	6/14/2007(3)	38,000	37,990
Sovereign Bancorp, Inc.	10.50%	11/15/2006	34,560	39,564
State Street Capital Trust	1.75%	2/15/2008(3)	61,850	62,224
SunTrust Banks, Inc.	1.435	6/2/2009 (3)	40,850	40,836
Synovus Financial Corp.	7.25%	12/15/2005	19,750	20,942
Union Planters Bank NA	5.125	6/15/2007	66,005	68,744
US Bancorp	6.875	12/1/2004	8,250	8,377
US Bancorp	2.75%	3/30/2006	40,000	39,892
US Central Credit Union	2.70%	9/30/2009	10,000	9,872
Wachovia Corp.	4.95%	11/1/2006	31,250	32,446
Wachovia Corp.	1.712	7/20/2007(3)	34,175	34,170
Wachovia Corp.	3.625	2/17/2009	15,650	15,256
Washington Mutual Finance Corp.	6.25%	5/15/2006	24,400	25,804
Washington Mutual, Inc.	2.40%	11/3/2005	24,500	24,438
Washington Mutual, Inc.	5.625	1/15/2007	11,000	11,584
Washington Mutual, Inc.	4.375	1/15/2008	20,000	20,357
Wells Fargo & Co.	7.25%	8/24/2005	10,250	10,778
Wells Fargo & Co.	1.61%	9/15/2006(3)	29,325	29,369
Wells Fargo & Co.	3.75%	10/15/2007	25,000	25,022
Western Financial Bank	9.625	5/15/2012	5,610	6,171

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Westpac Banking	1.35%	5/25/2007 (2)(3)	52,300	$52,287
World Savings Bank, FSB	1.375%	6/1/2007 (3)	57,050	57,001
Zions Bancorp	2.70%	5/1/2006	51,925	51,595
Brokerage (4.3%)
Bear Stearns Co., Inc.	3.00%	3/30/2006	49,775	49,809
Bear Stearns Co., Inc.	5.70%	1/15/2007	43,450	45,770
Bear Stearns Co., Inc.	7.80%	8/15/2007	17,790	19,865
Bear Stearns Co., Inc.	4.00%	1/31/2008	11,100	11,129
Credit Suisse First Boston USA, Inc.	5.875%	8/1/2006	9,440	9,926
Credit Suisse First Boston USA, Inc.	1.70%	4/5/2007 (3)	39,000	38,983
Credit Suisse First Boston USA, Inc.	4.625%	1/15/2008	44,850	45,800
Credit Suisse First Boston USA, Inc.	3.875%	1/15/2009	31,325	30,715
E*Trade Financial Corp.	8.00%	6/15/2011 (2)	4,050	4,040
Franklin Resources Inc.	3.70%	4/15/2008	14,100	13,931
Goldman Sachs Group, Inc.	6.34%	3/1/2006	16,903	17,784
Goldman Sachs Group, Inc.	2.85%	10/27/2006	29,300	29,026
Goldman Sachs Group, Inc.	1.735%	7/2/2007 (3)	24,650	24,629
Goldman Sachs Group, Inc.	1.98%	7/23/2009 (3)	21,965	21,952
LaBranche & Co.	9.50%	5/15/2009 (2)	1,625	1,609
LaBranche & Co.	11.00%	5/15/2012 (2)	1,625	1,641
Lehman Brothers Holdings, Inc.	6.25%	5/15/2006	61,011	64,305
Lehman Brothers Holdings, Inc.	4.00%	1/22/2008	24,300	24,393
Merrill Lynch & Co., Inc.	1.50%	2/25/2005 (3)	35,000	34,904
Merrill Lynch & Co., Inc.	2.94%	1/30/2006	23,650	23,685
Merrill Lynch & Co., Inc.	3.375%	9/14/2007	48,000	47,508
Morgan Stanley Dean Witter	6.10%	4/15/2006	9,425	9,915
Morgan Stanley Dean Witter	1.73%	1/12/2007 (3)	25,000	24,992
Morgan Stanley Dean Witter	5.80%	4/1/2007	38,525	40,717
Morgan Stanley Dean Witter	6.75%	4/15/2011	17,500	19,193
Morgan Stanley Dean Witter	4.75%	4/1/2014	19,035	17,774
Salomon Smith Barney Holdings Inc.	5.875%	3/15/2006	30,000	31,369
Spear, Leeds & Kellogg, LP	8.25%	8/15/2005 (2)	56,775	59,999
Topaz Ltd.	6.92%	3/10/2007 (1)(2)	9,725	10,302
Finance Companies (3.4%)
American Express Centurion Bank	1.50%	7/19/2007 (3)	23,750	23,631
American Express Co.	5.50%	9/12/2006	15,135	15,852
American Express Co.	4.75%	6/17/2009	9,500	9,677
American Express Credit Corp.	1.55%	9/19/2006 (3)	45,000	45,094
American Express Credit Corp.	3.00%	5/16/2008	36,920	35,785
American General Finance Corp.	4.50%	11/15/2007	30,000	30,607
Capital One Bank	6.875%	2/1/2006	9,775	10,309
Capital One Bank	5.00%	6/15/2009	14,650	14,838
Countrywide Home Loan	5.50%	8/1/2006	66,975	69,771
Export Development Canada	4.55%	6/30/2005	5,500	5,612
General Electric Capital Corp.	5.35%	3/30/2006	39,600	41,165
General Electric Capital Corp.	5.375%	3/15/2007	72,330	75,952
General Electric Capital Corp.	3.50%	8/15/2007	8,200	8,203
International Lease Finance Corp.	3.125%	5/3/2007	39,000	38,401
SLM Corp.	1.70%	9/15/2005	17,000	17,003
SLM Corp.	1.72%	3/15/2006	25,000	25,006

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

SLM Corp.	1.78%	1/25/2007	35,000	$35,023
USA Education, Inc.	5.625%	4/10/2007	12,620	13,302
USAA Capital Corp.	7.54%	3/30/2005 (2)	25,000	25,876
USAA Capital Corp.	3.13%	12/15/2005	43,000	43,324
USAA Capital Corp.	7.05%	11/8/2006	12,240	13,253
Insurance (5.0%)
AIG SunAmerica Global Financing IV	5.85%	2/1/2006 (2)	27,900	29,115
AIG SunAmerica Global Financing IX	5.10%	1/17/2007 (2)	44,000	45,738
Anthem Insurance	9.125%	4/1/2010 (2)	7,700	9,362
ASIF Global Finance XXVI	2.50%	1/30/2007 (2)	24,425	23,913
Hartford Financial Services Group, Inc.	2.375%	6/1/2006	19,020	18,751
Hartford Financial Services Group, Inc.	4.70%	9/1/2007	4,850	4,987
ING Security Life Institutional Funding	1.94%	1/27/2006 (2)(3)	50,000	50,017
Jackson National Life Insurance Co.	5.25%	3/15/2007 (2)	14,800	15,443
John Hancock Global Funding II	5.625%	6/27/2006 (2)	16,840	17,606
Lincoln National Corp.	5.25%	6/15/2007	12,000	12,522
Marsh & McLennan Cos., Inc.	3.625%	2/15/2008	8,900	8,802
MassMutual Global Funding II	1.696%	6/28/2005 (3)	87,000	87,030
MassMutual Global Funding II	1.659%	12/13/2005 (2)(3)	25,000	25,041
MBIA Global Funding LLC	1.55%	1/26/2007 (2)(3)	20,000	19,999
MetLife Global Funding I	4.75%	6/20/2007 (2)	18,700	19,258
MetLife, Inc.	3.911%	5/15/2005	37,400	37,863
MetLife, Inc.	5.25%	12/1/2006	13,775	14,355
Monumental Global Funding	5.20%	1/30/2007 (2)	17,755	18,513
Monumental Global Funding II	1.81%	4/10/2006 (2)(3)	75,000	75,198
Nationwide Life Global Funding	5.35%	2/15/2007 (2)	47,250	49,424
New York Life Global Funding	3.875%	1/15/2009 (2)	23,700	23,446
PRICOA Global Funding I	3.90%	12/15/2008 (2)	33,160	32,622
Principal Life Global	6.125%	3/1/2006 (2)	61,610	64,620
Principal Life Global	1.38%	11/13/2006 (2)(3)	24,360	24,390
Protective Life US Funding	5.875%	8/15/2006 (2)	48,950	51,547
TIAA Global Markets	2.75%	1/13/2006 (2)	50,000	50,009
TIAA Global Markets	5.00%	3/1/2007 (2)	37,990	39,546
TIAA Global Markets	4.125%	11/15/2007 (2)	15,000	15,201
Travelers Property Casualty Corp.	3.75%	3/15/2008	14,160	13,984
Real Estate Investment Trusts (0.9%)
American Health Properties	7.50%	1/15/2007	11,700	12,700
Developers Diversified Realty	5.25%	4/15/2011 (2)	7,330	7,288
EOP Operating LP	6.625%	2/15/2005	5,705	5,823
EOP Operating LP	8.375%	3/15/2006	28,650	30,983
Health Care REIT, Inc.	7.50%	8/15/2007	3,435	3,735
Health Care REIT, Inc.	8.00%	9/12/2012	9,750	11,135
HRPT Properties Trust	6.95%	4/1/2012	10,000	10,696
iStar Financial Inc.	7.00%	3/15/2008	2,320	2,459
New Plan Excel Realty Trust	5.875%	6/15/2007	7,500	7,917
Rouse Co.	3.625%	3/15/2009	12,370	11,818
Simon Property Group Inc.	7.375%	1/20/2006	15,000	15,908
Simon Property Group Inc.	4.875%	3/18/2010	27,900	28,000
Thornburg Mortgage	8.00%	5/15/2013	3,900	3,939

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Other (0.1%)
Berkshire Hathaway Fin	3.375%	10/15/2008 (2)	22,600	$ 22,040
	4,589,197
Industrial (32.2%)
Basic Industry (0.9%)
Airgas, Inc.	6.25%	7/15/2014	4,050	3,898
BHP Finance USA Ltd.	6.69%	3/1/2006	22,625	23,929
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	12,200	12,043
Equistar Chemicals LP	10.125%	9/1/2008	2,080	2,267
Equistar Chemicals LP	8.75%	2/15/2009	2,400	2,478
FalconBridge Ltd.	7.35%	11/1/2006	3,775	3,999
Georgia-Pacific Corp.	8.125%	5/15/2011	1,600	1,784
Georgia-Pacific Corp.	8.00%	1/15/2014	1,600	1,772
International Paper Co.	7.00%	8/15/2006	6,000	6,413
International Paper Co.	4.25%	1/15/2009	11,400	11,281
International Paper Co.	6.75%	9/1/2011	19,000	20,749
Jefferson Smurfit Corp.	7.50%	6/1/2013	5,420	5,501
Monsanto Co.	4.00%	5/15/2008	12,275	12,214
Nova Chemicals Corp.	6.50%	1/15/2012	4,775	4,781
Packaging Corp. of America	4.375%	8/1/2008	6,350	6,313
Praxair, Inc.	4.75%	7/15/2007	4,950	5,115
Rio Tinto Finance USA Ltd.	5.75%	7/3/2006	24,050	25,194
Weyerhaeuser Co.	5.50%	3/15/2005	16,049	16,351
Capital Goods (4.0%)
Allied Waste North America Inc.	10.00%	8/1/2009	10,703	11,265
Boeing Capital Corp.	5.65%	5/15/2006	3,345	3,502
Boeing Capital Corp.	5.75%	2/15/2007	22,665	23,965
Carlisle Cos., Inc.	7.25%	1/15/2007	15,600	16,863
Caterpillar Financial Services Corp.	2.625%	1/30/2007	46,785	46,030
Caterpillar Financial Services Corp.	3.00%	2/15/2007	48,000	47,600
Crown Euro Holdings SA	9.50%	3/1/2011	6,185	6,803
CSR America, Inc.	6.875%	7/21/2005	5,860	6,092
Emerson Electric Co.	7.875%	6/1/2005	24,305	25,393
General Dynamics Corp.	2.125%	5/15/2006	66,900	65,918
Hanson Overseas	6.75%	9/15/2005	22,500	23,412
Harsco Corp.	5.125%	9/15/2013	8,000	7,940
Hutchison Whampoa International Ltd.	6.25%	1/24/2014 (2)	5,000	4,944
John Deere Capital Corp.	1.56%	5/20/2005 (3)	17,000	16,997
John Deere Capital Corp.	1.611%	3/16/2006 (3)	10,000	9,997
John Deere Capital Corp.	1.666%	6/28/2006 (3)	17,500	17,497
John Deere Capital Corp.	5.125%	10/19/2006	4,620	4,801
John Deere Capital Corp.	3.90%	1/15/2008	42,675	42,775
L-3 Communications Corp.	7.625%	6/15/2012	2,325	2,488
L-3 Communications Corp.	6.125%	7/15/2013	1,550	1,504
Masco Corp.	1.65%	3/9/2007 (2)(3)	34,200	34,234
Masco Corp.	4.625%	8/15/2007	7,100	7,266
Minnesota Mining & Manufacturing ESOP Trust	5.62%	7/15/2009 (1)(2)	26,280	28,057
NMHG Holding Co.	10.00%	5/15/2009	3,835	4,218
Northrop Grumman Corp.	8.625%	10/15/2004	18,825	19,064
Northrop Grumman Corp.	7.00%	3/1/2006	34,565	36,661

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Oakmont Asset Trust	4.514%	12/22/2008 (2)	16,110	$15,966
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	7,750	8,409
PACTIV Corp.	7.20%	12/15/2005	4,875	5,135
Raytheon Co.	6.50%	7/15/2005	56,605	58,571
Raytheon Co.	6.75%	8/15/2007	10,525	11,406
SPX Corp.	6.25%	6/15/2011	2,300	2,231
SPX Corp.	7.50%	1/1/2013	3,119	3,174
Texas Industries Inc.	10.25%	6/15/2011	4,700	5,358
Trinity Industries	6.50%	3/15/2014 (2)	4,800	4,512
TRW, Inc.	8.75%	5/15/2006	19,600	21,432
Tyco International Group SA	5.80%	8/1/2006	18,550	19,376
United Technologies Corp.	4.875%	11/1/2006	20,725	21,465
USA Waste Services, Inc.	7.00%	10/1/2004	19,155	19,306
Communication (4.8%)
America Movil SA de C.V	4.125%	3/1/2009 (2)	15,625	14,841
America Movil SA de C.V	5.50%	3/1/2014 (2)	8,850	8,224
AT&T Wireless Services, Inc.	7.35%	3/1/2006	28,325	30,158
AT&T Wireless Services, Inc.	7.50%	5/1/2007	19,050	20,916
British Sky Broadcasting Corp.	6.875%	2/23/2009	4,750	5,205
British Telecommunications PLC	7.875%	12/15/2005	60,050	64,000
Cenveo Corp.	7.875%	12/1/2013	4,400	3,993
Cingular Wireless	5.625%	12/15/2006	29,925	31,489
Clear Channel Communications, Inc.	6.00%	11/1/2006	16,935	17,803
Clear Channel Communications, Inc.	3.125%	2/1/2007	25,500	25,121
Clear Channel Communications, Inc.	4.25%	5/15/2009	32,600	31,975
Comcast Cable Communications, Inc.	6.375%	1/30/2006	13,720	14,378
Comcast Cable Communications, Inc.	8.375%	5/1/2007	13,950	15,593
Comcast Corp.	5.85%	1/15/2010	11,700	12,265
Cox Communications, Inc.	3.875%	10/1/2008	4,725	4,630
Cox Enterprises, Inc.	7.875%	9/15/2010 (2)	12,000	13,708
Deutsche Telekom International Finance	8.25%	6/15/2005	63,375	66,415
Dex Media West LLC	9.875%	8/15/2013	4,000	4,480
DirecTV Holdings	8.375%	3/15/2013	6,260	7,011
Eircom Funding	8.25%	8/15/2013	3,935	4,230
France Telecom	8.20%	3/1/2006	27,665	29,642
GTE Corp.	6.36%	4/15/2006	7,950	8,354
Lenfest Communications, Inc.	8.375%	11/1/2005	18,615	19,852
New York Times	7.625%	7/5/2010	20,200	20,859
News America, Inc.	6.625%	1/9/2008	24,370	26,415
NYNEX Corp.	9.55%	5/1/2010 (1)	12,779	14,908
Pacific Bell	6.875%	8/15/2006	10,525	11,278
PanAmSat Corp.	9.00%	8/15/2014 (2)	1,625	1,625
R.R. Donnelley & Sons Co.	5.00%	11/15/2006	4,760	4,922
Rogers Wireless Inc.	6.375%	3/1/2014	3,600	3,330
Shaw Communications Inc.	8.25%	4/11/2010	4,275	4,692
Sprint Capital Corp.	6.125%	11/15/2008	22,180	23,505
Sprint Capital Corp.	6.375%	5/1/2009	17,860	19,069
TCI Communications, Inc.	8.00%	8/1/2005	11,367	11,962
Telecom Italia Capital	4.00%	11/15/2008 (2)	23,010	22,818
Tele-Communications, Inc.	7.25%	8/1/2005	25,153	26,286

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Telecorp PCS Inc.	10.625%	7/15/2010	12,920	$14,482
Telefonos de Mexico SA	8.25%	1/26/2006	42,120	44,978
Telefonos de Mexico SA	4.50%	11/19/2008	28,325	27,731
Telus Corp.	7.50%	6/1/2007	15,470	16,846
Univision Communications, Inc.	2.875%	10/15/2006	14,175	14,033
Univision Communications, Inc.	3.50%	10/15/2007	20,010	19,842
USA Interactive	7.00%	1/15/2013	18,500	20,186
USA Networks Inc.	6.75%	11/15/2005	13,485	14,135
Verizon Wireless Inc.	5.375%	12/15/2006	41,475	43,467
Consumer Cyclical (5.6%)
American Honda Finance	1.597%	6/3/2005 (2)(3)	50,000	49,997
American Honda Finance	1.87%	10/3/2005 (2)(3)	5,300	5,300
American Honda Finance	1.93%	1/27/2006 (2)(3)	26,900	26,917
Carnival Corp.	3.75%	11/15/2007	15,110	14,973
CBS Corp.	7.15%	5/20/2005	10,100	10,474
Cendant Corp.	6.25%	1/15/2008	18,500	19,807
CVS Corp.	5.625%	3/15/2006	30,000	31,256
DaimlerChrysler North America Holding Corp.	7.75%	6/15/2005	14,360	14,982
DaimlerChrysler North America Holding Corp.	6.40%	5/15/2006	36,250	38,139
Delphi Corp.	6.55%	6/15/2006	8,400	8,841
Delphi Corp.	6.50%	5/1/2009	7,591	7,993
Ford Motor Credit Co.	7.25%	10/25/2011	4,640	4,873
Ford Motor Credit Co.	7.00%	10/1/2013	26,400	26,845
General Motors Acceptance Corp.	6.75%	1/15/2006	32,635	34,167
General Motors Acceptance Corp.	4.375%	12/10/2007	28,850	28,685
Harley Davidson Inc.	3.625%	12/15/2008 (2)	9,750	9,589
Home Depot Inc.	6.50%	9/15/2004	23,800	23,930
Home Depot Inc.	5.375%	4/1/2006	11,800	12,283
Hyundai Motor Manufacturing Alabama	5.30%	12/19/2008 (2)	3,175	3,176
International Speedway Corp.	4.20%	4/15/2009 (2)	20,000	19,764
Isle of Capri Casinos	9.00%	3/15/2012	5,440	5,930
J.C. Penney Co., Inc.	8.00%	3/1/2010	3,875	4,350
Johnson Controls, Inc.	5.00%	11/15/2006	22,220	23,039
KB Home	6.375%	8/15/2011 (2)	3,250	3,242
Liberty Media Corp.	3.02%	9/17/2006 (3)	47,170	47,949
Liberty Media Corp.	7.75%	7/15/2009	12,150	13,519
Lowe's Cos., Inc.	7.50%	12/15/2005	19,900	21,160
Mandalay Resorts Group	7.625%	7/15/2013	4,000	4,020
May Department Stores Co.	3.95%	7/15/2007 (2)	9,500	9,493
May Department Stores Co.	7.90%	10/15/2007	5,695	6,322
May Department Stores Co.	5.95%	11/1/2008	11,325	11,956
MDC Corp.	7.00%	12/1/2012	5,385	5,822
MGM Mirage, Inc.	8.50%	9/15/2010	5,600	6,160
Mohawk Industries Inc.	6.50%	4/15/2007	11,640	12,467
Park Place Entertainment Corp.	7.875%	3/15/2010	5,425	5,900
Pulte Homes, Inc.	7.30%	10/24/2005	6,900	7,238
Royal Caribbean Cruises	6.75%	3/15/2008	2,320	2,407
Royal Caribbean Cruises	8.75%	2/2/2011	2,320	2,610
Russell Corp.	9.25%	5/1/2010	6,190	6,623
Shaw Group Inc.	10.75%	3/15/2010	3,900	3,900

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Speedway Motorsports Inc.	6.75%	6/1/2013 (2)	1,200	$ 1,200
Speedway Motorsports Inc.	6.75%	6/1/2013	2,325	2,325
Sun Sage BV	8.25%	3/26/2009 (2)	4,000	3,920
Target Corp.	5.95%	5/15/2006	9,830	10,341
Target Corp.	7.50%	7/15/2006	4,525	4,906
Target Corp.	5.40%	10/1/2008	27,295	28,765
Target Corp.	5.375%	6/15/2009	7,955	8,344
Time Warner, Inc.	8.11%	8/15/2006	27,067	29,477
Time Warner, Inc.	6.15%	5/1/2007	13,500	14,326
Toll Corp.	8.25%	2/1/2011	2,305	2,489
Toyota Motor Credit Corp.	1.41%	9/9/2005 (3)	40,900	40,922
Toyota Motor Credit Corp.	2.80%	1/18/2006	42,900	42,960
URS Corp.	12.25%	5/1/2009	151	160
URS Corp.	11.50%	9/15/2009 (2)	2,993	3,442
Viacom International Inc.	7.75%	6/1/2005	29,750	31,024
Viacom International Inc.	6.40%	1/30/2006	23,850	25,073
Viacom International Inc.	5.625%	5/1/2007	14,650	15,434
Visteon Corp.	7.00%	3/10/2014	4,000	3,800
Volkswagen Credit Inc.	1.719%	6/13/2005 (2)(3)	55,000	54,990
Wal-Mart Stores, Inc.	4.375%	7/12/2007	39,000	39,935
WCI Communities Inc.	9.125%	5/1/2012	9,300	10,021
Yum! Brands Inc.	8.50%	4/15/2006	15,568	16,909
Yum! Brands Inc.	7.65%	5/15/2008	7,070	7,914
Yum! Brands Inc.	8.875%	4/15/2011	6,800	8,266
Consumer Noncyclical (6.8%)
Abbott Laboratories	5.625%	7/1/2006 (4)	48,790	51,104
Abbott Laboratories	6.40%	12/1/2006	16,600	17,778
Altria Group, Inc.	5.625%	11/4/2008	9,475	9,611
AmerisourceBergen Corp.	7.25%	11/15/2012	3,900	4,056
Anthem, Inc.	4.875%	8/1/2005	38,140	39,021
Bavaria SA	8.875%	11/1/2010 (2)	3,960	4,079
Beckman Instruments, Inc.	7.45%	3/4/2008	13,355	14,895
Biovail Corp.	7.875%	4/1/2010	3,910	3,842
Brown-Forman Corp.	2.125%	3/15/2006	75,225	74,409
Cadbury Schweppes US Finance	3.875%	10/1/2008	28,250	27,897
Campbell Soup Co.	5.50%	3/15/2007	25,570	26,832
Campbell Soup Co.	5.875%	10/1/2008	13,500	14,406
Cardinal Health, Inc.	4.45%	6/30/2005	16,030	16,202
Cargill Inc.	6.25%	5/1/2006 (2)	47,580	50,136
Conagra, Inc.	7.50%	9/15/2005	34,295	36,114
Conagra, Inc.	6.00%	9/15/2006	19,500	20,543
Corn Products International Inc.	8.25%	7/15/2007	4,200	4,578
Dean Foods Co.	6.75%	6/15/2005	10,000	10,275
Delhaize America Inc.	8.125%	4/15/2011	3,850	4,266
Diageo Capital PLC	6.125%	8/15/2005	12,125	12,576
Diageo Capital PLC	1.72%	4/20/2007 (3)	29,300	29,248
Diageo Capital PLC	3.375%	3/20/2008	25,000	24,575
Diageo Finance BV	3.00%	12/15/2006	42,600	42,286
Dole Foods Co.	7.25%	6/15/2010	6,200	6,138
Fisher Scientific International	8.125%	5/1/2012	3,690	4,036

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Fisher Scientific International	6.75%	8/15/2014 (2)	1,600	$ 1,600
Fortune Brands Inc.	2.875%	12/1/2006	23,620	23,445
General Mills, Inc.	5.125%	2/15/2007	66,900	69,500
Gillette Co.	2.875%	3/15/2008	30,500	29,581
Guidant Corp.	6.15%	2/15/2006	28,475	29,847
H.J. Heinz Co.	6.00%	3/15/2008	9,525	10,205
HCA Inc.	6.75%	7/15/2013	11,800	12,258
Hormel Foods Corp.	6.625%	6/1/2011 (2)	8,900	9,792
Hospira, Inc.	4.95%	6/15/2009 (2)	19,000	19,219
Humana Inc.	7.25%	8/1/2006	22,050	23,638
Kellogg Co.	4.875%	10/15/2005	8,290	8,512
Kellogg Co.	6.00%	4/1/2006	49,071	51,411
Kraft Foods, Inc.	4.625%	11/1/2006	23,125	23,725
Kroger Co.	7.625%	9/15/2006	22,595	24,453
Land O'Lakes Inc.	9.00%	12/15/2010 (2)	1,590	1,654
Land O'Lakes Inc.	8.75%	11/15/2011	4,055	3,751
Manor Care Inc.	8.00%	3/1/2008	2,880	3,244
Omnicare, Inc.	6.125%	6/1/2013	3,875	3,681
Pepsi Bottling Holdings Inc.	5.625%	2/17/2009 (2)	9,700	10,281
PepsiAmericas Inc.	5.95%	2/15/2006	24,790	25,885
PepsiAmericas Inc.	3.875%	9/12/2007	16,400	16,489
Pepsico, Inc.	3.20%	5/15/2007	34,200	34,049
Quest Diagnostic, Inc.	6.75%	7/12/2006	43,870	46,740
Safeway, Inc.	3.80%	8/15/2005	60,350	61,022
Sara Lee Corp.	1.95%	6/15/2006	23,550	23,106
Scotts Co.	6.625%	11/15/2013	3,950	3,990
Swift & Co.	10.125%	10/1/2009	3,075	3,298
Unilever Capital Corp.	6.875%	11/1/2005	19,500	20,527
UnitedHealth Group, Inc.	3.30%	1/30/2008	23,875	23,463
Wellpoint Health Networks Inc.	6.375%	6/15/2006	36,660	38,710
Energy (3.9%)
Anadarko Petroleum Corp.	7.00%	10/15/2006	4,880	5,273
Anadarko Petroleum Corp.	5.375%	3/1/2007	35,365	36,996
Anadarko Petroleum Corp.	3.25%	5/1/2008	10,160	9,910
BP Capital Markets PLC	4.625%	5/27/2005	92,500	94,006
BP Capital Markets PLC	2.75%	12/29/2006	48,700	48,067
Burlington Resources, Inc.	5.60%	12/1/2006	41,650	43,817
Chesapeake Energy Corp.	7.75%	1/15/2015	3,050	3,218
Chesapeake Energy Corp.	6.875%	1/15/2016	3,100	3,061
ChevronTexaco Capital Co.	3.50%	9/17/2007	45,800	45,825
Conoco Funding Co.	5.45%	10/15/2006	39,000	40,821
Devon Energy Corp.	2.75%	8/1/2006	47,370	46,857
Encana Corp.	4.60%	8/15/2009	7,750	7,777
Kerr-McGee Corp.	6.625%	10/15/2007	17,080	18,290
Occidental Petroleum	6.50%	4/1/2005	3,430	3,524
Occidental Petroleum	7.65%	2/15/2006	23,150	24,764
Occidental Petroleum	5.875%	1/15/2007	19,215	20,287
Occidental Petroleum	4.00%	11/30/2007	15,741	15,837
Oil Enterprises Ltd.	6.239%	6/30/2008 (1)(2)(5)	19,609	21,006
Pemex Finance Ltd.	9.14%	8/15/2004 (1)	2,949	2,949

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Pemex Finance Ltd.	8.02%	5/15/2007 (1)	16,290	$17,358
Pemex Finance Ltd.	6.55%	2/15/2008 (1)(6)	15,792	16,784
Pemex Finance Ltd.	9.69%	8/15/2009 (1)	41,000	46,638
Petrobras International Finance	9.125%	7/2/2013	3,950	4,138
PF Export Receivables Master Trust	3.748%	6/1/2013 (1)(2)	11,100	10,481
PF Export Receivables Master Trust	2.16%	12/1/2013 (1)(2)(3)(6)	24,140	24,140
PF Export Receivables Master Trust	6.436%	6/1/2015 (1)(2)	19,904	19,584
Pioneer Natural Resources Co.	6.50%	1/15/2008	1,750	1,882
Tosco Corp.	7.625%	5/15/2006	14,600	15,752
Tosco Corp.	7.25%	1/1/2007	14,265	15,498
Valero Energy Corp.	8.375%	6/15/2005	5,315	5,568
Valero Energy Corp.	7.375%	3/15/2006	18,758	19,977
Valero Energy Corp.	6.125%	4/15/2007	8,625	9,176
Technology (1.6%)
Computer Sciences Corp.	7.50%	8/8/2005	24,335	25,525
Dell Inc.	6.55%	4/15/2008	11,475	12,494
First Data Corp.	6.75%	7/15/2005	4,450	4,627
First Data Corp.	4.70%	11/1/2006	6,440	6,652
First Data Corp.	5.625%	11/1/2011	100	105
Flextronics International Ltd.	6.50%	5/15/2013	7,025	6,885
Freescale Semiconductor	7.125%	7/15/2014 (2)	1,600	1,612
Harris Corp.	6.35%	2/1/2028	30,200	32,205
Hewlett-Packard Co.	3.625%	3/15/2008	9,437	9,368
International Business Machines Corp.	4.875%	10/1/2006	87,000	90,160
Iron Mountain, Inc.	7.75%	1/15/2015	4,675	4,804
SunGard Data Systems, Inc.	3.75%	1/15/2009	7,600	7,375
Texas Instruments, Inc.	7.00%	8/15/2004	67,500	67,609
Xerox Corp.	9.75%	1/15/2009	5,425	6,185
Transportation (2.4%)
American Airlines, Inc.	3.857%	7/9/2010 (6)	10,853	10,533
American Airlines, Inc. Pass-Through Certificates	2.179%	9/23/2007 (1)(3)(5)	20,798	20,792
AMR Corp.	9.00%	8/1/2012	3,200	2,320
Burlington Northern Santa Fe Corp.	6.375%	12/15/2005	30,120	31,550
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007	5,850	6,486
Canadian National Railway Co.	4.25%	8/1/2009	3,000	2,978
Continental Airlines Enhanced Equipment
Trust Certificates	7.434%	9/15/2004 (1)	6,700	6,465
Continental Airlines Enhanced Equipment
Trust Certificates	6.80%	7/2/2007 (1)	4,147	3,504
Continental Airlines Enhanced Equipment
Trust Certificates	6.541%	9/15/2008 (1)	6,255	5,317
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017 (1)	4,474	4,161
Continental Airlines Enhanced Equipment
Trust Certificates	7.256%	3/15/2020 (1)	10,070	9,768
CSX Corp.	2.75%	2/15/2006	33,420	33,289
Delta Air Lines Enhanced Equipment Trust Certificates	7.779%	1/2/2012	2,004	1,042
FedEx Corp.	6.875%	2/15/2006	16,315	17,212
FedEx Corp.	2.65%	4/1/2007 (2)	19,500	19,031

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Hertz Corp.	8.25%	6/1/2005	27,350	$ 28,485
Hertz Corp.	4.70%	10/2/2006	19,500	19,618
Hertz Corp.	6.625%	5/15/2008	5,000	5,256
JetBlue Airways Corp.	5.77%	3/15/2008 (3)	6,000	6,092
JetBlue Airways Corp.	1.895%	12/15/2013 (3)	23,400	23,338
JetBlue Airways Corp.	1.94%	3/15/2014 (3)	28,775	28,740
Kansas City Southern Industries, Inc.	7.50%	6/15/2009	5,425	5,479
MISC Capital Ltd.	5.00%	7/1/2009 (2)	14,250	14,441
MISC Capital Ltd.	6.125%	7/1/2014 (2)	9,375	9,581
Norfolk Southern Corp.	8.375%	5/15/2005	39,475	41,212
Norfolk Southern Corp.	7.35%	5/15/2007	11,850	12,973
Northwest Airlines Corp.	8.875%	6/1/2006	2,975	2,440
Northwest Airlines Enhanced Equipment
Trust Certificates	8.07%	1/2/2015 (1)	1,144	755
Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/2019 (1)	2,338	2,338
Quantas Airways	5.125%	6/20/2013 (2)	23,000	21,813
TFM SA de CV	12.50%	6/15/2012	3,160	3,381
Union Pacific Corp.	7.60%	5/1/2005	4,400	4,561
Union Pacific Corp.	6.70%	12/1/2006	8,000	8,572
Union Pacific Corp.	3.875%	2/15/2009	9,500	9,308
Westinghouse Air Brake	6.875%	7/31/2013	1,575	1,587
Other (2.2%)
Black & Decker Corp.	7.00%	2/1/2006	23,425	24,790
Briggs & Stratton Corp.	8.875%	3/15/2011	11,845	13,888
Cintas Corp.	5.125%	6/1/2007	16,400	17,107
Eaton Corp.	6.95%	11/15/2004	6,650	6,745
Parker Retirement Savings Plan Trust	6.34%	7/15/2008 (1)(2)	10,714	11,493
Stanley Works	3.50%	11/1/2007	6,880	6,852
Targeted Return Index Securities Trust 5-2002	5.89%	1/25/2007 (2)	104,364	109,553
Traded Custody Receipt	5.894%	3/1/2007 (2)	187,920	196,929

				5,735,023

Utilities (6.5%)
Electric (5.5%)
AES General SA	7.50%	3/25/2014 (2)	4,000	3,846
American Electric Power Co., Inc.	6.125%	5/15/2006	17,402	18,261
Appalachian Power Corp.	1.93%	6/29/2007 (3)	9,500	9,498
Calpine Corp.	7.35%	7/15/2007 (2)	6,608	5,650
Carolina Power & Light Co.	7.50%	4/1/2005	32,775	33,896
Conectiv Inc.	6.73%	6/1/2006 (1)	12,601	13,128
Constellation Energy Group, Inc.	7.875%	4/1/2005	9,176	9,498
Consumers Energy Co.	6.00%	3/15/2005	36,340	37,088
Consumers Energy Co.	4.80%	2/17/2009	11,800	11,900
Detroit Edison Co.	5.05%	10/1/2005	9,500	9,743
Dominion Resources, Inc.	7.625%	7/15/2005	20,800	21,802
DTE Energy Co.	6.45%	6/1/2006	19,575	20,584
Entergy Gulf States	3.60%	6/1/2008	32,800	31,973
FirstEnergy Corp.	5.50%	11/15/2006	17,852	18,617
FPL Group Capital, Inc.	1.886%	3/30/2005 (3)	20,000	19,996
FPL Group Capital, Inc.	3.25%	4/11/2006	46,575	46,782
Georgia Power Capital Trust	4.875%	11/1/2042	55,000	55,976

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Georgia Power Co.	4.875%	7/15/2007	16,540	$17,122
GWF Energy LLC	6.131%	12/30/2011 (2)	16,084	16,316
HQI Transelec Chile SA	7.875%	4/15/2011	31,683	36,078
Indiana Michigan Power Co.	6.125%	4/29/2049	20,170	21,475
MidAmerican Energy Holdings Co.	7.23%	9/15/2005	21,600	22,612
National Rural Utilities Cooperative Finance Corp.
Collateral Trust	3.00%	2/15/2006	47,350	47,451
Nevada Power Co.	10.875%	10/15/2009	2,375	2,725
Nevada Power Co.	8.25%	6/1/2011	5,425	5,832
Niagara Mohawk Power Corp.	9.75%	11/1/2005	6,865	7,444
NiSource Finance Corp.	1.929%	5/4/2005 (3)	36,565	36,551
NiSource Finance Corp.	7.625%	11/15/2005	26,050	27,597
NiSource Finance Corp.	3.20%	11/1/2006	6,600	6,578
Northern States Power Co.	2.875%	8/1/2006	18,875	18,719
NRG Energy Inc.	8.00%	12/15/2013 (2)	4,000	4,100
Ohio Edison	4.00%	5/1/2008	8,000	7,912
Oncor Electric Delivery Co.	5.00%	9/1/2007	10,000	10,342
Pacific Gas & Electric Co.	3.60%	3/1/2009	12,320	11,970
PG&E Corp.	6.875%	7/15/2008 (2)	24,500	26,044
PP&L Capital Funding Inc.	7.75%	4/15/2005	14,825	15,337
PP&L Capital Funding Inc.	8.375%	6/15/2007	28,775	32,142
PPL Capital Funding	4.33%	3/1/2009	23,450	23,057
PSI Energy Inc.	6.65%	6/15/2006	19,110	20,177
Public Service Co. of Colorado	4.375%	10/1/2008	12,260	12,354
Public Service Co. of New Mexico	4.40%	9/15/2008	6,050	6,041
Public Service Electric & Gas	4.00%	11/1/2008	11,380	11,326
Puget Sound Energy Inc.	3.363%	6/1/2008	12,700	12,305
South Carolina Electric & Gas Co.	7.50%	6/15/2005	9,930	10,320
Southern California Edison Co.	1.89%	1/13/2006 (3)	6,645	6,653
Southern California Edison Co.	8.00%	2/15/2007	44,220	48,890
SP PowerAssets Ltd.	3.80%	10/22/2008 (2)	18,875	18,638
Texas-New Mexico Power	6.125%	6/1/2008	15,150	15,709
Virginia Electric & Power Co.	5.75%	3/31/2006	25,173	26,258
Western Resources, Inc.	9.75%	5/1/2007	20,000	22,785
Natural Gas (1.0%)
AGL Capital Corp.	7.125%	1/14/2011	9,900	10,955
CenterPoint Energy	8.90%	12/15/2006	25,365	28,441
CenterPoint Energy	6.50%	2/1/2008	12,500	13,200
Enterprise Products Operating LP	8.25%	3/15/2005	41,350	42,624
Gulfterra Energy Partner	8.50%	6/1/2010	2,645	2,923
KeySpan Corp.	7.25%	11/15/2005	17,385	18,402
KeySpan Corp.	6.15%	6/1/2006	14,700	15,458
Pacific Energy Partners	7.125%	6/15/2014 (2)	2,850	2,936
Panhandle Eastern Pipeline	2.75%	3/15/2007	7,610	7,430
PG&E Gas Transmission NW	7.10%	6/1/2005	13,226	13,524
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009 (1)(2)	19,000	18,590

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Sempra Energy	6.95%	12/1/2005	3,640	$ 3,832
Yosemite Security Trust	8.25%	11/15/2004 (2)(8)	11,820	4,255
				1,159,668

TOTAL CORPORATE BONDS
(Cost $15,275,647)				15,352,645

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.7%)

U.S. Government Securities (1.0%)
U.S. Treasury Note	6.75%	5/15/2005	9,000	9,336
U.S. Treasury Note	5.75%	11/15/2005	8,000	8,351
U.S. Treasury Note	1.50%	3/31/2006	50,000	49,196
U.S. Treasury Note	2.50%	5/31/2006	26,900	26,845
U.S. Treasury Note	6.25%	2/15/2007	23,900	25,823
U.S. Treasury Note	3.125%	5/15/2007	31,700	31,799
U.S. Treasury Note	3.00%	2/15/2008	12,000	11,887
U.S. Treasury Note	4.75%	5/15/2014	9,050	9,242

				172,479

Agency Bonds and Notes (1.0%)
Federal Home Loan Bank*	2.375%	2/15/2006	87,285	86,931
Federal Home Loan Bank*	1.875%	6/15/2006	44,880	44,100
Federal National Mortgage Assn.*	2.25%	5/15/2006	49,000	48,545

				179,576

Mortgage-Backed Securities (9.7%)
Federal Home Loan Mortgage Corp.*	3.50%	3/15/2010 (1)	30,235	30,452
Federal Home Loan Mortgage Corp.*	3.50%	10/15/2015 (1)	19,576	19,666
Federal Home Loan Mortgage Corp.*	3.50%	6/15/2017 (1)	14,000	14,018
Federal Home Loan Mortgage Corp.*	3.50%	8/15/2017 (1)	29,179	29,189
Federal Home Loan Mortgage Corp.*	3.686%	8/1/2033 (1)	17,350	17,078
Federal Home Loan Mortgage Corp.*	3.699%	8/1/2033 (1)	11,706	11,529
Federal Home Loan Mortgage Corp.*	3.865%	8/1/2033 (1)	21,093	20,879
Federal Home Loan Mortgage Corp.*	3.875%	7/1/2033 (1)	85,818	84,597
Federal Home Loan Mortgage Corp.*	3.923%	6/1/2033 (1)	29,181	28,815
Federal Home Loan Mortgage Corp.*	4.00%	10/15/2018 (1)	39,184	39,602
Federal Home Loan Mortgage Corp.*	4.071%	5/1/2033 (1)	16,064	15,977
Federal Home Loan Mortgage Corp.*	4.094%	6/1/2033 (1)	39,912	39,762
Federal Home Loan Mortgage Corp.*	4.108%	5/1/2033 (1)	27,109	27,041
Federal Home Loan Mortgage Corp.*	4.227%	2/1/2033 (1)	17,208	17,235
Federal Home Loan Mortgage Corp.*	4.273%	1/1/2033 (1)	23,358	23,394
Federal Home Loan Mortgage Corp.*	4.50%	3/15/2022 (1)	19,300	19,638
Federal Home Loan Mortgage Corp.*	4.615%	10/1/2032 (1)	24,409	24,659
Federal Home Loan Mortgage Corp.*	4.727%	9/1/2032 (1)	32,052	32,381
Federal Home Loan Mortgage Corp.*	4.814%	9/1/2032 (1)	19,367	19,670
Federal Home Loan Mortgage Corp.*	4.84%	8/1/2032 (1)	32,976	33,416
Federal Home Loan Mortgage Corp.*	4.873%	9/1/2032 (1)	31,541	32,021
Federal Home Loan Mortgage Corp.*	5.00%	5/15/2018 (1)	16,528	16,943
Federal Home Loan Mortgage Corp.*	5.00%	9/15/2018 (1)	16,660	17,084
Federal Home Loan Mortgage Corp.*	5.056%	8/1/2032 (1)	34,897	35,595
Federal Home Loan Mortgage Corp.*	5.142%	7/1/2032 (1)	18,120	18,435
Federal Home Loan Mortgage Corp.*	5.189%	8/1/2032 (1)	19,366	19,735
Federal Home Loan Mortgage Corp.*	6.00%	3/1/2017 (1)	5,832	6,103
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017 (1)	2,022	2,115

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017 (1)	8,966	$ 9,384
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017 (1)	21,438	22,436
Federal Home Loan Mortgage Corp.*	7.00%	1/1/2009 (1)	2,177	2,305
Federal National Mortgage Assn.*	3.00%	8/25/2032 (1)	11,918	11,855
Federal National Mortgage Assn.*	3.433%	8/1/2033 (1)	22,584	22,162
Federal National Mortgage Assn.*	3.50%	1/25/2009 (1)	37,472	37,677
Federal National Mortgage Assn.*	3.50%	9/25/2009 (1)	23,430	23,559
Federal National Mortgage Assn.*	3.505%	8/1/2033 (1)	21,273	20,901
Federal National Mortgage Assn.*	3.603%	8/1/2033 (1)	17,465	17,198
Federal National Mortgage Assn.*	3.724%	7/1/2033 (1)	30,246	29,906
Federal National Mortgage Assn.*	3.724%	8/1/2033 (1)	8,210	8,076
Federal National Mortgage Assn.*	3.726%	6/1/2033 (1)	75,137	74,409
Federal National Mortgage Assn.*	3.731%	6/1/2033 (1)	41,877	41,445
Federal National Mortgage Assn.*	3.736%	8/1/2033 (1)	40,096	39,695
Federal National Mortgage Assn.*	3.744%	9/1/2033 (1)	42,529	42,011
Federal National Mortgage Assn.*	3.775%	10/1/2033 (1)	21,974	21,706
Federal National Mortgage Assn.*	3.805%	8/1/2033 (1)	41,332	40,979
Federal National Mortgage Assn.*	3.81%	9/1/2033 (1)	61,408	60,813
Federal National Mortgage Assn.*	3.842%	7/1/2033 (1)	39,671	39,176
Federal National Mortgage Assn.*	3.938%	4/1/2033 (1)	30,484	30,331
Federal National Mortgage Assn.*	3.979%	5/1/2033 (1)	49,367	49,213
Federal National Mortgage Assn.*	4.046%	5/1/2033 (1)	13,357	13,240
Federal National Mortgage Assn.*	4.059%	5/1/2033 (1)	35,297	35,265
Federal National Mortgage Assn.*	4.089%	4/1/2033 (1)	18,237	18,253
Federal National Mortgage Assn.*	4.15%	5/1/2033 (1)	24,826	24,849
Federal National Mortgage Assn.*	4.218%	7/1/2033 (1)	77,579	77,651
Federal National Mortgage Assn.*	4.548%	12/1/2032 (1)	21,045	21,268
Federal National Mortgage Assn.*	4.859%	9/1/2032 (1)	13,883	14,126
Federal National Mortgage Assn.*	4.949%	9/1/2032 (1)	8,223	8,372
Federal National Mortgage Assn.*	5.102%	8/1/2032 (1)	16,870	17,181
Federal National Mortgage Assn.*	5.228%	7/1/2032 (1)	8,595	8,786
Federal National Mortgage Assn.*	6.00%	12/1/2016 (1)	20,685	21,638
Federal National Mortgage Assn.*	6.00%	3/1/2017 (1)	15,649	16,369
Federal National Mortgage Assn.*	6.00%	5/1/2017 (1)	21,227	22,191
Federal National Mortgage Assn.*	6.50%	12/1/2011 (1)	2,247	2,388
Federal National Mortgage Assn.*	6.50%	9/1/2016 (1)	22,058	23,335
Federal National Mortgage Assn.*	6.50%	9/1/2016 (1)	34,058	36,030
Federal National Mortgage Assn.*	7.00%	10/1/2011 (1)	4,259	4,526
Federal National Mortgage Assn.*	7.00%	4/1/2013 (1)	23,602	25,079
Federal National Mortgage Assn.*	7.50%	3/1/2015 (1)	2,746	2,938
				1,735,751

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $2,112,857)				2,087,806

TAXABLE MUNICIPAL BONDS (0.6%)

California Dept. of Water Resources Power Supply Rev	3.975%	5/1/2005	62,725	63,306
Texas Municipal Gas Corp.	2.60%	7/1/2007 (2)	34,870	34,645

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $97,671)				97,951

Short-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
SOVEREIGN BONDS (U.S. Dollar-Denominated) (0.1%)
Republic of Costa Rica	6.914%	1/31/2008 (2)	3,070	$ 3,070
Republic of Costa Rica	8.05%	1/31/2013 (2)	2,310	2,264
United Mexican States	4.625%	10/8/2008	8,000	7,968

TOTAL SOVEREIGN BONDS
(Cost $23,331)				13,302

TEMPORARY CASH INVESTMENT (1.7%)

	Shares

Vanguard Market Liquidity Fund, 1.33%**--Note F
(Cost $307,514)	307,514,000			307,514

TOTAL INVESTMENTS (100.2%)
(Cost $17,817,020)				17,859,218

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note C				222,061
Liabilities--Note F				(259,397)

				(37,336)

NET ASSETS (100%)				$ 17,821,882

•See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 (1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the aggregate value of these securities was $2,308,457,000, representing 13.0% of net assets.
 (3)Adjustable-rate note.
 (4) Securities with a value of $18,330,000 have been segregated as initial margin for open futures contracts.
 (5) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
 (6) Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
 (7) Scheduled principal and interest payments are guaranteed by Financial Security Assurance.
 (8) Non-income-producing security—security in default.

Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 18,046,389
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(253,917)
Unrealized Appreciation (Depreciation)
Investment Securities	42,198
Futures Contracts	(9,443)
Swap Contracts	(3,345)

NET ASSETS	$ 17,821,882

Investor Shares--Net Assets
Applicable to 1,191,149,388 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 12,693,159

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 10.66

Admiral Shares--Net Assets
Applicable to 398,552,524 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 4,247,067

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 10.66

Institutional Shares--Net Assets
Applicable to 82,736,226 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 881,656

NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES	$ 10.66

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Intermediate-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

CORPORATE BONDS (85.0%)

Asset Backed/Commercial Mortgage-Backed Securities (7.5%)
American Express Credit Account Master Trust	1.50%	12/15/2008 (1)(3)	4,180	$ 4,190
American Express Credit Account Master Trust	1.50%	2/16/2009 (1)(3)	4,025	4,036
American Express Credit Account Master Trust	1.49%	11/16/2009 (1)(3)	3,625	3,629
American Express Credit Account Master Trust	1.49%	9/15/2010 (1)(3)	6,800	6,817
American Express Credit Account Master Trust	1.49%	10/15/2010 (1)(3)	10,000	10,025
Bank One Issuance Trust	1.49%	12/15/2010 (1)(3)	25,000	25,063
California Infrastructure & Economic Development
Bank Special Purpose Trust PG&E	6.42%	9/25/2008 (1)	1,287	1,341
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE	6.38%	9/25/2008 (1)	11,244	11,723
California Infrastructure & Economic Development
Bank Special Purpose Trust SDG	6.31%	9/25/2008 (1)	3,294	3,432
Chase Credit Card Master Trust	1.41%	5/15/2009 (1)(3)	15,000	15,007
Chase Credit Card Master Trust	1.49%	7/15/2010 (1)(3)	11,000	11,019
Citibank Credit Card Issuance Trust	1.70%	1/15/2010 (1)(3)	20,000	20,046
Citibank Credit Card Master Trust	6.30%	5/15/2008 (1)	10,000	10,534
COMED Transitional Funding Trust	5.63%	6/25/2009 (1)	15,000	15,696
Detroit Edison Securitization Funding LLC	6.19%	3/1/2013 (1)	15,000	16,309
Discover Card Master Trust I	1.66%	2/16/2007 (1)(3)	10,000	10,001
Fleet Credit Card Master Trust II	1.60%	4/16/2007 (1)(3)(4)	20,000	20,008
Fleet Home Equity Loan Trust	1.67%	1/20/2033 (1)(3)	7,249	7,249
Ford Credit Floor Plan Master Owner Trust	1.502%	7/15/2009 (1)(3)	10,000	9,992
GE Capital Credit Card Master Note Trust	1.426%	6/15/2010 (1)(3)	4,480	4,482
Illinois Power Special Purpose Trust	5.54%	6/25/2009 (1)	7,000	7,290
MBNA Master Credit Card Trust	7.15%	1/15/2008 (1)	15,000	15,696
Mellon Bank Premium Finance Loan Master Trust	1.82%	12/17/2007 (1)(3)	7,825	7,832
Mellon Bank Premium Finance Loan Master Trust	1.674%	6/15/2009 (1)(3)	6,720	6,723
Morgan Stanley Dean Witter Credit Card
Home Equity Line of Credit Trust	1.72%	11/25/2015 (1)(3)	5,031	5,038
PECO Energy Transition Trust	6.05%	3/1/2009 (1)	10,675	11,264
PECO Energy Transition Trust	6.52%	12/31/2010 (1)	10,000	11,036
PP&L Transition Bond Co. LLC	7.05%	6/25/2009 (1)	4,325	4,685
PSEG Transition Funding LLC	6.61%	6/15/2015 (1)	15,000	16,771
Superior Wholesale Inventory Financing Trust	1.46%	3/15/2011 (1)(3)	20,000	20,076
Target Credit Card Master Trust	1.695%	6/27/2011 (1)(3)	10,000	10,019

				327,029

Finance (24.8%)
Banking (10.9%)
Astoria Financial Corp.	5.75%	10/15/2012	5,000	5,101
Banco Merchantile del Norte Cayman	5.875%	2/17/2014 (2)	8,550	8,411
Bank of America Corp.	7.40%	1/15/2011	10,000	11,416
Bank of America Corp.	4.875%	9/15/2012	12,000	11,846
Bank One Corp.	7.875%	8/1/2010	10,262	11,957
BB&T Corp.	6.50%	8/1/2011	12,500	13,681
BB&T Corp.	4.75%	10/1/2012	5,000	4,865
Citicorp Lease Pass-Through Trust	7.22%	6/15/2005 (1)(2)	1,152	1,196
Citigroup, Inc.	1.54%	6/9/2009 (3)	25,700	25,716
Citigroup, Inc.	5.625%	8/27/2012	20,000	20,769
Corporacion Andina de Fomento	6.875%	3/15/2012	4,225	4,629

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Corporacion Andina de Fomento	5.20%	5/21/2013	5,000	$ 4,869
Deutsche Bank Financial LLC	5.375%	3/2/2015	10,000	9,965
Export-Import Bank of Korea	4.125%	2/10/2009 (2)	4,800	4,690
Financement Quebec	5.00%	10/25/2012	10,000	10,081
Firstar Bank Milwaukee NA	7.80%	7/5/2010	10,000	10,463
Golden West Financial Corp.	4.75%	10/1/2012	17,000	16,652
GreenPoint Financial Corp.	3.20%	6/6/2008	6,500	6,320
HSBC Bank USA	4.625%	4/1/2014	22,000	20,762
Hudson United Bank	7.00%	5/15/2012	9,200	9,895
J.P. Morgan Chase & Co.	4.50%	11/15/2010	10,000	9,907
J.P. Morgan Chase & Co.	4.875%	3/15/2014	5,000	4,776
M & T Bank Corp.	3.85%	4/1/2013	2,750	2,719
Marshall & Ilsley Bank	5.25%	9/4/2012	4,000	4,058
Mellon Funding Corp.	3.25%	4/1/2009	10,000	9,679
Merchantile Bancshares	4.625%	4/15/2013	10,000	9,650
National Australia Bank	8.60%	5/19/2010	11,000	13,106
National Westminster Bank PLC	7.75%	4/29/2049 (1)	7,300	8,113
North Fork Bancorp	5.875%	8/15/2012	5,500	5,712
Regions Financial Corp.	6.375%	5/15/2012	8,975	9,708
Scotland International Finance	7.70%	8/15/2010 (2)	10,000	11,559
SE Banken	6.875%	2/15/2009	5,000	5,406
Southtrust Corp.	5.80%	6/15/2014	5,000	5,167
Sovereign Bank	4.375%	8/1/2013	5,000	4,995
SunTrust Banks, Inc.	1.435%	6/2/2009 (3)	12,175	12,171
Union Planters Bank NA	5.125%	6/15/2007	10,000	10,415
Union Planters Corp.	7.75%	3/1/2011	10,000	11,633
UnionBanCal Corp.	5.25%	12/16/2013	3,000	2,985
United Overseas Bank Ltd.	4.50%	7/2/2013 (2)	7,000	6,536
Wachovia Corp.	4.875%	2/15/2014	15,000	14,399
Wachovia Corp.	5.25%	8/1/2014	15,000	14,818
Washington Mutual Bank	5.50%	1/15/2013	7,500	7,658
Washington Mutual Bank	5.65%	8/15/2014	12,000	11,959
Washington Mutual Finance Corp.	6.875%	5/15/2011	10,000	11,103
Wells Fargo & Co.	5.125%	9/1/2012	10,000	10,123
Western Financial Bank	9.625%	5/15/2012	1,640	1,804
Westpac Capital Trust III	5.819%	12/30/2049 (2)	14,300	14,400
Wilmington Trust Corp.	4.875%	4/15/2013	15,805	15,321
Zions Bancorp	6.00%	9/15/2015	11,000	11,315
Brokerage (3.6%)
Bear Stearns Co., Inc.	7.625%	12/7/2009	14,350	16,398
Bear Stearns Co., Inc.	4.50%	10/28/2010	13,350	13,170
E*Trade Financial Corp.	8.00%	6/15/2011 (2)	950	948
Goldman Sachs Group, Inc.	3.875%	1/15/2009	5,000	4,911
Goldman Sachs Group, Inc.	1.98%	7/23/2009 (3)	12,500	12,493
Goldman Sachs Group, Inc.	6.875%	1/15/2011	4,698	5,206
Goldman Sachs Group, Inc.	5.25%	10/15/2013	15,000	14,711
LaBranche & Co.	9.50%	5/15/2009 (2)	375	371
LaBranche & Co.	11.00%	5/15/2012 (2)	375	379
Lehman Brothers Holdings, Inc.	4.375%	11/30/2010	10,000	9,791
Lehman Brothers Holdings, Inc.	4.80%	3/13/2014	4,500	4,271

Intermediate-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Lehman Brothers Inc.	6.625%	2/15/2008	5,500	$ 5,965
Merrill Lynch & Co., Inc.	4.50%	11/4/2010	20,000	19,783
Merrill Lynch & Co., Inc.	5.45%	7/15/2014	5,000	4,978
Morgan Stanley Dean Witter	6.75%	4/15/2011	10,000	10,968
Morgan Stanley Dean Witter	5.30%	3/1/2013	8,000	7,962
Morgan Stanley Dean Witter	4.75%	4/1/2014	20,000	18,675
Topaz Ltd.	6.92%	3/10/2007 (1)(2)	4,376	4,636
Finance Companies (4.0%)
American Express Co.	4.75%	6/17/2009	5,000	5,093
American Express Co.	4.875%	7/15/2013	10,000	9,820
American Express Credit Corp.	3.00%	5/16/2008	13,000	12,600
American General Finance Corp.	5.375%	10/1/2012	20,000	20,364
Capital One Bank	5.125%	2/15/2014	10,000	9,575
Capital One Financial	6.25%	11/15/2013	8,000	8,181
Countrywide Home Loan	5.50%	8/1/2006	5,000	5,209
Countrywide Home Loan	4.00%	3/22/2011	10,000	9,436
General Electric Capital Corp.	3.25%	6/15/2009	10,000	9,589
General Electric Capital Corp.	5.875%	2/15/2012	25,000	26,473
General Electric Capital Corp.	6.00%	6/15/2012	15,000	15,996
Security Capital Group	7.15%	6/15/2007	2,000	2,191
SLM Corp.	5.05%	11/14/2014	15,000	14,579
USAA Capital Corp.	4.64%	12/15/2009	26,000	26,294
Insurance (3.7%)
AIG SunAmerica Global Financing	5.85%	8/1/2008 (2)	10,000	10,693
Anthem Insurance	9.125%	4/1/2010 (2)	5,000	6,079
Hartford Financial Services Group, Inc.	4.625%	7/15/2013	10,000	9,552
Infinity Property & Casualty Corp.	5.50%	2/18/2014 (2)	5,000	4,729
Jackson National Life Insurance Co.	5.25%	3/15/2007 (2)	9,500	9,912
Lincoln National Corp.	6.20%	12/15/2011	7,000	7,521
Marsh & McLennan Cos., Inc.	3.625%	2/15/2008	2,600	2,571
MetLife, Inc.	6.125%	12/1/2011	25,000	26,739
NAC Re Corp.	7.15%	11/15/2005	6,500	6,846
Nationwide Financial Services	5.90%	7/1/2012	5,000	5,199
Nationwide Life Global Funding	5.35%	2/15/2007 (2)	10,820	11,318
New York Life Global Funding	5.375%	9/15/2013 (2)	12,000	12,186
Principal Life Global	4.40%	10/1/2010	10,000	9,840
Progressive Corp.	6.375%	1/15/2012	5,800	6,310
Protective Life Secured Trust	4.00%	4/1/2011	5,000	4,774
TIAA Global Markets	5.00%	3/1/2007 (2)	16,850	17,540
TIAA Global Markets	4.125%	11/15/2007 (2)	8,000	8,107
Real Estate Investment Trust (2.2%)
Chelsea Property Group	6.00%	1/15/2013	5,000	5,157
CPG Partners LP	8.25%	2/1/2011	5,000	5,879
Developers Diversified Realty	5.25%	4/15/2011 (2)	7,500	7,457
EOP Operating LP	8.10%	8/1/2010	5,000	5,785
EOP Operating LP	7.00%	7/15/2011	10,000	10,982
Health Care REIT, Inc.	8.00%	9/12/2012	5,000	5,710
HRPT Properties Trust	6.40%	2/15/2015	9,500	9,690

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Irvine Apartment Communities Inc.	7.00%	10/1/2007	5,000	$ 5,382
iStar Financial Inc.	7.00%	3/15/2008	680	721
Merry Land & Investment Co., Inc.	6.875%	11/1/2004	2,000	2,021
Merry Land & Investment Co., Inc.	6.90%	8/1/2007	5,000	5,429
New Plan Excel Realty Trust	5.875%	6/15/2007	2,205	2,328
Rouse Co.	5.375%	11/26/2013	8,000	7,837
Simon Property Group Inc.	4.875%	3/18/2010	10,000	10,036
Thornburg Mortgage	8.00%	5/15/2013	1,100	1,111
Weingarten Realty Investors	4.857%	1/15/2014	10,000	9,618
Other (0.4%)
Berkshire Hathaway Fin	4.20%	12/15/2010	5,000	4,906
Berkshire Hathaway Fin	4.625%	10/15/2013	12,100	11,717

				1,077,177

Industrial (42.8%)
Basic Industries (1.6%)
Airgas, Inc.	6.25%	7/15/2014	950	914
Celulosa Arauco Constitution SA	5.125%	7/9/2013	9,000	8,564
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	7,000	6,910
Equistar Chemicals LP	10.125%	9/1/2008	547	596
Equistar Chemicals LP	8.75%	2/15/2009	600	619
Georgia-Pacific Corp.	8.125%	5/15/2011	400	446
Georgia-Pacific Corp.	8.00%	1/15/2014	400	443
International Paper Co.	4.25%	1/15/2009	2,950	2,919
International Paper Co.	6.75%	9/1/2011	10,000	10,920
Jefferson Smurfit Corp.	7.50%	6/1/2013	1,580	1,604
Monsanto Co.	7.375%	8/15/2012	5,000	5,703
Nova Chemicals Corp.	6.50%	1/15/2012	1,225	1,226
Packaging Corp. of America	5.75%	8/1/2013	5,000	5,007
Rio Tinto Finance USA Ltd.	2.625%	9/30/2008	7,000	6,623
Rohm & Haas Co.	7.40%	7/15/2009	7,000	7,937
UPM-Kymenne Corp.	5.625%	12/1/2014 (2)	10,000	9,989
Capital Goods (5.9%)
Allied Waste North America Inc.	10.00%	8/1/2009	3,044	3,204
Avery Dennison Corp.	4.875%	1/15/2013	6,800	6,715
BAE Systems 2001	7.156%	12/15/2011 (1)(2)	9,066	9,705
Bemis Co. Inc.	6.50%	8/15/2008	5,000	5,459
Boeing Capital Corp.	6.10%	3/1/2011	5,000	5,328
Crane Co.	5.50%	9/15/2013	5,000	5,050
CRH America Inc.	6.95%	3/15/2012	8,555	9,515
Crown Euro Holdings SA	9.50%	3/1/2011	1,815	1,996
Emerson Electric Co.	7.125%	8/15/2010	12,500	14,159
General Dynamics Corp.	3.00%	5/15/2008	17,350	16,827
Hutchison Whampoa International Ltd.	5.45%	11/24/2010 (2)	5,000	4,993
Hutchison Whampoa International Ltd.	6.25%	1/24/2014 (2)	5,000	4,944
John Deere Capital Corp.	7.00%	3/15/2012	13,440	15,143
John Deere Capital Corp.	5.10%	1/15/2013	10,000	10,014
L-3 Communications Corp.	7.625%	6/15/2012	675	722
L-3 Communications Corp.	6.125%	7/15/2013	450	437
Lockheed Martin Corp.	8.20%	12/1/2009	9,000	10,593

Intermediate-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Masco Corp.	4.625%	8/15/2007	7,000	$ 7,164
Masco Corp.	5.875%	7/15/2012	10,000	10,489
Minnesota Mining & Manufacturing ESOP Trust	5.62%	7/15/2009 (1)(2)	5,256	5,611
NMHG Holding Co.	10.00%	5/15/2009	1,165	1,282
Northrop Grumman Corp.	7.125%	2/15/2011	8,500	9,567
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	2,250	2,441
Raytheon Co.	4.85%	1/15/2011	13,850	13,858
SPX Corp.	6.25%	6/15/2011	700	679
SPX Corp.	7.50%	1/1/2013	950	967
Texas Industries Inc.	10.25%	6/15/2011	1,300	1,482
Textron, Inc.	4.50%	8/1/2010	7,000	6,960
The Boeing Co.	5.125%	2/15/2013	8,000	7,992
Trinity Industries	6.50%	3/15/2014 (2)	1,200	1,128
Tyco International Group SA	6.00%	11/15/2013	11,000	11,436
United Technologies Corp.	6.35%	3/1/2011	30,600	33,609
USA Waste Services, Inc.	7.125%	10/1/2007	5,560	6,100
Waste Management, Inc.	7.375%	8/1/2010	8,000	9,039
Communications (7.6%)
America Movil SA de C.V	5.50%	3/1/2014 (2)	10,000	9,292
AT&T Corp.	6.00%	3/15/2009	81	77
British Sky Broadcasting Corp.	6.875%	2/23/2009	10,000	10,957
British Telecommunications PLC	8.375%	12/15/2010 (1)	15,000	17,692
Cenveo Corp.	7.875%	12/1/2013	1,100	998
Cingular Wireless	6.50%	12/15/2011	35,000	37,688
Clear Channel Communications, Inc.	4.25%	5/15/2009	13,880	13,614
Clear Channel Communications, Inc.	4.40%	5/15/2011	6,000	5,725
Comcast Cable Communications Holdings	8.375%	3/15/2013	815	965
Comcast Corp.	5.85%	1/15/2010	18,000	18,870
Cox Communications, Inc.	4.625%	6/1/2013	4,000	3,729
Cox Enterprises, Inc.	7.875%	9/15/2010 (2)	5,000	5,712
Deutsche Telekom International Finance	8.50%	6/15/2010 (1)	10,000	11,786
Dex Media West LLC	9.875%	8/15/2013	1,000	1,120
DirecTV Holdings	8.375%	3/15/2013	1,740	1,949
Eircom Funding	8.25%	8/15/2013	1,065	1,145
France Telecom	8.75%	3/1/2011 (1)	10,000	11,687
GTE Corp.	6.36%	4/15/2006	5,000	5,254
GTE South, Inc.	6.00%	2/15/2008	7,000	7,490
News America, Inc.	4.75%	3/15/2010	9,800	9,833
PanAmSat Corp.	9.00%	8/15/2014 (2)	375	375
R.R. Donnelley & Sons Co.	4.95%	4/1/2014 (2)	5,000	4,818
Rogers Wireless Inc.	6.375%	3/1/2014	900	833
SBC Communications, Inc.	6.25%	3/15/2011	5,000	5,340
SBC Communications, Inc.	5.875%	8/15/2012	10,000	10,386
Scholastic Corp.	5.00%	4/15/2013	4,425	4,265
Shaw Communications Inc.	8.25%	4/11/2010	1,075	1,180
Sprint Capital Corp.	6.375%	5/1/2009	7,270	7,762
Sprint Capital Corp.	7.625%	1/30/2011	10,000	11,205
Telecom Italia Capital	5.25%	11/15/2013 (2)	15,000	14,709
Tele-Communications, Inc.	7.25%	8/1/2005	7,000	7,315
Telstra Corp. Ltd.	6.375%	4/1/2012	15,000	16,319

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Univision Communications, Inc.	3.875%	10/15/2008	7,000	$ 6,899
USA Interactive	7.00%	1/15/2013	9,900	10,802
Verizon Wireless Capital	5.375%	12/15/2006	12,050	12,629
Vodafone AirTouch PLC	7.75%	2/15/2010	10,000	11,533
Washington Post Co.	5.50%	2/15/2009	24,350	25,714
Consumer Cyclical (6.5%)
American Honda Finance	1.93%	1/27/2006 (2)(3)	22,000	22,014
Cendant Corp.	6.25%	1/15/2008	5,550	5,942
Costco Wholesale Corp.	5.50%	3/15/2007	4,425	4,663
CVS Corp.	6.117%	1/10/2013 (1)(2)	8,119	8,469
DaimlerChrysler North America Holding Corp.	4.05%	6/4/2008	7,000	6,936
Delphi Corp.	6.50%	5/1/2009	5,000	5,265
Ford Motor Credit Co.	7.25%	10/25/2011	10,500	11,028
Ford Motor Credit Co.	7.00%	10/1/2013	7,000	7,118
General Motors Acceptance Corp.	6.875%	9/15/2011	10,000	10,239
General Motors Acceptance Corp.	7.00%	2/1/2012	10,000	10,252
Harrah's Operating Co., Inc.	8.00%	2/1/2011	8,125	9,146
Hyundai Motor	5.30%	12/19/2008 (2)	825	825
International Speedway Corp.	5.40%	4/15/2014 (2)	7,000	6,958
Isle of Capri Casinos	9.00%	3/15/2012	1,560	1,700
J.C. Penney Co., Inc.	8.00%	3/1/2010	1,125	1,263
KB Home	6.375%	8/15/2011 (2)	750	748
Liberty Media Corp.	7.75%	7/15/2009	8,650	9,625
Mandalay Resorts Group	7.625%	7/15/2013	1,000	1,005
May Department Stores Co.	5.75%	7/15/2014 (2)	5,000	5,004
MDC Corp.	7.00%	12/1/2012	1,615	1,746
MGM Mirage, Inc.	8.50%	9/15/2010	1,400	1,540
Office Depot, Inc.	6.25%	8/15/2013	10,000	10,435
Park Place Entertainment Corp.	7.875%	3/15/2010	1,575	1,713
Royal Caribbean Cruises	6.75%	3/15/2008	680	706
Royal Caribbean Cruises	8.75%	2/2/2011	680	765
Russell Corp.	9.25%	5/1/2010	1,810	1,937
Shaw Group Inc.	10.75%	3/15/2010	1,100	1,100
Speedway Motorsports Inc.	6.75%	6/1/2013 (2)	300	300
Speedway Motorsports Inc.	6.75%	6/1/2013	675	675
Staples Inc.	7.375%	10/1/2012	13,360	15,196
Sun Sage BV	8.25%	3/26/2009 (2)	1,000	980
Target Corp.	5.375%	6/15/2009	23,100	24,229
Time Warner, Inc.	6.75%	4/15/2011	5,000	5,433
Toll Corp.	8.25%	2/1/2011	695	751
Toyota Motor Credit Corp.	4.35%	12/15/2010	20,000	20,164
URS Corp.	12.25%	5/1/2009	47	50
URS Corp.	11.50%	9/15/2009 (2)	899	1,034
Viacom International Inc.	7.70%	7/30/2010	5,000	5,727
Viacom International Inc.	6.625%	5/15/2011	9,575	10,460
Visteon Corp.	7.00%	3/10/2014	1,000	950
Wal-Mart Stores, Inc.	4.125%	2/15/2011	34,000	33,043
WCI Communities Inc.	9.125%	5/1/2012	2,700	2,909
Yum! Brands, Inc.	8.875%	4/15/2011	2,000	2,431
Yum! Brands, Inc.	7.70%	7/1/2012	7,000	8,069

Intermediate-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Consumer Noncyclical (10.4%)
Abbott Laboratories	3.75%	3/15/2011	15,000	$14,288
Altria Group, Inc.	5.625%	11/4/2008	2,475	2,511
AmerisourceBergen Corp.	7.25%	11/15/2012	1,100	1,144
Anheuser Busch Cos., Inc.	4.70%	4/15/2012	10,000	9,918
Anthem, Inc.	6.80%	8/1/2012	10,000	11,050
Archer-Daniels-Midland Co.	5.87%	11/15/2010	10,000	10,752
Bavaria SA	8.875%	11/1/2010 (2)	1,040	1,071
Beckman Coulter Inc.	6.875%	11/15/2011	8,000	8,865
Becton, Dickinson, & Co.	4.55%	4/15/2013	8,000	7,721
Biovail Corp.	7.875%	4/1/2010	1,090	1,071
Brown-Forman Corp.	3.00%	3/15/2008 (2)	15,000	14,576
Cadbury Schweppes US Finance	5.125%	10/1/2013 (2)	4,000	3,944
Campbell Soup Co.	5.875%	10/1/2008	10,000	10,671
Cargill Inc.	6.25%	5/1/2006 (2)	13,000	13,698
Cargill Inc.	6.30%	4/15/2009 (2)	8,750	9,471
Coca-Cola Bottling Co.	5.00%	11/15/2012	7,000	6,870
Colgate-Palmolive Co.	5.98%	4/25/2012	14,300	15,398
Conagra, Inc.	6.75%	9/15/2011	16,837	18,519
Dean Foods Co.	8.15%	8/1/2007	2,000	2,170
Delhaize America Inc.	8.125%	4/15/2011	1,150	1,274
Diageo Capital PLC	3.375%	3/20/2008	18,000	17,694
Dole Foods Co.	7.25%	6/15/2010	1,800	1,782
Estee Lauder Cos. Inc.	6.00%	1/15/2012	6,800	7,315
Fisher Scientific International	8.125%	5/1/2012	1,120	1,225
Fisher Scientific International	6.75%	8/15/2014 (2)(3)	400	400
Fosters Finance Corp.	6.875%	6/15/2011 (2)	8,650	9,525
General Mills, Inc.	6.00%	2/15/2012	10,000	10,519
Gillette Co.	2.875%	3/15/2008	15,000	14,548
H.J. Heinz Co.	6.625%	7/15/2011 (1)	10,500	11,647
HCA Inc.	6.95%	5/1/2012	7,500	7,898
HCA Inc.	6.75%	7/15/2013	400	416
Health Care Services Corp.	7.75%	6/15/2011 (2)	20,000	22,386
Hormel Foods Corp.	6.625%	6/1/2011 (2)	16,085	17,698
Hospira, Inc.	5.90%	6/15/2014 (2)	8,000	8,150
Kellogg Co.	6.60%	4/1/2011	13,500	14,879
Kroger Co.	6.20%	6/15/2012	9,300	9,802
Land O'Lakes Inc.	9.00%	12/15/2010 (2)	410	426
Land O'Lakes Inc.	8.75%	11/15/2011	1,195	1,105
Manor Care Inc.	6.25%	5/1/2013	4,000	4,141
McKesson Corp.	7.75%	2/1/2012	5,000	5,674
Omnicare, Inc.	6.125%	6/1/2013	1,125	1,069
PepsiAmericas Inc.	5.95%	2/15/2006	11,460	11,966
Safeway, Inc.	7.50%	9/15/2009	5,495	6,189
Sara Lee Corp.	6.25%	9/15/2011	25,000	27,142
Schering-Plough Corp.	5.30%	12/1/2013	5,000	4,917
Scotts Co.	6.625%	11/15/2013	1,050	1,061
Swift & Co.	10.125%	10/1/2009	925	992
Unilever Capital Corp.	7.125%	11/1/2010	34,000	38,725
Wellpoint Health Networks Inc.	6.375%	1/15/2012	15,000	16,068
Wyeth	6.95%	3/15/2011	10,000	10,726

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Energy (4.2%)
Anadarko Finance Co.	6.75%	5/1/2011	10,000	$11,063
Chesapeake Energy Corp.	7.75%	1/15/2015	950	1,002
Chesapeake Energy Corp.	6.875%	1/15/2016	900	889
Conoco Funding Co.	6.35%	10/15/2011	14,000	15,307
Encana Corp.	4.60%	8/15/2009	1,825	1,831
Global Santa Fe	5.00%	2/15/2013	7,500	7,383
Nexen, Inc.	5.05%	11/20/2013	5,000	4,845
Noble Energy Inc.	5.25%	4/15/2014 (2)	3,000	2,955
Occidental Petroleum	4.25%	3/15/2010	20,000	19,734
Oil Enterprises Ltd.	6.239%	6/30/2008 (1)(2)(6)	3,735	4,001
Pemex Finance Ltd.	6.55%	2/15/2008 (1)	4,411	4,688
Pemex Finance Ltd.	9.69%	8/15/2009	15,000	17,063
Petrobras International Finance	9.125%	7/2/2013	1,050	1,100
Petro-Canada	4.00%	7/15/2013	5,000	4,532
Petroliam Nasional Berhd	7.75%	8/15/2015 (2)	10,000	11,521
PF Export Receivables Master Trust	6.60%	12/1/2011 (2)(7)	25,000	26,495
PF Export Receivables Master Trust	3.748%	6/1/2013 (1)(2)	3,200	3,021
PF Export Receivables Master Trust	6.436%	6/1/2015 (1)(2)	5,802	5,709
Pioneer Natural Resources Co.	6.50%	1/15/2008	500	538
Statoil ASA	5.125%	4/30/2014 (2)	10,000	9,959
Transocean Sedco Forex, Inc.	6.95%	4/15/2008	11,300	12,606
Valero Energy Corp.	6.875%	4/15/2012	6,475	7,104
Woodside Finance Ltd.	5.00%	11/15/2013 (2)	10,000	9,761
Technology (1.2%)
Applied Materials, Inc.	8.00%	9/1/2004	5,000	5,023
Applied Materials, Inc.	6.75%	10/15/2007	11,250	12,229
First Data Corp.	5.625%	11/1/2011	15,750	16,508
Flextronics International Ltd.	6.50%	5/15/2013	1,975	1,935
Freescale Semiconductor	7.125%	7/15/2014 (2)	400	403
Harris Corp.	6.35%	2/1/2028	9,000	9,597
Iron Mountain, Inc.	7.75%	1/15/2015	1,325	1,361
SunGard Data Systems, Inc.	4.875%	1/15/2014	5,000	4,780
Xerox Corp.	9.75%	1/15/2009	1,575	1,796
Transportation (3.8%)
AMR Corp.	9.00%	8/1/2012	800	580
Burlington Northern Railroad Co. Equipment Trust	7.33%	6/23/2010 (1)	2,455	2,475
Burlington Northern Santa Fe Corp.	6.75%	7/15/2011	5,000	5,521
Burlington Northern Santa Fe Corp.	4.30%	7/1/2013	5,000	4,672
Continental Airlines Enhanced Equipment
Trust Certificates	7.434%	9/15/2004 (1)	5,000	4,825
Continental Airlines Enhanced Equipment
Trust Certificates	6.563%	2/15/2012	3,000	3,142
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017 (1)	1,307	1,216
Continental Airlines Enhanced Equipment
Trust Certificates	7.256%	3/15/2020 (1)	5,726	5,554
CSX Corp.	6.75%	3/15/2011	9,095	9,934
CSX Corp.	5.30%	2/15/2014	5,000	4,894
Delta Air Lines Enhanced Equipment Trust Certificates	6.417%	7/2/2012	8,000	8,320

Intermediate-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

ERAC USA Finance Co.	7.95%	12/15/2009	10,000	$ 11,549
ERAC USA Finance Co.	8.00%	1/15/2011 (2)	5,740	6,676
FedEx Corp.	3.50%	4/1/2009 (2)	2,700	2,605
Hertz Corp.	6.625%	5/15/2008	5,000	5,256
Hertz Corp.	6.35%	6/15/2010	5,000	5,065
JetBlue Airways Corp.	5.77%	3/15/2008 (3)	1,500	1,523
JetBlue Airways Corp.	1.895%	12/15/2013 (3)	5,825	5,809
JetBlue Airways Corp.	1.94%	3/15/2014 (3)	7,150	7,141
Kansas City Southern Industries, Inc.	7.50%	6/15/2009	1,575	1,591
Korea Highway Corp.	4.875%	4/7/2014 (2)	5,000	4,707
MISC Capital Ltd.	6.125%	7/1/2014 (2)	15,000	15,330
Norfolk Southern Corp.	8.625%	5/15/2010	10,000	11,893
Northwest Airlines Corp.	8.875%	6/1/2006	825	677
Northwest Airlines Enhanced Equipment
Trust Certificates	8.07%	1/2/2015 (1)	324	214
Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/2019 (1)	693	693
Quantas Airways	5.125%	6/20/2013 (2)	11,700	11,096
TFM SA de CV	12.50%	6/15/2012	1,840	1,969
Union Pacific Corp.	3.625%	6/1/2010	9,500	8,970
Union Pacific Corp.	6.65%	1/15/2011	8,223	9,015
Westinghouse Air Brake	6.875%	7/31/2013	425	428
Other (1.6%)
Black & Decker Corp.	7.125%	6/1/2011	8,550	9,669
Briggs & Stratton Corp.	8.875%	3/15/2011	2,775	3,254
Cintas Corp.	6.00%	6/1/2012	5,000	5,341
Eaton Corp.	5.75%	7/15/2012	10,000	10,508
Parker Retirement Savings Plan Trust	6.34%	7/15/2008 (1)(2)	2,173	2,331
Parker-Hannifin Corp.	4.875%	2/15/2013	6,100	5,990
Targeted Return Index Securities Trust 10-2002	6.851%	1/15/2012 (2)	21,300	23,411
Targeted Return Index Securities Trust 5-2002	5.89%	1/25/2007 (2)	12,488	13,109
				1,857,997
Utilities (9.9%)
Electric (8.5%)
AES General SA	7.50%	3/25/2014 (2)	1,000	962
Baltimore Gas & Electric Co.	6.25%	12/8/2005	5,000	5,228
Baltimore Gas & Electric Co.	6.70%	12/1/2006	9,000	9,634
Calpine Corp.	7.35%	7/15/2007 (1)(2)	1,807	1,545
Cincinnati Gas & Electric Co.	5.70%	9/15/2012	7,000	7,192
Cleveland Electric Illuminating Co.	7.43%	11/1/2009	8,300	9,386
Columbus Southern Power	4.40%	12/1/2010	6,000	5,851
Consolidated Edison, Inc.	6.25%	2/1/2008	7,750	8,344
Consumers Energy Co.	4.80%	2/17/2009	9,200	9,278
Dominion Resources, Inc.	8.125%	6/15/2010	6,600	7,665
Dominion Resources, Inc.	5.00%	3/15/2013	9,000	8,707
DTE Energy Co.	6.65%	4/15/2009	5,260	5,712
Duquesne Light Co.	6.70%	4/15/2012	12,000	13,146
Entergy Gulf States	3.60%	6/1/2008	10,000	9,748
Florida Power Corp.	4.80%	3/1/2013	8,000	7,819
FPL Group Capital, Inc.	7.375%	6/1/2009	10,000	11,303
Georgia Power Capital Trust	4.875%	11/1/2042	5,000	5,089

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

GWF Energy LLC	6.131%	12/30/2011 (1)(2)	4,237	$ 4,298
HQI Transelec Chile SA	7.875%	4/15/2011	20,379	23,206
Jersey Central Power & Light Co.	5.625%	5/1/2016 (2)	5,000	5,019
Korea East-West Power Co.	4.875%	4/21/2011 (2)	5,000	4,865
LG&E Capital Corp.	6.46%	1/15/2008 (2)	5,000	5,288
Nevada Power Co.	10.875%	10/15/2009	625	717
Nevada Power Co.	8.25%	6/1/2011	1,575	1,693
NiSource Finance Corp.	7.875%	11/15/2010	5,594	6,438
NRG Energy Inc.	8.00%	12/15/2013 (2)	1,000	1,025
Nstar	8.00%	2/15/2010	20,000	23,255
Ohio Edison	4.00%	5/1/2008	5,000	4,945
Ohio Power Co.	4.85%	1/15/2014	10,000	9,720
Oncor Electric Delivery Co.	6.375%	5/1/2012	11,700	12,621
Pacific Gas & Electric Co.	4.20%	3/1/2011	5,000	4,800
Pacific Gas & Electric Co.	4.80%	3/1/2014	5,000	4,793
PacifiCorp Australia LLC	6.15%	1/15/2008 (2)(7)	14,000	14,884
PECO Energy Co.	5.95%	11/1/2011	15,000	16,016
PECO Energy Co.	4.75%	10/1/2012	4,500	4,426
PG&E Corp.	6.875%	7/15/2008 (2)	3,700	3,933
PPL Electric Utilities Corp.	6.25%	8/15/2009	10,000	10,817
Public Service Co. of Colorado	5.50%	4/1/2014	7,000	7,147
Public Service Co. of New Mexico	4.40%	9/15/2008	1,600	1,598
Public Service Electric & Gas	4.00%	11/1/2008	2,950	2,936
Southern California Edison Co.	8.00%	2/15/2007	9,500	10,503
Southern California Edison Co.	7.625%	1/15/2010	20,000	22,772
SP PowerAssets Ltd.	5.00%	10/22/2013 (2)	15,000	14,870
Texas-New Mexico Power	6.125%	6/1/2008	4,475	4,640
United Electric Distribution	4.70%	4/15/2011 (2)	10,000	9,953
Western Resources, Inc.	9.75%	5/1/2007	5,000	5,696
Natural Gas (1.4%)
AGL Capital Corp.	7.125%	1/14/2011	10,000	11,066
Enbridge Energy Partners	4.75%	6/1/2013	10,000	9,495
Enterprise Products Operating LP	8.25%	3/15/2005	8,300	8,556
Florida Gas Transmission	7.625%	12/1/2010 (2)	5,000	5,695
Gulfterra Energy Partner	8.50%	6/1/2010	726	802
KeySpan Gas East Corp.	7.875%	2/1/2010	10,000	11,610
Pacific Energy Partners	7.125%	6/15/2014 (2)	650	670
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009 (1)(2)	5,000	4,892
Southern California Gas Co.	4.375%	1/15/2011	5,000	4,971
Yosemite Security Trust	8.25%	11/15/2004 (2)(5)	2,500	900
				428,140

TOTAL CORPORATE BONDS
(Cost $3,618,177)				3,690,343

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.8%)

U.S. Government Securities (4.2%)
U.S. Treasury Note	3.125%	4/15/2009	15,000	14,667
U.S. Treasury Note	3.875%	5/15/2009	7,000	7,065
U.S. Treasury Note	3.625%	7/15/2009	9,400	9,372
U.S. Treasury Note	6.50%	2/15/2010	4,000	4,528

Intermediate-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. Treasury Note	5.75%	8/15/2010	10,930	$ 11,989
U.S. Treasury Note	5.00%	8/15/2011	37,400	39,387
U.S. Treasury Note	4.875%	2/15/2012	21,800	22,713
U.S. Treasury Note	4.375%	8/15/2012	20,251	20,356
U.S. Treasury Note	4.25%	8/15/2013	5,000	4,934
U.S. Treasury Note	4.25%	11/15/2013	9,430	9,283
U.S. Treasury Note	4.75%	5/15/2014	36,175	36,944
				181,238
Agency Bonds and Notes (2.4%)
Federal National Mortgage Assn.*	6.25%	2/1/2011	30,000	32,472
Federal National Mortgage Assn.*	6.00%	5/15/2011	20,000	21,662
Federal National Mortgage Assn.*	5.375%	11/15/2011	50,000	52,212
				106,346
Mortgage-Backed Securities (5.2%)
Federal Home Loan Mortgage Corp.*	5.00%	4/15/2016 (1)	27,808	28,046
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017 (1)	9,557	10,002
Federal Home Loan Mortgage Corp.*	4.00%	6/15/2022 (1)	7,233	7,270
Federal Home Loan Mortgage Corp.*	4.50%	5/15/2026 (1)	88,658	88,591
Federal Home Loan Mortgage Corp.*	4.00%	8/15/2026 (1)	13,937	13,440
Federal Home Loan Mortgage Corp.*	5.00%	11/15/2026 (1)	15,000	15,265
Federal Home Loan Mortgage Corp.*	4.50%	6/15/2028 (1)	31,487	30,558
Federal Home Loan Mortgage Corp.*	4.00%	5/15/2029 (1)	12,998	12,297
Federal Home Loan Mortgage Corp.*	5.056%	8/1/2032 (1)	13,869	14,147
Federal Home Loan Mortgage Corp.*	4.873%	9/1/2032 (1)	5,699	5,786
				225,402

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $508,322)				512,986

SOVEREIGN BONDS (U.S. Dollar-Denominated) (0.3%)

Republic of Costa Rica	6.914%	1/31/2008 (2)	930	930
Republic of Costa Rica	8.05%	1/31/2013 (2)	690	676
United Mexican States	4.625%	10/8/2008	6,000	5,976
United Mexican States	6.375%	1/16/2013	6,000	6,114

TOTAL SOVEREIGN BONDS
(Cost $14,689)				13,696

TEMPORARY CASH INVESTMENT (3.3%)

	Shares

Vanguard Market Liquidity Fund, 1.33%**--Note F
(Cost $141,620)	141,620,000			141,620

TOTAL INVESTMENTS (100.4%)
(Cost $4,282,808)				4,358,645

Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-0.4%)

Other Assets--Note C	70,482
Liabilities--Note F	(89,816)

(19,334)

NET ASSETS (100%)	$ 4,339,311

•See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the aggregate value of these securities was $593,595,000, representing 13.7% of net assets.
(3) Adjustable-rate note.
(4) Securities with a value of $6,502,000 have been segregated as initial margin for open futures contracts.
(5) Non-income-producing security—security in default.
(6) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(7) Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.

Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 4,281,156
Undistributed Net Investment Income	--
Overdistributed Net Realized Gains	(17,691)
Unrealized Appreciation (Depreciation)
Investment Securities	75,837
Futures Contracts	637
Swap Contracts	(628)

NET ASSETS	$ 4,339,311

Investor Shares--Net Assets
Applicable to 296,054,641 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 2,938,694

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 9.93

Admiral Shares--Net Assets
Applicable to 141,103,205 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 1,400,617

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 9.93

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Long-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

CORPORATE BONDS (89.6%)

Finance (30.9%)
Banking (14.5%)
Abbey National PLC	7.95%	10/26/2029	15,000	$18,178
Associates Corp. of North America	6.95%	11/1/2018	5,000	5,641
Banc One Corp.	7.625%	10/15/2026	10,000	11,682
Banc One Corp.	8.00%	4/29/2027	15,000	18,106
Bank of America Corp.	5.125%	11/15/2014	21,725	21,377
Bank of New York Co., Inc.	6.375%	4/1/2012	20,000	21,732
Bank of New York Co., Inc.	5.50%	12/1/2017	10,300	10,397
Bank One Corp.	7.75%	7/15/2025	25,000	29,259
Citigroup, Inc.	6.625%	1/15/2028	25,000	26,442
Citigroup, Inc.	6.625%	6/15/2032	38,000	40,092
Citigroup, Inc.	6.00%	10/31/2033	9,000	8,691
Credit Suisse First Boston USA, Inc.	7.125%	7/15/2032	19,500	21,666
Fifth Third Bank	4.50%	6/1/2018	8,400	7,587
HBOS PLC	6.00%	11/1/2033 (2)	27,250	26,208
ING Finance	5.125%	5/1/2015 (2)	32,600	31,929
International Bank for Reconstruction & Development	7.625%	1/19/2023	43,320	53,870
J.P. Morgan Chase & Co.	5.25%	5/1/2015	37,500	36,482
Mellon Funding Corp.	5.50%	11/15/2018	8,800	8,749
National City Bank Pennsylvania	7.25%	10/21/2011	10,000	11,453
National City Corp.	6.875%	5/15/2019	5,000	5,524
NationsBank Corp.	7.75%	8/15/2015	10,000	11,871
NationsBank Corp.	7.25%	10/15/2025	5,000	5,681
NationsBank Corp.	6.80%	3/15/2028	35,000	37,781
Regions Financial Corp.	7.00%	3/1/2011	15,005	16,776
Royal Bank of Scotland Group PLC	5.00%	10/1/2014	30,000	29,393
SunTrust Banks, Inc.	5.45%	12/1/2017	21,000	21,060
US Bank NA	6.30%	2/4/2014	54,000	58,079
Wachovia Corp.	6.605%	10/1/2005	30,000	31,945
Wells Fargo & Co.	5.00%	11/15/2014	20,000	19,701
Brokerage (1.8%)
Bear Stearns Co., Inc.	4.65%	7/2/2018	10,000	8,931
Goldman Sachs Group, Inc.	6.125%	2/15/2033	55,725	53,469
Merrill Lynch & Co., Inc.	6.875%	11/15/2018	16,000	17,688
Finance Companies (3.5%)
CIT Group, Inc.	7.75%	4/2/2012	10,000	11,499
General Electric Capital Corp.	8.125%	5/15/2012	42,000	50,075
General Electric Capital Corp.	6.75%	3/15/2032	38,975	42,519
Household Finance Corp.	7.625%	5/17/2032	12,000	14,078
SLM Corp.	5.05%	11/14/2014	30,000	29,158
SLM Corp.	5.625%	8/1/2033	10,000	9,285
Insurance (11.1%)
Allstate Corp.	7.50%	6/15/2013	10,000	11,602
Allstate Corp.	6.75%	5/15/2018	20,000	22,088
Allstate Corp.	6.125%	12/15/2032	4,875	4,848
Ambac, Inc.	7.50%	5/1/2023	20,000	22,085

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

American General Corp.	6.625%	2/15/2029	33,000	$ 35,512
Chubb Corp.	6.80%	11/15/2031	4,000	4,310
Cincinnati Financial Corp.	6.90%	5/15/2028	20,000	21,710
Equitable Cos., Inc.	7.00%	4/1/2028	34,910	38,549
Hartford Life, Inc.	7.375%	3/1/2031	57,500	66,437
John Hancock Mutual Life Insurance Co.	7.375%	2/15/2024 (2)	30,000	33,246
Liberty Mutual Insurance Co.	8.50%	5/15/2025 (2)	43,335	50,251
Massachusetts Mutual Life	7.625%	11/15/2023 (2)	15,970	18,917
Massachusetts Mutual Life	7.50%	3/1/2024 (2)	8,710	10,206
MBIA, Inc.	7.00%	12/15/2025	7,550	8,094
MBIA, Inc.	7.15%	7/15/2027	5,000	5,463
MetLife, Inc.	6.375%	6/15/2034	15,000	15,176
Metropolitan Life Insurance Co.	7.80%	11/1/2025 (2)	35,000	40,703
New York Life Insurance	5.875%	5/15/2033 (2)	52,775	51,612
Prudential Financial, Inc.	5.75%	7/15/2033	8,000	7,471
Travelers Property Casualty Corp.	7.75%	4/15/2026	25,000	28,840

				1,381,174

Industrial (49.6%)
Basic Industry (6.0%)
Aluminum Co. of America	6.75%	1/15/2028	45,000	49,358
BHP Billington Finance BV	4.80%	4/15/2013	17,500	17,232
Dow Chemical Co.	7.375%	11/1/2029	40,000	44,219
E.I. du Pont de Nemours & Co.	6.50%	1/15/2028	42,100	45,472
International Paper Co.	5.30%	4/1/2015	20,000	19,245
International Paper Co.	6.875%	11/1/2023	10,000	10,400
Morton International, Inc.	9.65%	6/1/2020	10,000	13,076
PPG Industries, Inc.	6.875%	2/15/2012	10,200	11,368
PPG Industries, Inc.	9.00%	5/1/2021	9,750	12,464
Rohm & Haas Co.	7.85%	7/15/2029	25,000	30,324
Weyerhaeuser Co.	7.375%	3/15/2032	15,000	16,515
Capital Goods (5.3%)
Caterpillar, Inc.	6.625%	7/15/2028	39,000	42,460
Caterpillar, Inc.	7.30%	5/1/2031	5,000	5,930
Deere & Co.	6.95%	4/25/2014	18,500	21,023
Deere & Co.	7.125%	3/3/2031	18,680	21,518
Lockheed Martin Corp.	7.65%	5/1/2016	15,000	17,549
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/2028	35,000	37,441
Tenneco Packaging	8.125%	6/15/2017	20,000	24,216
The Boeing Co.	6.625%	2/15/2038	13,000	13,120
The Boeing Co.	7.875%	4/15/2043	8,000	9,411
United Technologies Corp.	8.875%	11/15/2019	15,000	19,834
United Technologies Corp.	6.70%	8/1/2028	5,000	5,458
United Technologies Corp.	7.50%	9/15/2029	15,000	17,973
Communication (5.9%)
Bell Telephone Co. of Pennsylvania	8.35%	12/15/2030	6,260	7,613
BellSouth Corp.	6.875%	10/15/2031	40,000	41,968
Comcast Corp.	6.50%	1/15/2015	20,000	21,023
Cox Communications, Inc.	5.50%	10/1/2015	11,000	10,714
GTE Corp.	6.94%	4/15/2028	20,000	20,548

Long-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Indiana Bell Telephone Co., Inc.	7.30%	8/15/2026	35,000	$38,487
Michigan Bell Telephone Co.	7.85%	1/15/2022	25,000	28,901
New Jersey Bell Telephone Co.	8.00%	6/1/2022	25,000	28,902
Pacific Bell	7.125%	3/15/2026	15,000	16,067
Verizon Maryland, Inc.	5.125%	6/15/2033	12,000	9,852
Verizon Virginia Inc.	4.625%	3/15/2013	8,800	8,318
Vodafone Group PLC	5.375%	1/30/2015	34,225	34,134
Consumer Cyclical (4.8%)
Dayton Hudson Corp.	6.65%	8/1/2028	15,000	16,158
General Motors Corp.	7.70%	4/15/2016	10,000	10,382
General Motors Corp.	7.40%	9/1/2025	15,800	15,046
Lowe's Cos., Inc.	6.50%	3/15/2029	26,010	27,647
McDonald's Corp.	6.375%	1/8/2028	12,500	12,883
Target Corp.	7.00%	7/15/2031	20,000	22,577
The Walt Disney Co.	6.20%	6/20/2014	8,000	8,466
The Walt Disney Co.	7.00%	3/1/2032	12,000	13,014
Time Warner, Inc.	6.875%	6/15/2018	10,000	10,546
Time Warner, Inc.	6.625%	5/15/2029	10,775	10,553
Viacom International Inc.	7.875%	7/30/2030	10,000	11,818
Wal-Mart Stores, Inc.	7.55%	2/15/2030	45,000	54,687
Consumer Noncyclical (18.2%)
Anheuser-Busch Cos., Inc.	6.75%	12/15/2027	10,000	10,926
Anheuser-Busch Cos., Inc.	6.80%	8/20/2032	31,900	35,546
Anheuser-Busch Cos., Inc.	6.00%	11/1/2041	21,000	20,762
Archer-Daniels-Midland Co.	8.375%	4/15/2017	20,000	25,058
Archer-Daniels-Midland Co.	7.50%	3/15/2027	4,015	4,723
Archer-Daniels-Midland Co.	6.75%	12/15/2027	11,000	11,946
Archer-Daniels-Midland Co.	6.625%	5/1/2029	4,000	4,300
Archer-Daniels-Midland Co.	5.935%	10/1/2032	5,000	4,931
Becton, Dickinson, & Co.	4.90%	4/15/2018	13,200	12,592
Becton, Dickinson, & Co.	7.00%	8/1/2027	8,300	9,332
Bestfoods	6.625%	4/15/2028	30,000	32,009
Bristol-Myers Squibb Co.	6.80%	11/15/2026	40,000	43,866
Coca-Cola Enterprises Inc.	8.50%	2/1/2022	5,000	6,377
Coca-Cola Enterprises Inc.	8.00%	9/15/2022	9,000	11,032
Coca-Cola Enterprises Inc.	6.95%	11/15/2026	10,000	11,162
Coca-Cola Enterprises Inc.	6.75%	1/15/2038	9,477	10,284
CPC International, Inc.	7.25%	12/15/2026	30,000	34,352
Diageo Capital PLC	4.85%	5/15/2018	10,000	9,424
Eli Lilly & Co.	4.50%	3/15/2018	8,800	8,060
Eli Lilly & Co.	7.125%	6/1/2025	50,000	57,901
General Mills, Inc.	6.00%	2/15/2012	20,000	21,039
GlaxoSmithKline Capital Inc.	5.375%	4/15/2034	11,995	11,059
Grand Metropolitan Investment Corp.	7.45%	4/15/2035	7,000	8,352
Hershey Foods Corp.	7.20%	8/15/2027	21,461	24,692
Johnson & Johnson	6.73%	11/15/2023	10,000	11,211
Johnson & Johnson	6.95%	9/1/2029	22,457	25,989
Kellogg Co.	7.45%	4/1/2031	18,800	21,963
Kimberly-Clark Corp.	6.25%	7/15/2018	25,000	27,092

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Kimberly-Clark Corp.	6.375%	1/1/2028	12,850	$13,641
Kraft Foods, Inc.	6.50%	11/1/2031	20,100	20,654
Merck & Co.	6.30%	1/1/2026	30,000	31,647
Pepsi Bottling Group, Inc.	7.00%	3/1/2029	35,000	39,582
Pharmacia Corp.	6.75%	12/15/2027	28,000	31,122
Procter & Gamble Co.	6.45%	1/15/2026	27,000	29,149
Procter & Gamble Co.	8.00%	10/26/2029	5,000	6,411
Procter & Gamble Co.	5.50%	2/1/2034	25,000	23,924
Procter & Gamble Co. ESOP	9.36%	1/1/2021	35,000	46,365
Schering-Plough Corp.	6.50%	12/1/2033	30,420	30,194
Sysco Corp.	6.50%	8/1/2028	22,000	23,663
Energy (4.6%)
Baker Hughes, Inc.	6.875%	1/15/2029	7,914	8,734
BP Capital Markets America	4.20%	6/15/2018	10,000	8,912
Burlington Resources, Inc.	7.40%	12/1/2031	25,000	29,083
ConocoPhillips	5.90%	10/15/2032	11,000	10,797
Mobil Corp.	8.625%	8/15/2021	22,000	29,667
Phillips Petroleum Co.	7.00%	3/30/2029	10,000	11,130
Suncor Energy, Inc.	5.95%	12/1/2034	22,400	22,284
Texaco Capital, Inc.	9.75%	3/15/2020	17,000	24,241
Texaco Capital, Inc.	8.625%	11/15/2031	13,000	17,871
Tosco Corp.	7.80%	1/1/2027	15,000	18,057
Tosco Corp.	8.125%	2/15/2030	20,000	25,187
Technology (2.0%)
International Business Machines Corp.	7.00%	10/30/2025	50,000	56,235
International Business Machines Corp.	6.50%	1/15/2028	20,000	21,284
Pitney Bowes, Inc.	4.75%	5/15/2018	11,100	10,406
Transportation (2.3%)
Burlington Northern Santa Fe Corp.	6.875%	12/1/2027	25,000	26,657
CSX Corp.	7.95%	5/1/2027	17,500	20,428
Delta Air Lines Enhanced Equipment Trust Certificates	6.718%	1/2/2023	17,751	18,294
Federal Express Corp.	6.72%	1/15/2022	14,556	15,889
Norfolk Southern Corp.	7.80%	5/15/2027	18,500	21,589
Other (0.5%)
Dover Corp.	6.65%	6/1/2028	4,000	4,377
Eaton Corp.	7.625%	4/1/2024	15,000	17,875

				2,217,239

Utilities (9.1%)
Electric (8.4%)
Alabama Power Co.	5.50%	10/15/2017	15,800	15,978
Alabama Power Co.	5.875%	12/1/2022	8,500	8,488
Alabama Power Co.	5.70%	2/15/2033	12,800	12,437
Arizona Public Service Co.	4.65%	5/15/2015	11,000	10,138
Arizona Public Service Co.	5.625%	5/15/2033	9,000	8,080
Boston Edison Co.	4.875%	10/15/2012	13,730	13,589
Commonwealth Edison Co.	6.15%	3/15/2012	15,000	16,151
Consolidated Edison, Inc.	5.10%	6/15/2033	9,600	8,472

Long-Term Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Consolidated Edison, Inc.	5.70%	2/1/2034	4,000	$ 3,858
Dominion Resources, Inc.	6.75%	12/15/2032	7,435	7,618
Dominion Resources, Inc.	6.30%	3/15/2033	7,000	6,769
Duke Energy Corp.	6.00%	12/1/2028	25,000	23,317
Florida Power & Light Co.	5.85%	2/1/2033	6,770	6,681
Florida Power & Light Co.	5.625%	4/1/2034	16,275	15,548
Florida Power Corp.	6.75%	2/1/2028	22,375	23,868
National Rural Utilities Cooperative Finance Corp.
Collateral Trust	8.00%	3/1/2032	50,000	62,469
Northern States Power Co.	7.125%	7/1/2025	30,000	33,464
Oklahoma Gas & Electric Co.	6.50%	4/15/2028	12,770	13,230
Oncor Electric Delivery Co.	7.00%	5/1/2032	25,000	27,325
PECO Energy Co.	4.75%	10/1/2012	11,000	10,818
South Carolina Electric & Gas Co.	6.625%	2/1/2032	35,000	37,995
Southern California Edison Co.	6.00%	1/15/2034	8,800	8,578
Natural Gas (0.7%)
KeySpan Corp.	5.875%	4/1/2033	12,000	11,704
Texas Eastern Corp.	7.00%	7/15/2032	17,000	18,257

				404,832

TOTAL CORPORATE BONDS
(Cost $3,749,466)				4,003,245

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

Mortgage-Backed Securities
Federal National Mortgage Assn.*
(Cost $2)	15.50%	10/1/2012 (1)	2	2

TAXABLE MUNICIPAL BONDS (2.8%)

Illinois (Taxable Pension) GO	5.10%	6/1/2033	113,900	102,837
Wisconsin Public Service Rev	5.70%	5/1/2026	22,000	21,846

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $132,897)				124,683

SOVEREIGN BONDS (U.S. Dollar-Denominated) (3.9%)

Province of British Columbia	6.50%	1/15/2026	13,800	15,235
Province of Ontario	5.125%	7/17/2012	20,000	20,480
Province of Quebec	7.50%	9/15/2029	24,500	30,134
Province of Saskatchewan	8.50%	7/15/2022	10,000	13,413
Quebec Hydro Electric	9.40%	2/1/2021	40,000	55,387
Republic of Italy	5.625%	6/15/2012	19,000	20,171
Republic of Italy	6.875%	9/27/2023	17,700	20,337

TOTAL SOVEREIGN BONDS
(Cost $166,786)				175,157

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

TEMPORARY CASH INVESTMENTS (2.9%)

Repurchase Agreement (2.3%)
Goldman Sachs & Co.
(Dated 7/30/2004, Repurchase Value $102,812,000,
collateralized by Government National Mortgage
Association and Federal Home Loan Mortgage Corporation,
4.50%-6.50%, 11/1/2017-3/1/2034)	1.37%	8/2/2004	102,800	102,800

	Shares
Money Market Fund (0.6%)
Vanguard Market Liquidity Fund, 1.33%**--Note F	25,545,000			25,545

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $128,345)				128,345

TOTAL INVESTMENTS (99.2%)
(Cost $4,177,496)				4,431,432

OTHER ASSETS AND LIABILITIES (0.8%)

Other Assets--Note C				74,421
Liabilities--Note F				(39,115)
				35,306

NET ASSETS (100%)				$ 4,466,738

•See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield. (1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the aggregate value of these securities was $263,072,000, representing 5.9% of net assets.

Amount (000)

AT JULY 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 4,274,709
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(61,907)
Unrealized Appreciation	253,936

NET ASSETS	$ 4,466,738

Investor Shares--Net Assets
Applicable to 424,719,912 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 3,861,389

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 9.09

Admiral Shares--Net Assets
Applicable to 66,583,211 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 605,349

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 9.09

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

CORPORATE BONDS (91.9%)

Finance (1.7%)
Banking (0.9%)
Chevy Chase Savings Bank	6.875%	12/1/2013	23,595	$ 23,536
REFCO Finance Holdings	9.00%	8/1/2012 (2)	16,580	16,606
Western Financial Bank	9.625%	5/15/2012	32,695	35,965
Insurance (0.1%)
Fairfax Financial Holdings, Inc.	6.875%	4/15/2008	6,180	6,242
Real Estate Investment Trusts (0.7%)
CBRE Escrow Inc.	9.75%	5/15/2010	5,940	6,534
iStar Financial Inc.	8.75%	8/15/2008	9,028	10,156
iStar Financial Inc.	4.875%	1/15/2009	18,805	18,429
iStar Financial Inc.	6.00%	12/15/2010	8,055	8,075
Thornburg Mortgage	8.00%	5/15/2013	22,240	22,462
	148,005
Industrial (81.4%)
Basic Industry (16.1%)
Abitibi-Consolidated Inc.	8.55%	8/1/2010	72,735	76,735
Acetex Corp.	10.875%	8/1/2009	8,645	9,445
Airgas, Inc.	9.125%	10/1/2011	23,900	26,828
AK Steel Corp.	7.875%	2/15/2009	5,630	5,334
AK Steel Corp.	7.75%	6/15/2012	17,725	16,396
Arch Western Finance	7.25%	7/1/2013 (2)(3)	25,005	25,630
ARCO Chemical Co.	9.80%	2/1/2020	13,410	13,343
BCP Caylux Holdings	9.625%	6/15/2014 (2)	43,490	45,121
Blue Ridge Paper Product	9.50%	12/15/2008	5,290	4,893
Bowater Canada Finance	7.95%	11/15/2011	42,540	43,710
Bowater Inc.	6.50%	6/15/2013	1,785	1,700
Building Materials Corp.	7.75%	8/1/2014 (2)	7,605	7,567
Caraustar Industries, Inc.	9.875%	4/1/2011	15,980	16,619
Century Aluminum Co.	11.75%	4/15/2008	23,870	26,496
Compass Minerals Group	10.00%	8/15/2011	33,080	36,719
CONSOL Energy Inc.	7.875%	3/1/2012	21,705	23,007
Equistar Chemicals LP	10.125%	9/1/2008	5,775	6,295
Equistar Chemicals LP	10.625%	5/1/2011	21,015	23,116
Fluor Corp.	6.95%	3/1/2007	9,820	10,164
Georgia-Pacific Corp.	8.875%	2/1/2010	47,095	53,806
Georgia-Pacific Corp.	9.375%	2/1/2013	72,660	83,922
Graphic Packaging Inc.	8.50%	8/15/2011	20,820	22,590
Hercules Inc.	11.125%	11/15/2007	17,985	21,132
Huntsman Advanced Materials	11.00%	7/15/2010 (2)	5,770	6,534
Huntsman LLC	11.625%	10/15/2010	11,945	13,289
IMC Global, Inc.	10.875%	6/1/2008	27,735	32,727
IMC Global, Inc.	11.25%	6/1/2011	26,665	31,065
IMC Global, Inc.	11.25%	6/1/2011	15,720	18,314
JohnsonDiversey Inc.	9.625%	5/15/2012	29,845	32,829
Koppers Inc.	9.875%	10/15/2013	22,195	24,525
Longview Fibre Co.	10.00%	1/15/2009	32,790	35,741
Lyondell Chemical Co.	9.625%	5/1/2007	56,000	58,800
Lyondell Chemical Co.	9.875%	5/1/2007	5,115	5,345

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Lyondell Chemical Co.	9.50%	12/15/2008	23,280	$24,328
Massey Energy Co.	6.625%	11/15/2010	20,045	20,396
MDP Acquisitions	9.625%	10/1/2012	27,720	31,116
Methanex Corp.	8.75%	8/15/2012	28,910	32,668
Millennium America Inc.	9.25%	6/15/2008	28,160	30,413
Nalco Co.	7.75%	11/15/2011 (2)	41,545	43,414
Norske Skog Canada	8.625%	6/15/2011	37,500	40,406
Norske Skog Canada	7.375%	3/1/2014	5,735	5,735
Nova Chemicals Corp.	7.00%	5/15/2006	5,620	5,820
Nova Chemicals Corp.	6.50%	1/15/2012	11,890	11,904
Omnova Solutions Inc.	11.25%	6/1/2010	23,010	25,311
Peabody Energy Corp.	6.875%	3/15/2013	39,260	40,242
Resolution Performance Products LLC	9.50%	4/15/2010	29,995	31,345
Russel Metals Inc.	6.375%	3/1/2014	4,400	4,224
Ryerson Tull, Inc.	9.125%	7/15/2006	11,960	12,498
Steel Dynamics, Inc.	9.50%	3/15/2009	24,270	26,940
Stone Container Corp.	9.25%	2/1/2008	31,000	34,100
Stone Container Corp.	9.75%	2/1/2011	44,400	49,062
Stone Container Corp.	8.375%	7/1/2012	6,300	6,725
Tembec Industries Inc.	8.50%	2/1/2011	38,725	39,887
U.S. Steel LLC	10.75%	8/1/2008	27,175	31,387
Union Carbide Corp.	6.79%	6/1/2025	19,525	19,867
Capital Goods (8.9%)
AEP Industries Inc.	9.875%	11/15/2007	2,995	3,070
Alliant Techsystems Inc.	8.50%	5/15/2011	10,605	11,480
Allied Waste North America Inc.	8.875%	4/1/2008	56,935	61,917
Allied Waste North America Inc.	8.50%	12/1/2008	6,120	6,686
American Rock Salt Co. LLC	9.50%	3/15/2014 (2)	3,360	3,469
American Standard Cos. Inc.	7.375%	2/1/2008	6,000	6,540
American Standard Cos. Inc.	7.625%	2/15/2010	29,730	32,777
Anchor Glass Container	11.00%	2/15/2013	36,690	42,010
Argo Tech Corp.	9.25%	6/1/2011 (2)	10,110	10,514
Case New Holland Inc.	9.25%	8/1/2011 (2)	61,450	66,980
Case New Holland Inc.	9.25%	8/1/2011 (2)	16,750	18,257
Crown Euro Holdings SA	9.50%	3/1/2011	19,830	21,813
Crown Euro Holdings SA	10.875%	3/1/2013	32,115	37,093
Greif Brothers Corp.	8.875%	8/1/2012	2,640	2,878
Invensys PLC	9.875%	3/15/2011 (2)	43,245	43,677
K & F Industries, Inc.	9.25%	10/15/2007	21,156	21,685
Kennametal Inc.	7.20%	6/15/2012	8,535	9,125
L-3 Communications Corp.	7.625%	6/15/2012	24,850	26,589
L-3 Communications Corp.	6.125%	7/15/2013	8,425	8,172
NMHG Holding Co.	10.00%	5/15/2009	27,525	30,277
Nortek Inc.	9.875%	6/15/2011	4,695	5,481
Owens-Brockway Glass Conainter, Inc.	7.75%	5/15/2011	31,555	33,133
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	21,610	23,447
Owens-Brockway Glass Container, Inc.	8.75%	11/15/2012	4,310	4,730
Owens-Illinois, Inc.	8.10%	5/15/2007	4,645	4,854
Owens-Illinois, Inc.	7.35%	5/15/2008	22,780	23,122
Pliant Corp.	11.125%	9/1/2009	22,905	24,737
Portola Packaging Inc.	8.25%	2/1/2012 (2)	6,950	5,942

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Sequa Corp.	9.00%	8/1/2009	38,155	$ 41,207
SPX Corp.	7.50%	1/1/2013	23,780	24,196
Tekni/Plex Inc.	8.75%	11/15/2013 (2)	5,765	5,578
Texas Industries Inc.	10.25%	6/15/2011	22,630	25,798
Trinity Industries	6.50%	3/15/2014 (2)	3,940	3,704
Tyco International Group SA	6.75%	2/15/2011	15,905	17,413
Tyco International Group SA	6.375%	10/15/2011	28,530	30,592
United Rental North America	6.50%	2/15/2012	47,480	45,818
Communication (18.7%)
ACC Escrow Group	10.00%	8/1/2011	62,525	54,397
Advanstar Communications	10.75%	8/15/2010	7,295	8,061
Alaska Communications System Holdings	9.875%	8/15/2011	43,475	44,127
American Media Operation	8.875%	1/15/2011	5,250	5,237
AT&T Corp.	8.05%	11/15/2011 (1)	25,065	25,875
Canwest Media	10.625%	5/15/2011	29,710	33,572
Charter Communications OPT LLC	8.00%	4/30/2012 (2)	41,910	40,548
Charter Communications OPT LLC	8.375%	4/30/2014 (2)	3,600	3,483
Cincinnati Bell Inc.	8.375%	1/15/2014	15,420	13,570
Citizens Communications	9.25%	5/15/2011	61,005	65,322
Corus Entertainment, Inc.	8.75%	3/1/2012	47,630	50,845
CSC Holdings, Inc.	7.875%	12/15/2007	33,960	35,658
CSC Holdings, Inc.	8.125%	7/15/2009	28,765	29,700
CSC Holdings, Inc.	8.125%	8/15/2009	35,090	36,494
CSC Holdings, Inc.	7.625%	4/1/2011	42,075	42,496
CSC Holdings, Inc.	6.75%	4/15/2012 (2)	10,160	9,754
Dex Media East LLC	9.875%	11/15/2009	33,570	37,850
Dex Media West LLC	8.50%	8/15/2010	8,735	9,565
DirecTV Holdings	8.375%	3/15/2013	31,000	34,720
EchoStar DBS Corp.	9.125%	1/15/2009	1,170	1,281
EchoStar DBS Corp.	6.375%	10/1/2011	43,540	43,105
Fairpoint Communications	11.875%	3/1/2010	4,815	5,537
GCI Inc.	7.25%	2/15/2014 (2)	33,860	32,506
GCI Inc.	7.25%	2/15/2014	650	627
Houghton Mifflin Co.	8.25%	2/1/2011	51,825	52,861
Insight Midwest LP	9.75%	10/1/2009	19,000	19,760
Insight Midwest LP	10.50%	11/1/2010	77,295	82,899
Intelsat Ltd.	5.25%	11/1/2008	3,095	2,964
Intelsat Ltd.	7.625%	4/15/2012	6,865	6,556
Lamar Media Corp.	7.25%	1/1/2013	10,960	11,316
LBI Media, Inc.	10.125%	7/15/2012	655	725
Mail-Well Corp.	9.625%	3/15/2012	32,795	35,337
Mediacom Broadband LLC	11.00%	7/15/2013	37,850	38,985
Mediacom LLC/Mediacom Capital Corp.	9.50%	1/15/2013	16,565	15,488
Medianews Group Inc.	6.875%	10/1/2013	22,880	22,136
Nextel Communications	9.50%	2/1/2011	97,385	109,071
Nextel Communications	6.875%	10/31/2013	17,210	17,554
NTL Cable PLC	8.75%	4/15/2014 (2)	7,555	7,970
PanAmSat Corp.	8.50%	2/1/2012	34,030	39,315
Quebecor Media Inc.	11.125%	7/15/2011	75,700	86,677
Qwest Communications International Inc.	7.25%	2/15/2011 (2)	12,820	12,371

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Qwest Communications International Inc.	9.125%	3/15/2012 (1)(2)	93,455	$102,567
R.H. Donnelley Finance Corp.	8.875%	12/15/2010 (2)	38,980	42,488
Rogers Cable Inc.	7.875%	5/1/2012	3,810	4,070
Rogers Cable Inc.	6.25%	6/15/2013	29,485	28,361
Rogers Wireless Inc.	9.625%	5/1/2011	53,740	60,458
Rogers Wireless Inc.	6.375%	3/1/2014	33,590	31,071
Rural Cellular	8.25%	3/15/2012 (2)	9,230	9,484
Shaw Communications Inc.	8.25%	4/11/2010	28,950	31,773
Shaw Communications Inc.	7.25%	4/6/2011	1,885	1,984
Sinclair Broadcast Group	8.75%	12/15/2011	11,570	12,438
Sinclair Broadcast Group	8.00%	3/15/2012	4,370	4,501
Triton PCS Inc.	9.375%	2/1/2011	17,045	13,721
Triton PCS Inc.	8.75%	11/15/2011	6,300	4,883
Triton PCS Inc.	8.50%	6/1/2013	42,440	39,469
Vertis Inc.	9.75%	4/1/2009	14,090	15,429
Vertis Inc.	10.875%	6/15/2009	8,640	9,439
Videotron Telecom Ltd.	6.875%	1/15/2014	4,540	4,404
Von Hoffmann Corp.	10.25%	3/15/2009	14,575	15,887
Consumer Cyclical (15.0%)
Argosy Gaming Co.	9.00%	9/1/2011	3,775	4,190
Argosy Gaming Co.	7.00%	1/15/2014 (2)	12,710	12,662
Arvinmeritor Inc.	8.75%	3/1/2012	41,185	44,480
Aztar Corp.	9.00%	8/15/2011	34,925	38,155
Beazer Homes USA, Inc.	8.625%	5/15/2011	34,000	36,210
Beazer Homes USA, Inc.	8.375%	4/15/2012	2,680	2,854
Boyd Gaming Corp.	7.75%	12/15/2012	16,820	17,325
Boyd Gaming Corp.	6.75%	4/15/2014 (2)	5,085	4,907
Cummins Inc.	9.50%	12/1/2010	7,940	9,131
D.R. Horton, Inc.	9.75%	9/15/2010	3,525	4,124
D.R. Horton, Inc.	9.375%	3/15/2011	33,650	37,436
D.R. Horton, Inc.	7.875%	8/15/2011	3,460	3,841
Dana Corp.	10.125%	3/15/2010	442	503
Dana Corp.	9.00%	8/15/2011	22,100	26,078
Dura Operating Corp.	8.625%	4/15/2012	30,080	29,854
Felcor Lodging LP	10.00%	9/15/2008	10,894	11,493
Hilton Hotels Corp.	7.50%	12/15/2017	1,735	1,830
HMH Properties Inc.	7.875%	8/1/2008	2,748	2,824
Host Marriott LP	9.50%	1/15/2007	46,390	50,797
Host Marriott LP	7.125%	11/1/2013	68,215	67,874
Isle of Capri Casinos	7.00%	3/1/2014	23,470	22,326
ITT Corp.	7.375%	11/15/2015	2,440	2,510
J.B. Poindexter Co.	8.75%	3/15/2014 (2)	19,630	20,513
J.C. Penney Co., Inc.	7.60%	4/1/2007	10,000	10,775
J.C. Penney Co., Inc.	7.375%	8/15/2008	16,185	17,480
John Q. Hammons Hotel	8.875%	5/15/2012	12,935	14,228
KB Home	8.625%	12/15/2008	13,485	14,699
KB Home	7.75%	2/1/2010	7,600	7,942
Lodgenet Entertainment Corp.	9.50%	6/15/2013	9,310	10,171
Mandalay Resort Group	10.25%	8/1/2007	36,280	40,543
Mandalay Resort Group	9.375%	2/15/2010	37,730	41,692

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Mastec, Inc.	7.75%	2/1/2008	30,000	$26,400
Meritage Corp.	9.75%	6/1/2011	8,970	9,912
Mertiage Corp.	7.00%	5/1/2014	14,265	13,694
MGM Mirage, Inc.	8.50%	9/15/2010	78,475	86,322
Navistar International Corp.	9.375%	6/1/2006	6,270	6,725
Navistar International Corp.	7.50%	6/15/2011	3,575	3,682
Park Place Entertainment Corp.	8.875%	9/15/2008	23,930	26,622
Park Place Entertainment Corp.	7.00%	4/15/2013	35,160	36,830
R.J. Tower Corp.	12.00%	6/1/2013	22,710	20,893
Rite Aid Corp.	8.125%	5/1/2010	15,710	16,378
Rite Aid Corp.	9.50%	2/15/2011	45,305	49,496
Riviera Holdings Corp.	11.00%	6/15/2010	17,840	19,535
Ryland Group, Inc.	9.125%	6/15/2011	22,000	24,558
Seneca Gaming Corp.	7.25%	5/1/2012 (2)	21,825	21,770
Six Flags Inc.	8.875%	2/1/2010	19,985	18,511
Six Flags Inc.	9.625%	6/1/2014	5,120	4,749
Speedway Motorsports Inc.	6.75%	6/1/2013	11,505	11,505
Standard Pacific Corp.	9.50%	9/15/2010	690	756
Standard Pacific Corp.	6.875%	5/15/2011	26,250	26,250
Standard Pacific Corp.	7.75%	3/15/2013	12,640	12,956
Starwood Hotel Resorts	7.875%	5/1/2012 (1)	51,835	55,982
Station Casinos	6.00%	4/1/2012	9,960	9,736
Station Casinos	6.50%	2/1/2014	23,835	23,180
Tenneco Automotive Inc.	10.25%	7/15/2013	19,725	22,487
The Gap Inc.	10.30%	12/15/2004	18,290	22,314
Toll Corp.	8.25%	2/1/2011	7,425	8,019
Toll Corp.	8.25%	12/1/2011	635	687
TRW Automotive Inc.	9.375%	2/15/2013	36,765	41,912
Visteon Corp.	8.25%	8/1/2010	24,355	25,816
Visteon Corp.	7.00%	3/10/2014	63,265	60,102
Warner Music Group	7.375%	4/15/2014 (2)	14,945	14,347
Consumer Noncyclical (8.4%)
Alaris Medical Inc.	7.25%	7/1/2011	6,795	7,610
AmerisourceBergen Corp.	8.125%	9/1/2008	38,605	41,886
AmerisourceBergen Corp.	7.25%	11/15/2012	25,570	26,593
Apogent Technologies Inc.	6.50%	5/15/2013	22,025	24,420
Armkel Finance, Inc.	9.50%	8/15/2009	21,630	23,577
Bio-Rad Laboratories Inc.	7.50%	8/15/2013	6,550	6,877
Biovail Corp.	7.875%	4/1/2010	22,995	22,593
Bombardier Recreational	8.375%	12/15/2013 (2)	21,885	22,104
Columbia/HCA Healthcare Corp.	7.00%	7/1/2007	30,000	31,888
Columbia/HCA Healthcare Corp.	7.25%	5/20/2008	20,280	21,805
Constellation Brands Inc.	8.00%	2/15/2008	5,360	5,856
Constellation Brands Inc.	8.125%	1/15/2012	24,805	26,727
Coventry Health Care Inc.	8.125%	2/15/2012	20,035	22,189
Dimon Inc.	9.625%	10/15/2011	13,955	14,408
Dole Foods Co.	7.25%	6/15/2010	2,170	2,148
Dole Foods Co.	8.875%	3/15/2011	38,410	40,907
Fisher Scientific International	8.125%	5/1/2012	41,307	45,179
HCA Inc.	8.75%	9/1/2010	27,000	31,056

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Iasis Healthcare LLC	8.75%	6/15/2014 (2)	19,460	$20,141
Kinetic Concepts Inc.	7.375%	5/15/2013	4,072	4,235
NDC Health Corp.	10.50%	12/1/2012	30,540	33,594
Neighborcare Inc.	6.875%	11/15/2013	22,805	23,831
Omnicare, Inc.	8.125%	3/15/2011	42,445	45,416
Omnicare, Inc.	6.125%	6/1/2013	6,565	6,237
Owens & Minor, Inc.	8.50%	7/15/2011	29,985	32,684
Pathmark Stores, Inc.	8.75%	2/1/2012	10,000	10,100
Playtex Products	8.00%	3/1/2011 (2)	23,730	24,501
Radiologix, Inc.	10.50%	12/15/2008	24,000	25,320
Rayovac Corp.	8.50%	10/1/2013	2,645	2,797
Standard Commercial Corp.	8.00%	4/15/2012 (2)	7,015	7,033
Triad Hospitals Inc.	7.00%	5/15/2012	45,295	46,201
United Agricultural Products	8.25%	12/15/2011 (2)	6,055	6,570
VWR International Inc.	6.875%	4/15/2012 (2)	5,285	5,338
VWR International Inc.	8.00%	4/15/2014 (2)	8,810	9,008
Winn-Dixie Stores, Inc.	8.875%	4/1/2008	22,915	21,540
Energy (5.5%)
Chesapeake Energy Corp.	8.125%	4/1/2011	48,910	53,312
Chesapeake Energy Corp.	9.00%	8/15/2012	7,500	8,569
Chesapeake Energy Corp.	7.50%	9/15/2013	7,950	8,427
Chesapeake Energy Corp.	7.75%	1/15/2015	3,785	3,993
Chesapeake Energy Corp.	6.875%	1/15/2016	14,045	13,869
Encore Acquisitions Co.	8.375%	6/15/2012	7,695	8,234
Evergreen Resources	5.875%	3/15/2012 (2)	5,400	5,508
Exco Resources Inc.	7.25%	1/15/2011	22,225	22,781
Forest Oil Corp.	8.00%	12/15/2011	21,660	23,339
Forest Oil Corp.	7.75%	5/1/2014	13,755	14,271
Giant Industries	11.00%	5/15/2012	19,378	21,897
Giant Industries	8.00%	5/15/2014	6,590	6,738
Key Energy Services Inc.	6.375%	5/1/2013	5,240	4,939
Magnum Hunter Resources Inc.	9.60%	3/15/2012	28,831	32,147
Newfield Exploration Co.	7.45%	10/15/2007	14,500	15,587
Newfield Exploration Co.	8.375%	8/15/2012	33,750	36,450
Parker Drilling Co.	9.625%	10/1/2013	22,645	23,834
Petroleum Geo-Services	10.00%	11/5/2010	30,255	31,919
Plains Exploration & Production Co.	8.75%	7/1/2012	4,385	4,834
Plains Exploration & Production Co.	7.125%	6/15/2014 (2)	5,750	5,923
Premcor Refining Group	6.75%	2/1/2011	14,320	14,893
Premcor Refining Group	9.50%	2/1/2013	42,165	49,122
Premcor Refining Group	6.75%	5/1/2014	2,945	2,989
Pride International Inc.	7.375%	7/15/2014 (2)	26,830	27,501
Tesoro Petroleum Corp.	8.00%	4/15/2008	21,055	22,739
Tesoro Petroleum Corp.	9.625%	11/1/2008	5,342	5,849
Westport Resources Corp.	8.25%	11/1/2011	9,215	10,459
Whiting Petroleum Corp.	7.25%	5/1/2012	9,925	9,925
Technology (5.3%)
Amkor Technology Inc.	9.25%	2/15/2008	61,055	58,918
Avaya Inc.	11.125%	4/1/2009	34,152	39,958

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Iron Mountain, Inc.	8.625%	4/1/2013	16,435	$ 17,668
Iron Mountain, Inc.	7.75%	1/15/2015	24,220	24,886
Nortel Networks Ltd.	6.125%	2/15/2006	43,895	43,785
Sanmina-SCI Corp.	10.375%	1/15/2010	53,935	61,081
Solectron Corp.	9.625%	2/15/2009	74,000	81,123
UGS Corp.	10.00%	6/1/2012 (2)	24,775	26,262
Xerox Corp.	9.75%	1/15/2009	90,000	102,600
Xerox Corp.	7.125%	6/15/2010	13,215	13,578
Transportation (1.3%)
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009	14,100	13,924
Continental Airlines Enhanced Equipment
Trust Certificates	7.056%	9/15/2009	18,810	18,528
Continental Airlines Enhanced Equipment
Trust Certificates	6.90%	1/2/2018 (1)	9,397	8,880
Delta Air Lines, Inc.	7.90%	12/15/2009	9,470	3,883
Delta Air Lines, Inc.	8.30%	12/15/2029	23,340	8,286
Kansas City Southern Industries, Inc.	9.50%	10/1/2008	20,000	21,800
Kansas City Southern Industries, Inc.	7.50%	6/15/2009	23,585	23,821
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011	8,195	7,949
Petro Stopping Centers	9.00%	2/15/2012	4,290	4,365
Other (2.2%)
Adesa Corp.	7.625%	6/15/2012	18,750	19,078
Eagle-Picher Inc.	9.75%	9/1/2013	3,745	4,045
FastenTech Inc.	11.50%	5/1/2011 (2)	7,205	7,961
General Cable Corp.	9.50%	11/15/2010	20,705	22,672
Itron Inc.	7.75%	5/15/2012 (2)	3,135	3,143
National Waterworks Inc.	10.50%	12/1/2012	10,035	11,314
Thomas & Betts Corp.	7.25%	6/1/2008	6,225	6,490
Thomas & Betts Corp.	6.39%	2/10/2009	1,400	1,455
Timken Co.	5.75%	2/15/2010	21,860	21,983
UCAR Finance, Inc.	10.25%	2/15/2012	55,940	62,933
Valmont Industries Inc.	6.875%	5/1/2014 (2)	4,065	4,045
Wesco Distribution Inc.	9.125%	6/1/2008	29,100	29,828

				7,211,260

Utilities (8.8%)
Electric (4.6%)
AES Corp.	8.75%	5/15/2013 (2)	46,215	50,490
AES Corp.	9.00%	5/15/2015 (2)	34,210	37,289
Avista Corp.	9.75%	6/1/2008	19,005	22,331
Calpine Corp.	8.50%	7/15/2010 (2)	24,345	19,598
CMS Energy Corp.	7.50%	1/15/2009	26,827	27,363
CMS Energy Corp.	8.50%	4/15/2011	21,750	22,837
DPL Inc.	6.875%	9/1/2011	21,310	21,782
Dynegy Inc.	10.125%	7/15/2013 (2)	27,895	30,684
Midwest Generation LLC	8.75%	5/1/2034 (2)	27,450	29,097
Nevada Power Co.	10.875%	10/15/2009	23,605	27,087
Nevada Power Co.	8.25%	6/1/2011	6,500	6,987
Nevada Power Co.	6.50%	4/15/2012 (2)	1,910	1,878
Nevada Power Co.	9.00%	8/15/2013	17,140	19,154

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

NRG Energy Inc.	8.00%	12/15/2013 (2)	36,110	$ 37,013
Sierra Pacific Resources	8.625%	3/15/2014 (2)	11,390	11,761
TECO Energy Inc.	7.20%	5/1/2011	25,180	25,935
TECO Energy Inc.	7.00%	5/1/2012	2,200	2,222
TNP Enterprises Inc.	10.25%	4/1/2010	5,905	6,377
Western Resources, Inc.	7.125%	8/1/2009	7,995	8,645
Natural Gas (4.1%)
ANR Pipeline Co.	8.875%	3/15/2010	43,690	48,059
CenterPoint Energy	7.875%	4/1/2013	38,085	43,909
El Paso Natural Gas	7.625%	8/1/2010	16,005	16,565
El Paso Production Holdings	7.75%	6/1/2013	48,485	46,303
Semco Energy Inc.	7.125%	5/15/2008	3,490	3,630
Semco Energy Inc.	7.75%	5/15/2013	2,755	2,874
Southern Natural Gas	8.875%	3/15/2010	43,690	47,950
Suburban Propane Partners	6.875%	12/15/2013	12,050	11,990
Williams Cos., Inc.	8.625%	6/1/2010	49,335	55,379
Williams Cos., Inc.	7.125%	9/1/2011	41,285	42,936
Williams Cos., Inc.	8.125%	3/15/2012	38,775	42,362
Other (0.1%)
Star Gas Partners LP	10.25%	2/15/2013	4,810	5,147

				775,634

TOTAL CORPORATE BONDS
(Cost $7,868,131)				8,134,899

U.S. GOVERNMENT SECURITIES (5.0%)

U.S. Treasury Note	6.875%	5/15/2006	115,200	123,804
U.S. Treasury Note	6.625%	5/15/2007	108,150	118,458
U.S. Treasury Note	5.625%	5/15/2008	88,060	95,078
U.S. Treasury Note	5.50%	5/15/2009	59,050	63,903
U.S. Treasury Note	5.75%	8/15/2010	37,075	40,667

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $435,777)				441,910

TEMPORARY CASH INVESTMENTS (7.5%)

Repurchase Agreement (0.9%)
Deutsche Bank Securities Inc. (Dated 7/30/2004,
Repurchase Value $82,009,000, collateralized by
Government National Mortgage Association,
5.50%, 7/15/2033-11/15/2033)	1.35%	8/2/2004	82,000	82,000

		Shares

Money Market Fund (6.6%)
Vanguard Market Liquidity Fund, 1.33%*--Note F		587,612,360		587,612

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $669,612)				669,612

TOTAL INVESTMENTS (104.4%)
(Cost $8,973,520)				9,246,421

High-Yield Corporate Fund	Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-4.4%)

Other Assets---Note C	$ 280,398
Security Lending Collateral Payable to Brokers---Note F	(587,612)
Other Liabilities	(84,428)
(391,642)

NET ASSETS (100%)	$ 8,854,779

•See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the aggregate value of these securities was $1,031,211,000, representing 11.6% of net assets.
(3) Adjustable-rate note.

Amount (000)
AT JULY 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 10,158,675
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(1,576,797)
Unrealized Appreciation	272,901

NET ASSETS	$ 8,854,779

Investor Shares--Net Assets
Applicable to 1,070,999,449 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 6,688,183

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 6.24

Admiral Shares--Net Assets
Applicable to 346,943,763 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 2,166,596

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$ 6.24

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Short-Term Corporate Fund	Intermediate- Term Corporate Fund	Long-Term Corporate Fund	High-Yield Corporate Fund
	Six Months Ended July 31, 2004
	(000)	(000)	(000)	(000)
INVESTMENT INCOME
Income
Interest	$ 303,451	$ 103,784	$ 133,232	$ 340,631
Security Lending	187	62	6	1,463

Total Income	303,638	103,846	133,238	342,094

Expenses
Investment Advisory Fees—Note B	1,123	276	558	1,392
The Vanguard Group—Note C
Management and Administrative
Investor Shares	9,173	2,207	4,055	5,556
Admiral Shares	1,690	366	287	825
Institutional Shares	235	—	—	—
Marketing and Distribution
Investor Shares	1,105	227	292	544
Admiral Shares	392	123	61	186
Institutional Shares	82	—	—	—
Custodian Fees	86	19	11	23
Shareholders' Reports
Investor Shares	96	30	37	71
Admiral Shares	3	1	1	2
Institutional Shares	—	—	—	—
Trustees' Fees and Expenses	8	2	2	5

Total Expenses	13,993	3,251	5,304	8,604

NET INVESTMENT INCOME	289,645	100,595	127,934	333,490

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(14,041)	4,665	40,010	132,652
Futures Contracts	(9,159)	(3,095)	—	—
Swap Contracts	11,590	1,493	—	—

REALIZED NET GAIN (LOSS)	(11,610)	3,063	40,010	132,652

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(227,936)	(109,507)	(188,884)	(372,063)
Futures Contracts	(2,106)	4,112	—	—
Swap Contracts	(13,188)	(1,315)	—	—

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(243,230)	(106,710)	(188,884)	(372,063)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 34,805	$ (3,052)	$(20,940)	$ 94,079

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Short-Term Corporate Fund		Intermediate-Term Corporate Fund
	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 289,645	$ 536,086	$ 100,595	$ 190,895
Realized Net Gain (Loss)	(11,610)	56,155	3,063	61,604
Change in Unrealized Appreciation (Depreciation)	(243,230)	(7,265)	(106,710)	19,237

Net Increase (Decrease) in Net Assets
Resulting from Operations	34,805	584,976	(3,052)	271,736

Distributions
Net Investment Income
Investor Shares	(209,411)	(398,975)	(68,155)	(135,415)
Admiral Shares	(72,332)	(131,770)	(32,816)	(61,172)
Institutional Shares	(15,230)	(24,843)	—	—
Realized Capital Gain
Investor Shares	—	—	(7,429)	(21,200)
Admiral Shares	—	—	(3,538)	(10,007)
Institutional Shares	—	—	—	—

Total Distributions	(296,973)	(555,588)	(111,938)	(227,794)

Capital Share Transactions—Note G
Investor Shares	(1,145,931)	(2,881,895)	(203,182)	(281,702)
Admiral Shares	404,600	1,168,475	120,135	261,344
Institutional Shares	45,906	324,235	—	—
Net Increase (Decrease) from
Capital Share Transactions	1,596,437	4,374,605	323,317	543,046

Total Increase (Decrease)	1,334,269	4,403,993	208,327	586,988

Net Assets
Beginning of Period	16,487,613	12,083,620	4,130,984	3,543,996

End of Period	$ 17,821,882	$ 16,487,613	$ 4,339,311	$ 4,130,984

	Long-Term Corporate Fund		High-Yield Corporate Fund
	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)	Six Months Ended July 31, 2004 (000)	Year Ended Jan. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 127,934	$ 254,676	$ 333,490	$ 691,807
Realized Net Gain (Loss)	40,010	11,787	132,652	29,922
Change in Unrealized Appreciation (Depreciation)	(188,884)	80,423	(372,063)	643,327

Net Increase (Decrease) in Net Assets
Resulting from Operations	(20,940)	346,886	94,079	1,365,056

Distributions
Net Investment Income
Investor Shares	(110,526)	(216,522)	(250,349)	(516,178)
Admiral Shares	(17,408)	(38,154)	(83,141)	(175,629)
Institutional Shares	--	--	--	--
Realized Capital Gain
Investor Shares	--	--	--	--
Admiral Shares	--	--	--	--
Institutional Shares	--	--	--	--

Total Distributions	(127,934)	(254,676)	(333,490)	(691,807)

Capital Share Transactions--Note G
Investor Shares	46,941	130,687	(402,322)	1,079,492
Admiral Shares	6,631	34,811	(176,855)	261,034
Institutional Shares	--	--	--	--

Net Increase (Decrease) from
Capital Share Transactions	53,572	165,498	(579,177)	1,340,526

Total Increase (Decrease)	(95,302)	257,708	(818,588)	2,013,775

Net Assets
Beginning of Period	4,562,040	4,304,332	9,673,367	7,659,592

End of Period	$ 4,466,738	$ 4,562,040	$ 8,854,779	$ 9,673,367

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Short-Term Corporate Fund Investor Shares

	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$10.81	$10.78	$10.82	$10.76	$10.49	$10.86

Investment Operations
Net Investment Income	.177	.415	.569	.666	.712	.660
Net Realized and Unrealized Gain (Loss)
on Investments	(.146)	.043	(.040)	.060	.270	(.370)

Total from Investment Operations	.031	.458	.529	.726	.982	.290

Distributions
Dividends from Net Investment Income	(.181)	(.428)	(.569)	(.666)	(.712)	(.660)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.181)	(.428)	(.569)	(.666)	(.712)	(.660)

Net Asset Value, End of Period	$10.66	$10.81	$10.78	$10.82	$10.76	$10.49

Total Return	0.29%	4.31%	5.04%	6.92%	9.74%	2.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,693	$11,732	$8,828	$7,611	$7,442	$6,731
Ratio of Total Expenses to Average Net Assets	0.18%*	0.21%	0.23%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to Average Net Assets	3.30%*	3.80%	5.27%	6.18%	6.76%	6.21%
Portfolio Turnover Rate	29%*	33%	59%	69%	54%	52%

*Annualized.

Short-Term Corporate Fund Admiral Shares

	Six Months Ended	Year Ended January 31,		Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002
Net Asset Value, Beginning of Period	$10.81	$10.78	$10.82	$10.73

Investment Operations
Net Investment Income	.180	.423	.575	.649
Net Realized and Unrealized Gain (Loss) on Investments	(.146)	.043	(.040)	.090

Total from Investment Operations	.034	.466	.535	.739

Distributions
Dividends from Net Investment Income	(.184)	(.436)	(.575)	(.649)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.184)	(.436)	(.575)	(.649)

Net Asset Value, End of Period	$10.66	$10.81	$10.78	$10.82

Total Return	0.32%	4.40%	5.11%	7.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,247	$3,907	$2,732	$1,816
Ratio of Total Expenses to Average Net Assets	0.11%**	0.13%	0.17%	0.18%**
Ratio of Net Investment Income to Average Net Assets	3.37%**	3.87%	5.30%	6.03%**
Portfolio Turnover Rate	29%**	33%	59%	69%

*Inception.
**Annualized.

Short-Term Corporate Fund Institutional Shares

	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.81	$10.78	$10.82	$10.76	$10.49	$10.86

Investment Operations
Net Investment Income	.182	.427	.582	.680	.724	.673
Net Realized and Unrealized Gain (Loss)
on Investments	(.146)	.043	(.040)	.060	.270	(.370)

Total from Investment Operations	.036	.470	.542	.740	.994	.303

Distributions
Dividends from Net Investment Income	(.186)	(.440)	(.582)	(.680)	(.724)	(.673)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.186)	(.440)	(.582)	(.680)	(.724)	(.673)

Net Asset Value, End of Period	$10.66	$10.81	$10.78	$10.82	$10.76	$10.49

Total Return	0.33%	4.43%	5.17%	7.05%	9.86%	2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$882	$849	$524	$394	$359	$434
Ratio of Total Expenses to Average Net Assets	0.09%*	0.10%	0.10%	0.11%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.40%*	3.90%	5.39%	6.25%	6.86%	6.31%
Portfolio Turnover Rate	29%*	33%	59%	69%	54%	52%

*Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Intermediate-Term Corporate Fund Investor Shares

	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.19	$10.06	$9.76	$9.62	$9.13	$10.07

Investment Operations
Net Investment Income	.238	.503	.579	.630	.664	.623
Net Realized and Unrealized Gain (Loss)
on Investments	(.234)	.224	.300	.142	.490	(.894)

Total from Investment Operations	.004	.727	.879	.772	1.154	(.271)

Distributions
Dividends from Net Investment Income	(.238)	(.518)	(.579)	(.630)	(.664)	(.623)
Distributions from Realized Capital Gains	(.026)	(.079)	—	(.002)	—	(.046)

Total Distributions	(.264)	(.597)	(.579)	(.632)	(.664)	(.669)

Net Asset Value, End of Period	$9.93	$10.19	$10.06	$9.76	$9.62	$9.13

Total Return	0.04%	7.38%	9.30%	8.23%	13.20%	-2.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,939	$2,813	$2,500	$2,075	$2,070	$1,475
Ratio of Total Expenses to Average Net Assets	0.19%*	0.20%	0.20%	0.21%	0.22%	0.25%
Ratio of Net Investment Income to Average Net Assets	4.77%*	4.90%	5.87%	6.99%	7.17%	6.60%
Portfolio Turnover Rate	39%*	55%	84%	118%	85%	67%

*Annualized.

Intermediate-Term Corporate Fund Admiral Shares

	Six Months Ended	Year Ended January 31,		Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002

Net Asset Value, Beginning of Period	$10.19	$10.06	$9.76	$9.60

Investment Operations
Net Investment Income	.243	.512	.585	.616
Net Realized and Unrealized Gain (Loss) on Investments	(.234)	.224	.300	.162
Total from Investment Operations	.009	.736	.885	.778

Distributions
Dividends from Net Investment Income	(.243)	(.527)	(.585)	(.616)
Distributions from Realized Capital Gains	(.026)	(.079)	—	(.002)
Total Distributions	(.269)	(.606)	(.585)	(.618)

Net Asset Value, End of Period	$9.93	$10.19	$10.06	$9.76

Total Return	0.09%	7.48%	9.37%	8.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,401	$1,318	$1,044	$731
Ratio of Total Expenses to Average Net Assets	0.09%**	0.11%	0.14%	0.13%**
Ratio of Net Investment Income to Average Net Assets	4.87%**	4.99%	5.91%	6.47%**
Portfolio Turnover Rate	39%**	55%	84%	118%

*Inception.
**Annualized.

Long-Term Corporate Fund Investor Shares

	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$9.40	$9.20	$8.76	$8.63	$8.08	$9.38

Investment Operations
Net Investment Income	.260	.526	.553	.562	.573	.561
Net Realized and Unrealized Gain (Loss)
on Investments	(.310)	.200	.440	.130	.550	(1.245)
Total from Investment Operations	(.050)	.726	.993	.692	1.123	(.684)

Distributions
Dividends from Net Investment Income	(.260)	(.526)	(.553)	(.562)	(.573)	(.561)
Distributions from Realized Capital Gains	—	—	—	—	—	(.055)
Total Distributions	(.260)	(.526)	(.553)	(.562)	(.573)	(.616)

Net Asset Value, End of Period	$9.09	$9.40	$9.20	$8.76	$8.63	$8.08

Total Return	-0.53%	8.09%	11.75%	8.26%	14.52%	-7.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,861	$3,944	$3,733	$3,611	$3,820	$3,681
Ratio of Total Expenses to Average Net Assets	0.25%*	0.28%	0.31%	0.32%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	5.69%*	5.64%	6.24%	6.48%	7.02%	6.59%
Portfolio Turnover Rate	22%*	11%	33%	39%	17%	7%

*Annualized.

Long-Term Corporate Fund Admiral Shares

	Six Months Ended	Year Ended January 31,		Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002

Net Asset Value, Beginning of Period	$9.40	$9.20	$8.76	$8.60

Investment Operations
Net Investment Income	.265	.535	.561	.551
Net Realized and Unrealized Gain (Loss) on Investments	(.310)	.200	.440	.160
Total from Investment Operations	(.045)	.735	1.001	.711

Distributions
Dividends from Net Investment Income	(.265)	(.535)	(.561)	(.551)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.265)	(.535)	(.561)	(.551)

Net Asset Value, End of Period	$9.09	$9.40	$9.20	$8.76

Total Return	-0.47%	8.19%	11.85%	8.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$605	$618	$571	$435
Ratio of Total Expenses to Average Net Assets	0.14%**	0.19%	0.23%	0.24%**
Ratio of Net Investment Income to Average Net Assets	5.80%**	5.73%	6.30%	6.55%**
Portfolio Turnover Rate	22%**	11%	33%	39%

*Inception.
**Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

High-Yield Corporate Fund Investor Shares

	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$6.40	$5.93	$6.29	$6.96	$7.28	$7.90

Investment Operations
Net Investment Income	.230	.474	.502	.591	.638	.631
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	.470	(.360)	(.670)	(.320)	(.620)

Total from Investment Operations	.070	.944	.142	(.079)	.318	.011

Distributions
Dividends from Net Investment Income	(.230)	(.474)	(.502)	(.591)	(.638)	(.631)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.230)	(.474)	(.502)	(.591)	(.638)	(.631)

Net Asset Value, End of Period	$6.24	$6.40	$5.93	$6.29	$6.96	$7.28

Total Return*	1.12%	16.47%	2.55%	-1.10%	4.70%	0.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,688	$7,271	$5,690	$5,263	$5,882	$5,571
Ratio of Total Expenses to Average Net Assets	0.21%**	0.23%	0.26%	0.27%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	7.34%**	7.65%	8.42%	9.02%	9.07%	8.34%
Portfolio Turnover Rate	67%**	52%	29%	29%	16%	20%

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Annualized.

High-Yield Corporate Fund Admiral Shares

	Six Months Ended	Year Ended January 31,		Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	July 31, 2004	2004	2003	2002

Net Asset Value, Beginning of Period	$6.40	$5.93	$6.29	$6.33

Investment Operations
Net Investment Income	.233	.477	.505	.123
Net Realized and Unrealized Gain (Loss) on Investments	(.160)	.470	(.360)	(.040)

Total from Investment Operations	.073	.947	.145	.083

Distributions
Dividends from Net Investment Income	(.233)	(.477)	(.505)	(.123)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.233)	(.477)	(.505)	(.123)

Net Asset Value, End of Period	$6.24	$6.40	$5.93	$6.29

Total Return**	1.17%	16.54%	2.60%	1.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,167	$2,403	$1,970	$1,145
Ratio of Total Expenses to Average Net Assets	0.12%†	0.17%	0.21%	0.21%†
Ratio of Net Investment Income to Average Net Assets	7.43%†	7.71%	8.48%	8.81%†
Portfolio Turnover Rate	67%†	52%	29%	29%

*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Effective August 20, 2004, the Short-Term Corporate, Intermediate-Term Corporate, and Long-Term Corporate Funds’ names will change to the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds, respectively. Most of the funds’ investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries. The Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: Each fund may use U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Swap Contracts: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4.     Repurchase Agreements: Each fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7.     Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes investment advisory services to the Short-Term Corporate and Intermediate-Term Corporate Funds on an at-cost basis. Wellington Management Company, LLP, provides investment advisory services to the Long-Term Corporate and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2004, the investment advisory fees of the Long-Term Corporate and High-Yield Corporate Funds represented effective annual rates of 0.03% and 0.03%, respectively, of average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

Bond Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Short-Term Corporate	$2,548	0.01%	2.55%
Intermediate-Term Corporate	606	0.01	0.61
Long-Term Corporate	637	0.01	0.64
High-Yield Corporate	1,254	0.01	1.25

The funds’ trustees and officers are also directors and officers of Vanguard.

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the Short-Term Corporate and Intermediate-Term Corporate Funds’ swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the funds’ income dividends to shareholders is offset by a change in principal return. The Short-Term Corporate and Intermediate-Term Corporate Funds’ realized gains on swap contracts of $7,328,000 and $376,000, respectively, have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2004, the following funds had tax-basis capital losses available to offset future net capital gains:

	Capital Losses
Bond Fund	Amount (000)	Expiration: Fiscal Year(s) Ending January 31,

Short-Term Corporate	$204,038	2009-2011
Long-Term Corporate	101,886	2011
High-Yield Corporate	1,705,903	2008-2012

The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2005; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Bond Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Short-Term Corporate	$464,189	$(459,938)	$4,251
Intermediate-Term Corporate	128,494	(76,350)	52,144
Long-Term Corporate	293,768	(39,832)	253,936
High-Yield Corporate	368,909	(96,008)	272,901

At July 31, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Bond Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Short-Term Corporate/
5-Year Treasury Note	636	$69,642	$434
10-Year Treasury Note	(3,494)	386,851	(9,877)
Intermediate-Term Corporate/
5-Year Treasury Note	470	$51,465	$699
10-Year Treasury Note	(108)	11,958	(62)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At July 31, 2004, the funds had the following open swap contracts:

Credit Default Swaps

Bond Fund/Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Premium Received	Unrealized Appreciation (Depreciation) (000)

Short-Term Corporate/
Coca-Cola Co.	12/29/2006	DBS	$48,725	0.18%	—
Coca-Cola Co.	1/2/2007	DBS	47,525	0.18%	—
SunTrust Banks	9/17/2004	DBS	57,000	0.69%	$12
SunTrust Banks	9/17/2004	DBS	25,000	0.62%	3
Verizon Global Funding Corp.	6/15/2006	GSI	16,000	0.93%	218
Verizon Global Funding Corp.	6/15/2006	MLI	10,000	0.93%	136
Verizon Global Funding Corp.	6/15/2006	MSCP	20,000	0.93%	272

	$641

Intermediate-Term Corporate/
SunTrust Banks	9/17/2004	DBS	$16,500	0.69%	$4

	$4

Interest Rate Swaps

Bond Fund/Termination Date	Dealer*	Notional Amount (000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)**	Unrealized Appreciation (Depreciation) (000)

Short-Term Corporate/
11/8/2004	LBI	$32,000	1.515%	(1.18%)	$(19)
2/25/2005	LBI	35,000	1.815%	(1.28%)	(47)
5/4/2005	LBI	26,840	1.50%	(1.18%)	(145)
6/3/2005	LBI	50,000	4.086%	(1.33%)	739
6/13/2005	GSI	50,000	4.11%	(1.47%)	760
6/28/2005	LBI	80,000	2.712%	(1.59%)	251
9/9/2005	LBI	40,900	2.091%	(1.35%)	(188)
9/15/2005	LBI	17,000	2.14%	(1.52%)	(72)
12/13/2005	ABN	25,000	1.948%	(1.47%)	(241)
12/15/2005	LBI	25,900	2.935%	(1.52%)	89
1/27/2006	LBI	50,000	2.551%	(1.66%)	(145)
2/15/2006	BA	71,700	2.533%	(1.25%)	(271)
3/15/2006	BA	25,000	2.41%	(1.52%)	(162)
4/10/2006	BA	75,000	2.419%	(1.59%)	(550)
5/11/2006	DBS	142,700	2.961%	(1.25%)	103
6/1/2006	ABN	57,050	3.00%	(1.32%)	51
7/23/2006	DBS	21,965	3.055%	(1.65%)	6
9/15/2006	LBI	29,325	2.68%	(1.52%)	(260)
9/15/2006	LBI	29,325	2.57%	(1.52%)	(327)
9/18/2006	LBI	47,170	2.578%	(1.52%)	(524)
9/19/2006	DBS	25,000	2.578%	(1.55%)	(280)
12/10/2006	LBI	26,600	3.152%	(1.63%)	(53)
1/12/2007	LBI	25,000	2.635%	(1.59%)	(373)
1/25/2007	ABN	35,000	2.60%	(1.66%)	(573)
1/26/2007	DBS	44,700	2.607%	(1.66%)	(726)
3/12/2007	DBS	19,650	2.698%	(1.41%)	(314)
4/5/2007	LBI	39,000	2.708%	(1.60%)	(665)

	$(3,936)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Interest Rate Swaps

Bond Fund/Termination Date	Dealer*	Notional Amount (000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)**	Unrealized Appreciation (Depreciation) (000)

Intermediate-Term Corporate/
12/15/2005	LBI	$7,825	2.935%	(1.52%)	$27
5/25/2009	LBI	10,000	3.175%	(1.28%)	(408)
5/8/2010	LBI	9,000	3.758%	(1.18%)	(266)

	$(647)

Total Return Swaps

Bond Fund/Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Floating Interest Rate Paid†	Unrealized Appreciation (Depreciation) (000)

Short-Term Corporate/
Lehman AAA Commercial
Mortgage-Backed
Securities Index	8/2/2004	BA	$48,600	0.67%	$(50)

	$(50)

Intermediate-Term Corporate/
Lehman AAA Commercial
Mortgage-Backed
Securities Index	8/2/2004	BA	$43,000	0.67%	$(44)
Lehman AAA Commercial
Mortgage-Backed
Securities Index	10/31/2004	BA	40,000	0.70%	(110)
Lehman AAA Commercial
Mortgage-Backed
Securities Index	12/31/2004	UBS	20,000	0.81%	169

	$15

*ABN–ABN Amro.
BA–Bank of America.
DBS–Deutsche Bank Securities.
GSI–Goldman Sachs International.
LBI–Lehman Brothers International.
MLI–Merrill Lynch International.
MSCP–Morgan Stanley Credit Producers.
UBS—UBS Warburg LLC.
**Based on three-month London InterBank Offered Rate (LIBOR).
† Based on one-month London InterBank Offered Rate (LIBOR).

E.     During the six months ended July 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
	U.S. Government Securities		Other Investment Securities
Bond Fund	Purchases	Sales	Purchases	Sales

Short-Term Corporate	$334,443	$200,553	$3,313,399	$2,109,323
Intermediate-Term	507,237	144,592	482,106	642,390
Corporate
Long-Term Corporate	351,182	108,200	214,269	371,144
High-Yield Corporate	307,700	—	2,661,511	3,415,427

F.     The market value of securities on loan to broker/dealers at July 31, 2004, and collateral received with respect to such loans, were:

	(000)
		Collateral Received
Bond Fund	Market Value of Loaned Securities	Cash	U.S. Government and Agency Securities

Short-Term Corporate	$225,070	$165,354	$65,742
Intermediate-Term Corporate	145,974	60,611	88,333
Long-Term Corporate	25,136	25,545	--
High-Yield Corporate	977,302	587,612	415,472

The funds invest cash collateral received in temporary cash investments, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G.     Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Short-Term Corporate
Investor Shares
Issued	$2,967,223	275,815	$5,728,842	529,299
Issued in Lieu of Cash Distributions	182,321	16,989	344,754	31,857
Redeemed	(2,003,613)	(186,819)	(3,191,701)	(295,197)

Net Increase (Decrease)--Investor Shares	1,145,931	105,985	2,881,895	265,959

Admiral Shares
Issued	1,369,676	127,310	2,887,810	266,887
Issued in Lieu of Cash Distributions	56,282	5,244	101,161	9,348
Redeemed	(1,021,358)	(95,352)	(1,820,496)	(168,390)

Net Increase (Decrease)--Admiral Shares	404,600	37,202	1,168,475	107,845

Institutional Shares
Issued	144,783	13,397	495,002	45,714
Issued in Lieu of Cash Distributions	12,175	1,134	22,062	2,039
Redeemed	(111,052)	(10,369)	(192,829)	(17,826)

Net Increase (Decrease)--Institutional Shares	45,906	4,162	324,235	29,927

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Six Months Ended July 31, 2004		Year Ended January 31, 2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Intermediate-Term Corporate
Investor Shares
Issued	$562,290	55,919	$1,069,061	104,753
Issued in Lieu of Cash Distributions	62,215	6,192	128,372	12,585
Redeemed	(421,323)	(42,063)	(915,731)	(89,851)

Net Increase (Decrease)--Investor Shares	203,182	20,048	281,702	27,487

Admiral Shares
Issued	312,939	31,079	712,848	69,764
Issued in Lieu of Cash Distributions	25,608	2,549	48,862	4,791
Redeemed	(218,412)	(21,777)	(500,366)	(49,071)

Net Increase (Decrease)--Admiral Shares	120,135	11,851	261,344	25,484

Long-Term Corporate
Investor Shares
Issued	$363,680	39,456	$937,204	100,559
Issued in Lieu of Cash Distributions	95,586	10,404	185,548	19,876
Redeemed	(412,325)	(44,880)	(992,065)	(106,512)

Net Increase (Decrease)--Investor Shares	46,941	4,980	130,687	13,923

Admiral Shares
Issued	84,541	9,194	295,956	31,749
Issued in Lieu of Cash Distributions	11,096	1,207	24,142	2,585
Redeemed	(89,006)	(9,631)	(285,287)	(30,617)

Net Increase (Decrease)--Admiral Shares	6,631	770	34,811	3,717

High-Yield Corporate
Investor Shares
Issued	$762,434	121,100	$2,480,742	402,215
Issued in Lieu of Cash Distributions	180,433	28,716	370,929	59,839
Redeemed*	(1,345,189)	(213,967)	(1,772,179)	(286,737)

Net Increase (Decrease)--Investor Shares	(402,322)	(64,151)	1,079,492	175,317

Issued	317,277	50,205	1,000,018	161,341
Issued in Lieu of Cash Distributions	53,065	8,445	108,834	17,553
Redeemed*	(547,197)	(86,853)	(847,818)	(136,053)

Net Increase (Decrease)--Admiral Shares	(176,855)	(28,203)	261,034	42,841

*Net of redemption fees of $2,037,000 and $3,333,000, respectively (fund totals).

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R)funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (Irish investment management firm) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral , PlainTalk , Yorktown, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

About Our Cover
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

For More InformationThis report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

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Account Services
1-800-662-2739

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Services
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Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q392 092004

Item 2:	Not applicable.

Item 3:	Not applicable.

Item 4:	Not applicable.

Item 5:	Not applicable.

Item 6:	Not applicable.

Item 7:	Not applicable.

Item 8:	Not applicable.

Item 9:	Not applicable.

Item 10:	Controls and Procedures.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11:	Exhibits. (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	(signature) (HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	(signature) (HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 24, 2004

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	(signature) (HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	September 24, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.